As filed with the Securities and Exchange Commission on April 30, 1999

                                                 1933 Act Registration No. 33-12
                                                      1940 Act File No. 811-4401

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                   FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          x

                        Post-Effective Amendment No. 51
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
              INVESTMENT COMPANY ACT OF 1940                    x
                               Amendment No. -53-
                        (Check appropriate box or boxes)

                              -------------------

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

               (Exact name of registrant as specified in charter)


     215 NORTH MAIN STREET
     WEST BEND, WISCONSIN                                   53095
     (Address of Principal Executive Offices)               (Zip Code)

      Registrant's Telephone Number, including Area Code:  (414) 334-5521


                              ROBERT J. TUSZYNSKI
                             President and Director
                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                             215 NORTH MAIN STREET
                           WEST BEND, WISCONSIN 53095
                    (Name and Address of Agent for Service)

                                    Copy to:

                            CONRAD G. GOODKIND, ESQ.
                              Quarles & Brady LLP
                           411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

     Approximate Date of Proposed Public Offerings: As soon as practicable following the effective date of this amendment to the registration statement. It is proposed that this filing will become effective
---- immediately upon filing pursuant to paragraph (b)
-x-- on May 1, 1999 pursuant to paragraph (b)
---- 60 days after filing pursuant to paragraph (a)(1)
---- on (Date) pursuant to paragraph (a)(1)
---- 75 days after filing pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

---  this post-effective amendment designates a new
effective date for a previously filed post-effective
amendment
================================================================================


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

     This Prospectus has information you should know before you decide to invest. Please read it carefully and keep it with your investment records. There is a Table of Contents on the next page which allows you to quickly find information about investment risks and strategies, Portfolio managers, buying and selling shares and other information about the Portfolios.

     Principal Preservation Portfolios, Inc. ("Principal Preservation") is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation. This Prospectus describes Class A shares for all seven of the mutual funds (the "Portfolios") of Principal Preservation listed below, and also describes Class B shares for the stock Portfolios:

BOND PORTFOLIOS:
----------------
TAX-EXEMPT PORTFOLIO
GOVERNMENT PORTFOLIO

STOCK PORTFOLIOS:
----------------
S&P 100 PLUS PORTFOLIO
DIVIDEND ACHIEVERS PORTFOLIO
SELECT VALUE PORTFOLIO
PSE TECH 100 INDEX PORTFOLIO
MANAGED GROWTH PORTFOLIO

===============================================================================
     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. IF ANYONE TELLS YOU OTHERWISE THEY ARE COMMITTING A CRIME.
===============================================================================

THE DATE OF THIS PROSPECTUS IS MAY 1, 1999.

                                QUICK REFERENCE


RISK/RETURN INFORMATION:

Investment objectives and risks associated
with the Portfolios                                          page
Specific investment objectives, strategies, risks,
expenses and performance information for:
   Tax-Exempt Portfolio                                     pages
   Government Portfolio                                     pages
   S&P 100 Plus Portfolio                                   pages
   Dividend Achievers Portfolio                             pages
   Select Value Portfolio                                   pages
   PSE Tech 100 Index Portfolio                             pages
   Managed Growth Portfolio                                 pages
Additional risks associated with investment securities
purchased by the Portfolios                                 pages

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:

How to buy Portfolio shares (including sales
charges and combined purchase programs)                     pages
How to redeem Portfolio shares                              pages
How to exchange between Portfolios                          pages
How to begin an automatic investment plan                   pages
How to begin an automatic withdrawal plan                   pages
IRA and other retirement plan programs                      pages

PRINCIPAL PRESERVATION PORTFOLIOS' MANAGEMENT:

Investment Advisor                                           page
Sub-Advisors                                                 page
Portfolio Managers                                           page

         RISK/RETURN INFORMATION; INVESTMENT OBJECTIVES AND STRATEGIES

THE PORTFOLIOS

     Principal Preservation offers investors nine distinct mutual funds choices. This prospectus describes the seven Portfolios described below.

   PRINCIPAL RISKS COMMON TO ALL PORTFOLIOS

     Certain securities in which the Portfolios invest and strategies in which they engage involve special considerations and risks. The table below describes some of the general risks associated with bonds and common stocks in which the Portfolios commonly invest.

BONDS                                   COMMON STOCKS
-----                                   -------------
Interest Rate Risk - The value of       Market Risk - Common stock prices
bonds typically moves in the opposite   overall will rise and fall over short
direction of interest rates.  Bonds     and even extended periods.  The stock
of longer maturities are affected to    markets tend to move in cycles, and a
a greater degree by changes in          Portfolio's net asset value will
interest rates than bonds of            fluctuate with these market changes.
shorter maturities.

Credit Risk - The creditworthiness of   Objective Risk - Objective risk is the
issuers of bonds could deteriorate      risk that a Portfolio's common stocks
because of: (1) general economic        may not fluctuate in the same manner as
conditions; (2) developments affecting  the stock markets.  This is because each
the industry in which the borrower of   of the stock Portfolios selects common
the bond proceeds operates; or          stocks for investment in accordance with
(3) developments affecting the          defined objectives and policies.  A
borrower uniquely.  Such a              Portfolio may focus on one or more of
deterioration causes a higher risk of   the following characteristics: (1)
default on interest and principal       specified sizes of companies; (2)
payments, and likely would cause a      companies included on certain stock
Portfolio's bonds to decline in value.  indices; (3) companies in certain industries or market sectors; or
                                        (4) companies meeting other specified
                                        criteria.  Because of this selection
                                        process, a Portfolio may hold common
                                        stocks that are not representative of
                                        the overall stock market.

     Other principal risks specific to each Portfolio are discussed in the following information about the individual Portfolios. Risks associated with special investment strategies and techniques used by some of the Portfolios are discussed below under the subheading "Additional Investment Practices and Risks."

     Money you invest in the Portfolios is not a deposit of a bank. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. By investing in the Portfolios, you assume risk, and you could lose money.

TAX-EXEMPT PORTFOLIO

     INVESTMENT OBJECTIVE. The Portfolio seeks to provide the highest total return, consistent with preserving principal, by investing in high quality municipal bonds.

     INVESTMENT STRATEGY AND PROGRAM. Under normal market conditions, the Portfolio invests at least 90% of its total assets in tax-exempt municipal securities. This investment policy is fundamental, which means it cannot be changed unless a majority of the Portfolio's shareholders vote to do so. The Portfolio may purchase municipal securities of any maturity, and is not required to maintain its portfolio within any range of average maturities or durations. The Portfolio will invest primarily in municipal securities rated at the time of purchase in an "A" category or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. Generally, the Portfolio will invest at least 65% of its assets in bonds rated in one of the top two rating categories. For a description of such ratings, see the Statement of Additional Information.

     INVESTMENT RISKS. In addition to interest rate risk and credit risk, this Portfolio is subject to the risk of changes in tax rates. Changes in federal income tax rates may affect the net asset value of the Portfolio and may reduce the benefit of tax-exempt interest to you.

     PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Portfolio's annual return. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total returns of the Portfolio's Class A shares for the past ten calendar years. Front end sales loads that you pay when you purchase Class A shares of the Portfolio are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Portfolio otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

                              TAX-EXEMPT PORTFOLIO
YEAR                   AVERAGE ANNUAL TOTAL RETURN *<F1>
1989                                   9.20%
1990                                   6.20%
1991                                  10.00%
1992                                   8.60%
1993                                  14.30%
1994                                  -6.40%
1995                                  18.10%
1996                                   3.80%
1997                                   9.40%
1998                                   4.30%
--------------------------
*<F1> As a percent of Average Net Assets.



HIGHEST QUARTERLY RETURN:
7.79%, 1st Quarter 1995

LOWEST QUARTERLY RETURN
-6.14%, 1st Quarter 1994

     The following table compares the average annual return on Class A shares of the Portfolio with that of a broad measure of market performance over the periods indicated. The Portfolio's performance presented in the table reflects the effects of the maximum applicable sales charge and the Portfolio's operating expenses. No comparable reductions have been made in the performance presented for the Index.

AVERAGE ANNUAL TOTAL
RETURN (FOR THE PERIODS
 ENDING DECEMBER 31, 1998)  PAST ONE YEAR     PAST FIVE YEARS    PAST TEN YEARS
--------------------------   ------------     ---------------    --------------
Tax-Exempt Portfolio             0.61%             4.76%             7.17%
Lehman 20-Year Municipal
  Bond Index*<F2>                6.97%             6.77%             8.49%
--------------------------

*<F2> The Lehman 20-Year Municipal Bond Index is a broad based index containing over 22,000 issues with maturities ranging from two to thirty years. The bonds included in the Index were issued in offerings of $50 million or more completed within the past five years. The average quality rating of municipal bonds included in the Index is "AA."


     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A shares of the Portfolio.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                CLASS A
                                                                SHARES
                                                                -------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price) (1)<F3>                      3.5%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends      None
Contingent Deferred Sales Charge (Load)                          None
Redemption Fees ($12.00 for each wire redemption)                None
Exchange Fee                                                     $5.00


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(2)<F4>
                                                                CLASS A
                                                                SHARES
                                                                -------
Management Fees                                                  0.58%
Distribution and Service (12b-1) Fees                            0.25%
Other Expenses:
  Custodian Fees                                        0.03%
  Transfer Agent Fees                                   0.08%
  Other Fees                                            0.17%
                                                        -----
Total Other Expenses                                             0.28%
                                                                 -----
Annual Fund Operating Expenses                                   1.11%
                                                                 =====
------------------------------

(1)<F3>To determine if you qualify for a lower sales charge, see "Purchasing Shares" and "Shareholder Services."

(2)<F4>The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1998.


     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The example if for comparison purposes only. Actual returns and costs may be higher or lower.

         AFTER 1 YEAR     AFTER 3 YEARS    AFTER 5 YEARS    AFTER 10 YEARS
         ------------     -------------    -------------    --------------
             $459             $691              $940            $1,654


     If you wish to review historical financial information about the Portfolio, please refer to the section of this Prospectus captioned "Financial Highlights."

GOVERNMENT PORTFOLIO

     INVESTMENT OBJECTIVE. The Government Portfolio seeks to obtain the highest total return, consistent with preserving principal, by investing in a portfolio of instruments and obligations issued by the U.S. Treasury or which are backed by the unconditional full faith and credit of the United States government, its agencies or instrumentalities ("U.S. Government Securities").

     INVESTMENT STRATEGY AND PROGRAM. Under normal market conditions, the Portfolio will have at least 65% of its total assets invested in U.S. Government Securities. These securities are issued with original maturities of from a few days to 30 years or more, and have varying coupon rates. Although the Portfolio is not limited as to the average maturity of its investments, the Advisor intends to maintain the Portfolio's dollar-weighted average maturity within a range of five to ten years. Historically, bonds within this maturity range have captured at least 80% of the yield on long term U.S. treasury bonds, but these intermediate maturity bonds typically experience less price volatility. The Portfolio manager therefore believes bonds within this range are most consistent with the Portfolio's investment objective of preservation of principal. If market conditions were to cause a shift in the relative yield performance and price volatility of intermediate bonds as compared to longer term bonds, the portfolio manager likely would respond by shortening or lengthening his maturity strategy, as appropriate.

     INVESTMENT RISKS. The Portfolio is subject to interest rate risk. Because the Portfolio's investments are concentrated in U.S. Government Securities, credit risk is not a significant consideration for this Portfolio.

     PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Portfolio's annual return. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total returns of the Portfolio's Class A shares for the past ten calendar years. Front end sales loads that you pay when you purchase Class A shares of the Portfolio are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Portfolio otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

                              GOVERNMENT PORTFOLIO
YEAR                   AVERAGE ANNUAL TOTAL RETURN *<F5>
1989                                  11.50%
1990                                   8.70%
1991                                  15.10%
1992                                   6.80%
1993                                  10.30%
1994                                  -5.40%
1995                                  16.30%
1996                                   2.30%
1997                                   8.10%
1998                                   9.10%
--------------------------
*<F5> As a percent of Average Net Assets.



HIGHEST QUARTERLY RETURN:
6.78%, 2nd Quarter 1989

LOWEST QUARTERLY RETURN
-3.73%, 1st Quarter 1994

     The following table compares the average annual return on Class A shares of the Portfolio with that of a broad measure of market performance over the periods indicated. The Portfolio's performance presented in the table reflects the effects of the maximum applicable sales charge and the Portfolio's operating expenses. No comparable reductions have been made in the performance presented for the Index.


AVERAGE ANNUAL TOTAL
RETURN (FOR THE PERIODS
ENDING DECEMBER 31, 1998)   PAST ONE YEAR    PAST FIVE YEARS   PAST TEN YEARS
-------------------------   -------------    ---------------   --------------
Government Portfolio            5.28%              5.07%          7.72%
Lehman Intermediate
  Government Bond Index*<F6>    8.47%              6.45%          8.62%
------------------------
*<F6> The Lehman Intermediate Government Bond Index represents a total return of
      U.S. Government bonds with maturities ranging from 2 to 10 years. The average duration of the underlying Index is approximately four years.


     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A shares of the Portfolio.


SHAREHOLDER FEES EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                     CLASS A
                                                                     SHARES
                                                                     -------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price) (1)<F7>                            3.5%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends            None
Contingent Deferred Sales Charge (Load)                                None
Redemption Fees ($12.00 for each wire redemption)                      None
Exchange Fee                                                          $5.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(2)<F8>
                                                                     CLASS A
                                                                     SHARES
                                                                     -------
Management Fees                                                       0.60%
Distribution and Service (12b-1) Fees                                 0.25%
Other Expenses:
  Custodian Fees                                              0.03%
  Transfer Agent Fees                                         0.07%
  Other Fees                                                  0.24%
                                                              -----
Total Other Expenses                                                  0.34%
                                                                      -----
Annual Fund Operating Expenses                                        1.19%
                                                                      =====
--------------------

(1)<F7> To determine if you qualify for a lower sales charge, see "Purchasing Shares" and "Shareholder Services"
(2)<F8> The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1998. During the year, the Advisor voluntarily waived a portion of its Management Fee. Giving effect to this waiver, Management Fees and Annual Fund Operating Expenses for Class A shares were 0.59% and 1.18%, respectively. The Advisor may discontinue this voluntary waiver at any time.


     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The example if for comparison purposes only. Actual returns and costs may be higher or lower.

         AFTER 1 YEAR     AFTER 3 YEARS     AFTER 5 YEARS      AFTER 10 YEARS
         ------------     -------------     -------------      --------------
             $467             $715               $981              $1,743

     If you wish to review historical financial information about the Portfolio, please refer to the section of this Prospectus captioned "Financial Highlights."

S&P 100 PLUS PORTFOLIO

     INVESTMENT OBJECTIVE. The S&P 100 Plus Portfolio seeks to obtain a total return from dividends and capital gains which, before deducting the Portfolio's operating expenses, exceeds the total return of the S&P 100 Index. The Portfolio attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the composition of the S&P 100 Index, but it does not intend to replicate the Index at all times.

     S&P 100 INDEX. The S&P 100 Index consists of 100 common stocks for which options trade on the U.S. stock exchanges. Historically, the performance of the S&P 100 Index has closely tracked the performance of the S&P 500 Index over the long term, although there have been significant variations in performance during shorter periods. The S&P 500 Index consists of common stocks selected to represent the stock markets as a whole. The corporations whose stocks are included in the S&P100 Index are some of the largest U.S. companies based on market capitalization. These companies span a broad spectrum of industries.

     INVESTMENT STRATEGY AND PROGRAM. The S&P 100 Plus Portfolio invests in the common stocks which make up the S&P 100 Index, in approximately the same proportion as they are held in the Index. When the Advisor receives notification of a change in the composition of the Index, the Advisor generally makes a corresponding change in the composition of the Portfolio. However, the Portfolio is not a true "index fund," insofar as it does not seek to replicate the S&P 100 Index at all times. From time to time, the Advisor may underweight or overweight the Portfolio's investments in certain stocks that it believes will under perform or out perform the Index. The Advisor will limit these overweighting/underweighting strategies to not more than 10% of the Portfolio's total assets. Under normal market conditions, at least 65% of this Portfolio's total assets will be invested in the common stocks which make up the Index.

     At times, the Portfolio will hold uncommitted cash, which will be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash which approximates the investment performance of the S&P 100 Index, the Advisor may elect to invest such cash in exchange-traded futures contracts and options on the S&P 500 Index and/or the S&P 100 Index. This practice is commonly referred to as "equitizing cash." For an expanded discussion of these options and futures instruments and the risks associated with their use by the Portfolios, see "Additional Investment Practices and Risks
- Options and Futures Activities."

     INVESTMENT RISKS

     Market and Objective Risks. The Portfolio is subject to market risk. The objective risk is that large capitalization stocks included in the S&P 100 Plus Index may trail returns from the overall stock market for short or extended periods.

     Overweighting/Underweighting Strategies. Overweighting/underweighting strategies involve the risk that the Advisor will incorrectly identify those stocks that will either under perform or outperform the Index. If the Advisor's judgment proves correct, the Portfolio's performance will improve relative to the S&P 100 Index. Conversely, if the Advisor's judgment proves incorrect, the Portfolio's performance will decline relative to the Index.

     Imperfect Correlation. The Portfolio's performance will not precisely track that of the S&P 100 Plus Portfolio. In addition to the effects of the Advisor's overweighting/ underweighting strategies, instruments used by the Advisor to equitize cash may not perform the same as the Index. Unlike the Index, the Portfolio incurs transaction costs (e.g., brokerage commissions, etc.) in order to maintain a portfolio of securities that closely mirrors the composition of the Index, and also incurs other fees and operating expenses.

     PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Portfolio's annual return. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total returns of the Portfolio's Class A shares for the past ten calendar years. Front end sales loads that you pay when you purchase Class A shares of the Portfolio are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Portfolio otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

                           S&P 100 PLUS PORTFOLIO
YEAR                   AVERAGE ANNUAL TOTAL RETURN *<F9>
1989                                  24.30%
1990                                  -3.20%
1991                                  27.80%
1992                                   5.20%
1993                                   9.70%
1994                                   1.10%
1995                                  36.70%
1996                                  22.40%
1997                                  26.80%
1998                                  32.30%
--------------------------
*<F9> As a percent of Average Net Assets.


HIGHEST QUARTERLY RETURN:
22.73%, 4th Quarter 1998

LOWEST QUARTERLY RETURN
-13.09%, 3rd Quarter 1990

     The following table compares the average annual return on Class A shares of the Portfolio with that of a broad measure of market performance over the periods indicated. The Portfolio's performance presented in the table reflects the effects of the maximum applicable sales charge and the Portfolio's operating expenses. No comparable reductions have been made in the performance presented for the Index. We have not included any total return information in the table for the Portfolio's Class B shares, because those shares have been available for less than one year.


AVERAGE ANNUAL TOTAL
RETURN (FOR THE PERIODS
ENDING DECEMBER 31, 1998)    PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
-------------------------    -------------   ---------------   --------------
S&P 100 Plus Portfolio           25.36%          21.88%           16.89%
S&P 100 Index*<F10>              33.21%          25.58%           19.51%
------------------------

*<F10>The S&P 100 Index is a broad based stock index comprised of 100 common stocks for which options trade on the U.S. stock exchanges. Over the long term, the Index historically has closely tracked the S&P 500 Index, which is designed to be representative of the stock market as a whole.


     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A or Class B shares of the Portfolio.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES   CLASS B SHARES
                                                --------------   ---------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)(1)<F11>         5.25%             None
Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends                             None             None
Contingent Deferred Sales Charge (Load)
 (as a percentage of original purchase
  price or redemption proceeds, whichever
  is less)(2)<F12>                                    None            5.00%
Redemption Fees ($12.00 charge for each
  wire redemption)                                    None             None
Exchange Fee                                         $5.00            $5.00


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(3)<F13>
                                                CLASS A SHARES   CLASS B SHARES
                                                --------------   ---------------
Management Fees                                      0.43%            0.43%
Distribution and Service (12b-1) Fees                0.25%            1.00%
Other Expenses
  Custodian Fees                                 0.02%             0.02%
  Transfer Agent Fees                            0.08%             0.08%
  Other Fees                                     0.14%             0.14%
                                                 -----             -----
Total Other Expenses                                 0.24%            0.24%
                                                     -----            -----
Annual Fund Operating Expenses                       0.92%            1.67%
                                                     =====            =====
--------------------------

(1)<F11>You may qualify for a lower front-end sales charge on your purchases of
        Class A shares.   See "Purchasing Shares" and "Shareholder Services."

(2)<F12>The contingent deferred sales charge is reduced for each year that you hold Class B shares and is eliminated after six years. See "Purchasing Shares" and "Shareholder Services."

(3)<F13>The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1998 for Class A shares, and are based on management's estimates of anticipated expenses for the year ending December 31, 1999 for Class B shares. During the year, the Advisor voluntarily waived a portion of its Management Fee. Giving effect to this waiver, Management Fees and Annual Fund Operating Expenses for Class A shares were 0.36% and 0.85%, respectively. The Advisor may discontinue this voluntary waiver at any time.


     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those periods (other than the last column, which assumes you do not redeem your Class B Shares). The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. The example is for comparison purposes only. Actual returns and costs may be higher or lower.

                                    CLASS B SHARES*<F14> CLASS B SHARES*<F14>
                    CLASS A SHARES   (WITH REDEMPTION)  (WITHOUT REDEMPTION)
                    --------------  ------------------   -------------------
After 1 Year             $ 614          $  670                $  170
After 3 Years              803             826                   526
After 5 Years            1,008           1,007                   907
After 10 Years           1,597           1,776                 1,776
-------------------------
*<F14>Class B shares automatically convert to Class A shares after eight years.


     If you wish to review historical financial information about the Portfolio, please refer to the section of this Prospectus captioned "Financial Highlights."

DIVIDEND ACHIEVERS PORTFOLIO

      INVESTMENT OBJECTIVE. The Dividend Achievers Portfolio seeks to obtain capital appreciation and income by investing in a portfolio of common stocks of companies that have achieved a superior record of dividend growth.

      INVESTMENT STRATEGY AND PROGRAM. The Portfolio invests primarily in common stocks of companies which: (a) have market capitalizations in excess of $2 billion; (b) have increased their payment of cash dividends annually for at least four of the past five calendar years; and (c) have a five-year average dividend growth rate which exceeds that of the S&P 500 Index by at least 20%.
As of December 31, 1998, approximately 290 companies traded on the New York or American Stock Exchange or listed on the Nasdaq Stock Market met these criteria. These companies also typically have strong balance sheets. In addition to providing an income stream from dividend payments, the Advisor believes that the market values of these stocks will increase over time, because anticipated future dividend growth typically is reflected in increased market prices.

      From this universe of stocks, the Advisor selects for purchase the stocks of those companies that it believes have strong potential for long term growth of earnings and dividends which the market has not fully valued. These companies typically have a history of consistent increases in earnings and dividends, and frequently are major players in their respective industries. The Advisor generally holds stocks of these companies for so long as the potential for continued growth in earnings and dividends persists. The Advisor would consider selling stocks of companies when it believes this growth potential no longer exists. Factor that might bring the Advisor to this conclusion include the failure of any such growth to materialize over an acceptable period of time, a deterioration in fundamentals of the company that appears to reduce the potential for future growth, or the company's reduction of its dividend.

      INVESTMENT RISKS

      Market and Objective Risks. The Portfolio is subject to market risk. The objective risk is that the Portfolio's returns from mid to large capitalization stocks, or those within its universe, may trail returns as compared to the overall stock market.

      Stock Selection Risk. The Portfolio will not hold all of the stocks that meet its investment criteria. Rather, the Advisor will select from that universe the stocks that it believes will best help the Portfolio to reach its objective. Accordingly, the Portfolio's performance may be better or worse than the performance of the universe of stocks.

      PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Portfolio's annual return. You should bear in mind that past performance is not an indication of future results.

      The bar chart demonstrates the variability of the annual total returns of the Portfolio's Class A shares for the past ten calendar years. Front end sales loads that you pay when you purchase Class A shares of the Portfolio are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Portfolio otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

                          DIVIDEND ACHIEVERS PORTFOLIO
YEAR                   AVERAGE ANNUAL TOTAL RETURN *<F15>
1989                                  19.50%
1990                                   1.00%
1991                                  38.50%
1992                                   3.10%
1993                                  -5.00%
1994                                   1.20%
1995                                  31.70%
1996                                  21.80%
1997                                  27.90%
1998                                   4.90%
--------------------------
*<F15>As a percent of Average Net Assets.



HIGHEST QUARTERLY RETURN:
19.22%, 4th Quarter 1989

LOWEST QUARTERLY RETURN
-12.10%, 3rd Quarter 1990

      The following table compares the average annual return on Class A shares of the Portfolio with that of a broad measure of market performance over the periods indicated. The Portfolio's performance presented in the table reflects the effects of the maximum applicable sales charge and the Portfolio's operating expenses. No comparable reductions have been made in the performance presented for the Index. We have not included any total return information in the table for the Portfolio's Class B shares, because those shares have been available for less than one year.


AVERAGE ANNUAL TOTAL
RETURN (FOR THE PERIODS
ENDING DECEMBER 31, 1998)   PAST ONE YEAR   PAST FIVE YEARS  PAST TEN YEARS
-------------------------   -------------   ---------------  --------------
Dividend Achievers Portfolio    13.13%          18.62%           14.39%
S&P 500 Index*<F16>             28.21%          23.94%           18.52%
-------------------------
*<F16>The S&P 500 Index is an unmanaged index of 500 U.S. stocks chosen for market size, liquidity and industry group representation, and is a widely used benchmark of U.S. equity performance.


      FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

      The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A or Class B shares of the Portfolio.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                      CLASS A SHARES        CLASS B SHARES
                                      --------------        --------------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)(1)<F17>   5.25%                   None
Maximum Sales Charge (Load") Imposed
  on Reinvested Dividends                  None                   None
Contingent Deferred Sales Charge (Load)
  (as a percentage of original purchase
  price or redemption proceeds,
  whichever is less)(2)<F18>               None                  5.00%
Redemption Fees ($12.00 charge
  for each wire redemption)                None                   None
Exchange Fee                              $5.00                  $5.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(3)<F19>
                                      CLASS A SHARES        CLASS B SHARES
                                      --------------        --------------
Management Fees                           0.75%                  0.75%
Distribution and Service (12b-1) Fees     0.25%                  1.00%
Other Expenses
  Custodian Fees                        0.02%                 0.02%
  Transfer Agent Fees                   0.08%                 0.08%
  Other Fees                            0.21%                 0.21%
                                       ------                 -----
Total Other Expenses                      0.31%                  0.31%
                                          -----                  -----
Annual Fund Operating Expenses            1.31%                  2.06%
                                          =====                  =====
---------------------------

(1)<F17>You may qualify for a lower front-end sales charge on your purchases of
        Class A shares.   See "Purchasing Shares" and "Shareholder Services."

(2)<F18>The contingent deferred sales charge is reduced for each year that you hold Class B shares and is eliminated after six years. See "Purchasing Shares" and "Shareholder Services."


(3)<F19>The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1998 for Class A shares, and are based on management's estimates of anticipated expenses for the year ending December 31, 1999 for Class
        B shares. During the year, the Advisor voluntarily waived a portion of its Management Fee. Giving effect to this waiver, Management Fees and Annual Fund Operating Expenses for Class A shares were 0.73% and 1.29%, respectively. The Advisor may discontinue this voluntary waiver at any time.


      The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



      The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those periods (other than the last column, which assumes you do not redeem your Class B Shares). The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. The example is for comparison purposes only. Actual returns and costs may be higher or lower.

                                   CLASS B SHARES*<F20>  CLASS B SHARES*<F20>
                  CLASS A SHARES   (WITH REDEMPTION)   (WITHOUT REDEMPTION)
                  --------------   ----------------    --------------------
After 1 Year           $ 651            $  709              $  209
After 3 Years            918               946                 646
After 5 Years          1,205             1,208               1,108
After 10 Years         2,021             2,195               2,195
---------------
*<F20>Class B shares automatically convert to Class A shares after eight years.


      If you wish to review historical financial information about the Portfolio, please refer to the section of this Prospectus captioned "Financial Highlights."

SELECT VALUE PORTFOLIO

      INVESTMENT OBJECTIVE. The Portfolio seeks to obtain maximum capital appreciation by investing primarily in common stocks that the Advisors consider undervalued relative to earnings, book value, or potential earnings growth.

      INVESTMENT STRATEGY AND PROGRAM. The Portfolio pursues its investment objective generally by investing in smaller-sized companies having market capitalizations less than $2 billion, although the Portfolio is not restricted to investments in companies of any particular size. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of domestic issuers. The Portfolio uses a value-oriented style of investing, emphasizing companies with relatively low price/earnings ratios, reasonable financial strength and strong cash flows. These companies tend to be out of favor with investors.

      The Portfolio may invest up to 35% of its total assets in high-quality, fixed-income securities and short-term investments. Fixed income securities generally would not contribute to the Portfolio's investment objective of maximum capital appreciation, and the portfolio manager generally will not invest a significant portion of the Portfolio's assets in these instruments. However, if the portfolio manager anticipates a severe downturn in the equity markets, he might temporarily move a portion of the Portfolio's assets into these instruments to protect the Portfolio against capital loses. High-quality, fixed-income securities in which the Portfolio may invest are limited to those securities which are rated at the time of purchase within the two highest rating categories assigned by Moody's or S&P, or securities which are unrated, provided that such securities are judged by the Advisors, at the time of purchase, to be of comparable quality to securities rated within such two highest categories.

      The Portfolio may also invest up to 5% of its total assets directly in securities of foreign issuers not publicly traded in the United States, and may invest without regard to this restriction in securities of foreign issuers represented by American Depository Receipts (ADRs). ADRs are receipts issued by an American bank or trust company and traded on national securities exchange evidencing ownership of the underlying foreign securities, and equity securities issued by Canadian issuers.

      The Portfolio will look to replace stocks in the investment portfolio when they have achieved certain performance targets or when the portfolio manager otherwise believes they no longer show strong potential for appreciation in value. The portfolio manager also will look to replace stocks of companies whose fundamentals have deteriorated to a point where the original investment criteria no longer are valid.

      INVESTMENT RISKS

      Market and Objective Risk. The Portfolio is subject to market risk. The objective risk is that the returns of the Portfolio from attractively priced or "value" stocks may trail returns from the overall stock market. As a group, value stocks tend to go through cycles of either relative under or over performance in comparison to the overall stock market. Also, the Portfolio's common stocks of smaller to medium sized companies historically have experienced more price volatility than larger capitalization stocks. The value of the Portfolio's investments therefore may tend to increase and decrease substantially more than the broad based indices such as the S&P 500 Index.

      Stock Selection Risk. The value-oriented style of investing used by the Portfolio depends on the ability of the Advisors to select stocks that perform well. The Advisors' stock selections may not achieve the desired appreciation in value, or may even decline in value.

      WHO SHOULD INVEST IN THE PORTFOLIO. The Select Value Portfolio is designed for long-term investors who characterize their investment temperament as "moderately aggressive," and is not appropriate for market timers or other short-term investors. Value funds generally emphasize companies that - considering their assets and earnings history - have relatively low stock prices. Such funds are appropriate for investors who want the potential for capital gains but are less tolerant of the share price fluctuations found in more aggressive investments, for example, growth funds.

      PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Portfolio's annual return. You should bear in mind that past performance is not an indication of future results.

      The bar chart demonstrates the variability of the annual total returns of the Portfolio's Class A shares for the past four calendar years. Front end sales loads that you pay when you purchase Class A shares of the Portfolio are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Portfolio otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

                             SELECT VALUE PORTFOLIO
YEAR                   AVERAGE ANNUAL TOTAL RETURN *<F21>
1995                                  20.80%
1994                                  26.70%
1997                                  27.20%
1998                                  -6.40%
--------------------------
*<F21>As a percent of Average Net Assets.



HIGHEST QUARTERLY RETURN:
19.85%, 2nd Quarter 1997

LOWEST QUARTERLY RETURN
-17.60%, 3rd Quarter 1994

      The following table compares the average annual return on Class A shares of the Portfolio with that of a broad measure of market performance over the periods indicated. The Portfolio's performance presented in the table reflects the effects of the maximum applicable sales charge and the Portfolio's operating expenses. No comparable reductions have been made in the performance presented for the Index. We have not included any total return information in the table for the Portfolio's Class B shares, because those shares have been available for less than one year.


                                                   PERIOD FROM AUGUST 23, 1994
AVERAGE ANNUAL                     YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
TOTAL RETURN                   DECEMBER 31, 1998    THROUGH DECEMBER 31, 1998
------------                   -----------------    -------------------------

Select Value Portfolio              -11.30%                     12.03%
Russell 2000 Index*<F22>            -2.55%                      15.54%
-----------------------
*<F22>The Russell 2000 Index is a broad stock index made up of 2,000 small market capitalization companies. The Index tracks the general stock market performance of these 2,000 companies.


      FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

      The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A or Class B shares of the Portfolio.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                               CLASS A SHARES    CLASS B SHARES
                                               --------------    --------------
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of
  offering price)(1)<F23>                           5.25%              None
Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends                            None              None
Contingent Deferred Sales Charge (Load)
  (as a percentage of original
  purchase price or redemption
  proceeds, whichever is less)(2)<F24>               None             5.00%
Redemption Fees ($12.00 charge for
  each wire redemption)                              None              None
Exchange Fee                                        $5.00             $5.00

ANNUAL FUND OPERATING EXPENSES
(EXPENSES ARE DEDUCTED FROM PORTFOLIO ASSETS)(3)<F25>
                                               CLASS A SHARES    CLASS B SHARES
                                               --------------    --------------
Management Fees                                     0.75%            0.75%
Distribution and Service (12b-1) Fees               0.25%            1.00%
Other Expenses
  Custodian Fees                                  0.05%           0.05%
  Transfer Agent Fees                             0.13%           0.13%
  Other Fees                                      0.67%           0.67%
                                                  -----           -----
Total Other Expenses                                0.85%            0.85%
                                                    -----            -----
Annual Fund Operating Expenses                      1.85%            2.60%
                                                    =====            =====
----------------------------
(1)<F23>You may qualify for a lower front-end sales charge on your purchases of
        Class A shares.   See "Purchasing Shares" and "Shareholder Services."

(2)<F24>The contingent deferred sales charge is reduced for each year that you hold Class B shares and is eliminated after six years. See "Purchasing Shares" and "Shareholder Services."

(3)<F25>The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1998 for Class A shares, and are based on management's estimates of anticipated expenses for the year ending December 31, 1999 for Class B shares. During the year, the Advisor voluntarily waived a portion of its Management Fee. Giving effect to this waiver, Management Fees and Annual Fund Operating Expenses for Class A shares were 0.25% and 1.35%, respectively. The Advisor may discontinue this voluntary waiver at any time.


      The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those periods (other than the last column, which assumes you do not redeem your Class B Shares). The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. The example is for comparison purposes only. Actual returns and costs may be higher or lower.


                                      CLASS B SHARES*<F26>CLASS B SHARES*<F26>
                   CLASS A SHARES      (WITH REDEMPTION)  (WITHOUT REDEMPTION)
                   --------------      ------------------ --------------------
After 1 Year           $  703              $  763               $  263
After 3 Years           1,076               1,108                  808
After 5 Years           1,473               1,480                1,380
After 10 Years          2,580               2,749                2,749
---------------
*<F26>Class B shares automatically convert to Class A shares after eight years.


      If you wish to review historical financial information about the Portfolio, please refer to the section of this Prospectus captioned "Financial Highlights."

PSE TECH 100 INDEX PORTFOLIO

     INVESTMENT OBJECTIVE. The PSE Tech 100 Index Portfolio seeks to obtain a total return, before operating expenses of the Portfolio are deducted, that replicates the total return of the Pacific Stock Exchange Technology Stock Index (the "PSE Technology Index"). The PSE Technology Index, which consists of common stocks of 100 technology companies, is widely recognized as a benchmark for the technology sector of the United States stock market.

     INVESTMENT STRATEGY AND PROGRAM. The Portfolio seeks to achieve its objective by investing in all 100 common stocks included in the PSE Technology Index in approximately the same proportions as they are represented in the Index. However, the Portfolio is not required to invest its asses so as to meet any specified coefficient of correlation to the Index. Under normal market conditions, the Portfolio will invest at least 95% of its assets in the common stocks included in the PSE Technology Index and futures contracts and options. The Portfolio will maintain at least 90% of its assets in common stocks traded on the PSE Technology Index, except that the percentage of its assets so invested temporarily (and in any event for a period of not more than five trading days) may fall below the 90% mark if the Portfolio receives cash inflows that it cannot invest immediately in units of common stocks that replicate the Index.

     From time to time up to 5% of the Portfolio's assets may be held in cash, cash equivalents or certain short-term, fixed-income securities. These investments will not perform the same as the PSE Technology Index. In order to help the performance of the Portfolio more closely replicate the performance of the PSE Technology Index, the Portfolio may equitize its cash position by investing up to 20% of its assets in exchange-traded index futures contracts and index options. For a more detailed explanation of these instruments and certain risks associated with their use, see "Additional Investment Practices and Risks
- Options and Futures Activities."

     INVESTMENT RISKS

     Market and Objective Risk. The PSE Technology Index is subject to market risk. Also, the technology market sector increases and decreases in favor with the investing public relative to the overall stock market. As a result, the Portfolio's share price is subject to volatility. Moreover, because the PSE Technology Index is price-weighted, the performance of the Index and the Portfolio will be more sensitive to price movements in higher-priced stocks than in lower-priced stocks. Additionally, the PSE Technology Index incudes common stocks of many small to medium sized companies, which historically have been more volatile and less liquid than stocks of larger companies. For these reasons, the Portfolio may experience more volatility and greater price swings as compared to the stock market generally. See "Additional Investment Practices and Risks."

     Correlation Risk. Although the Advisor will attempt to replicate the performance of the PSE Technology Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and futures used by the Advisor to equitize the Portfolio's cash positions and short-term investments may not precisely track the performance of the PSE Technology Index. Also, the Portfolio will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the PSE Technology Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of the Portfolio as compared to that of the PSE Technology Index.

     Technology Industry Concentration. A significant portion of the PSE Tech 100 Index Portfolio's investments will consist of technology-based companies. This industry concentration exposes the Portfolio to risks associated with economic conditions in that technology market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy.

     Options and Futures Strategies. Losses associated with index futures contracts and index options in which the Portfolio may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Portfolio. Also, there is a possibility that active trading may decline or cease all together in the secondary market for a futures contract or option held by the Portfolio. The Portfolio consequently might be unable to close out a position prior to its maturity date. Finally, the Portfolio's options and futures strategies expose it to the correlation risks discussed above.

     PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Portfolio's annual return. You should bear in mind that past performance is not an indication of future results.

     The bar chart demonstrates the variability of the annual total returns of the Portfolio's Class A shares for the past two calendar years. Front end sales loads that you pay when you purchase Class A shares of the Portfolio are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Portfolio otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.

                          PSE TECH 100 INDEX PORTFOLIO
YEAR                   AVERAGE ANNUAL TOTAL RETURN *<F27>
1997                                  19.40%
1998                                  54.00%
--------------------------
*<F27>As a percent of Average Net Assets.



HIGHEST QUARTERLY RETURN:
40.29%, 4th Quarter 1998

LOWEST QUARTERLY RETURN
-13.81%, 4th Quarter 1997


     The following table compares the average annual return on Class A shares of the Portfolio with that of a broad measure of market performance over the periods indicated. The Portfolio's performance presented in the table reflects the effects of the maximum applicable sales charge and the Portfolio's operating expenses. No comparable reductions have been made in the performance presented for the Index. We have not included any total return information in the table for the Portfolio's Class B shares, because those shares have been available for less than one year.

                                               FOR THE PERIOD FROM JUNE 10, 1996
AVERAGE ANNUAL            FOR THE YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
TOTAL RETURN               DECEMBER 31, 1998       THROUGH DECEMBER 31, 1998
--------------             -----------------       -------------------------
PSE Tech 100
  Index Portfolio            45.90%                             29.22%
PSE Technology
  Stock Index*<F28>          55.12%                             31.80%
--------------------

*<F28>The Pacific Stock Exchange Technology Stock Index consists of 100 common stocks of companies in 15 different industries. The Index is widely recognized as a benchmark for the technology sector of the United Stated stock market.


     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A or Class B shares of the Portfolio.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                  CLASS A SHARES          CLASS B SHARES
                                  --------------          --------------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of
  offering price)(1)<F29>               5.25%                   None
Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends                None                   None
Contingent Deferred Sales Charge
  (Load) (as a percentage of original
  purchase price or redemption proceeds,
  whichever is less)(2)<F30>             None                  5.00%
Redemption Fees ($12.00 charge
  for each wire redemption)              None                   None
Exchange Fee                            $5.00                  $5.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(3)<F31>
                                  CLASS A SHARES          CLASS B SHARES
                                  --------------          --------------
Management Fees                         0.49%                 0.49%
Distribution and
  Service (12b-1) Fees                  0.25%                 1.00%
Other Expenses
  Custodian Fees                      0.05%                0.05%
  Transfer Agent Fees                 0.15%                0.15%
  Other Fees                          0.24%                0.24%
                                      -----                -----
Total Other Expenses                    0.44%                 0.44%
                                        -----                 -----
Annual Fund Operating Expenses          1.18%                 1.93%
                                        =====                 =====
-------------------------
(1)<F29>You may qualify for a lower front-end sales charge on your purchases of
        Class A shares.   See "Purchasing Shares" and "Shareholder Services."

(2)<F30>The contingent deferred sales charge is reduced for each year that you hold Class B shares and is eliminated after six years. See "Purchasing Shares" and "Shareholder Services."

(3)<F31>The percentages expressing annual operating expenses are based on amounts actually incurred during the year ended December 31, 1998 for Class A shares, and are based on management's estimates of anticipated expenses for the year ending December 31, 1999 for Class B shares. During the year, the Advisor waived a portion of its Management Fee and reimbursed expenses. Giving effect to this waiver and reimbursement, Management Fees, Total Other Expenses and Annual Fund Operating Expenses for Class A shares were 0%, 0.36% and 0.60%, respectively.
        The Advisor may discontinue this voluntary waiver and reimbursement at any time.


     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those periods (other than the last column, which assumes you do not redeem your Class B Shares). The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. The example is for comparison purposes only. Actual returns and costs may be higher or lower.

                                     CLASS B SHARES*<F32> CLASS B SHARES*<F32>
                  CLASS A SHARES      (WITH REDEMPTION)   (WITHOUT REDEMPTION)
                  --------------      ----------------    --------------------
After 1 Year          $  639               $  696                $  196
After 3 Years            880                  906                   606
After 5 Years          1,140                1,142                 1,042
After 10 Years         1,882                2,057                 2,057
-------------------
*<F32>Class B shares automatically convert to Class A shares after eight years.


     If you wish to review historical financial information about the Portfolio, please refer to the section of this Prospectus captioned "Financial Highlights."

MANAGED GROWTH PORTFOLIO

     INVESTMENT OBJECTIVE. The Managed Growth Portfolio's investment objective is long-term capital appreciation. It pursues its goal by investing in publicly traded common stocks that the Advisor believes demonstrates strong growth characteristics.

     INVESTMENT STRATEGY AND PROGRAM. The Advisor selects stocks for the Portfolio based on the Advisor's assessment of their growth characteristics. The Portfolio's investment focus is on U.S. companies whose market values are within the market capitalization range of the companies that make up the S&P Midcap 400 Index (approximately $500 million to $20 billion, although the Portfolio may invest in companies outside this range). The Advisor believes that these middle market capitalization (mid-cap) stocks provide better long-term returns than large company stocks and, at the same time, offer lower risk than small company stocks.

     In selecting growth stocks for the Portfolio, the Advisor emphasizes a "bottom-up" fundamental analysis (i.e., developing an understanding of the specific company through research, meetings with management and analysis of its financial statements and public disclosures). The Advisor's "bottom-up" approach is supplemented by "top down" considerations (i.e., reviewing general economic conditions in analyzing their effect on various industries). The Advisor also screens out high risk ideas such as securities that are not traded on U.S. exchanges, turnaround stories, initial public offerings and companies that have less than three years of operating history or do not have earnings. The Advisor then focuses on companies that it believes are outperforming or growing faster than others in their industry, and applies a proprietary valuation model to determine their values compared to the broader securities markets. Stocks that meet the above criteria are reviewed and approved by the portfolio management team before they are purchased for the Portfolio. The Advisor also seeks industry diversification in its investment approach, and invests in companies that have leading positions in industries that offer growth potential.

     The Advisor buys stocks for the Portfolio with the intent of holding them for the long term. It does not generally engage in market-timing or short-term trading strategies. However, the Advisor generally will sell some or all of a company's stock if: (a) the Advisor perceives a major change in the long-term outlook for the company or its industry, (b) the stock becomes extremely overvalued based on the Advisor's proprietary valuation model, (c) the market value of the particular holding represents more than 5% of the Portfolio's total assets or (d) more than 15% of the Portfolio's total assets are invested in a single industry.

     INVESTMENT RISKS

     Market and Objective Risk. The Portfolio is subject to market risk. Also, because the Advisor selects stocks for the Portfolio according to defined objectives and strategies (which will focus on mid-cap stocks), the common stocks held by the Portfolio at any given time likely will not represent the stock market generally. Mid-cap stocks involve greater risk and price volatility than large company stocks, especially at the lower end of the Advisor's capitalization range (i.e., under $1.0 billion). As a result, the value of the Portfolio's investments may tend to increase and decrease substantially more than the stock market in general, as measured by broad based indices such as the S&P 500 Index.

     Stock Selection Risk. The Advisor's strategy for selecting common stocks for purchase depends on the ability of the Advisor to select stocks that demonstrate growth (and thus capital appreciation) over time. The Portfolio is subject to the risk that the Advisor's stock selections may not achieve the desired capital appreciation, or may even decline in value.

     Change in Investment Objective. Principal Preservation's Board of Directors may change the Portfolio's investment objective may be changed in the future without shareholder approval, although the Board presently has no plans to do so.

     PERFORMANCE INFORMATION. The Portfolio first commenced operations in January, 1999. Therefore, it has no performance history or historic financial information.

     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A or Class B shares of the Portfolio.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                    CLASS A SHARES     CLASS B SHARES
                                     -------------     --------------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)(1)<F33>  5.25%               None
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends         None               None
Contingent Deferred Sales Charge
  (Load) (as a percentage of original
  purchase price or redemption proceeds,
  whichever is less)(2)<F34>              None              5.00%
Redemption Fees ($12.00 charge for
  each wire redemption)                   None               None
Exchange Fee                             $5.00              $5.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
ASSETS)

                                    CLASS A SHARES     CLASS B SHARES
                                     -------------     --------------
Management Fees(3)<F35>                   0.75%             0.75%
Distribution and Service (12b-1) Fees     0.25%             1.00%
Other Expenses(4)<F36>
     Custodian Fees                    0.07%             0.07%
     Transfer Agent Fees               0.03%             0.03%
     Other Fees                        0.65%             0.65
                                       -----             ----
Total Other Expenses                      0.75%             0.75%
                                          -----             -----
Annual Fund Operating Expenses(3)<F35>    1.75%             2.50%
                                          =====             =====
---------------------

(1)<F33>You may qualify for a lower front-end sales charge on your purchases of Class A shares. See "Purchasing Shares" and "Shareholder Services."

(2)<F34>The contingent deferred sales charge is reduced for each year that the Class B shares are owned, and is eliminated after six years. See "Purchasing Shares" and "Shareholder Services."

(3)<F35>The Advisor voluntarily has agreed to waive management fees for 1999 so that the total operating expenses for the Class A and Class B shares of the Portfolio will not exceed 1.25% and 2.00%, respectively, of the Portfolio's average daily net assets.

(4)<F36>Other Expenses are based on estimated amounts for the current fiscal year, before applicable fee waivers and expense reimbursements. See note (3).



     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeemed all of your shares at the end of those periods (other than the last column which assumes you do not redeem your shares). The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The example is for comparison purposes only, because actual returns and costs may be different.


                                        CLASS B SHARES       CLASS B SHARES
                    CLASS A SHARES     (WITH REDEMPTION)  (WITHOUT REDEMPTION)
                    --------------     ----------------   --------------------
After 1 Year             $   646            $   703                $203
After 3 Years             $1,003             $1,128                $734

ADDITIONAL INVESTMENT PRACTICES AND RISKS

     DEBT AND OTHER FIXED INCOME SECURITIES. A bond's yield reflects the fixed annual interest as a percent of its current price. This price (the bond's market value) must increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of the fixed income securities held by a Portfolio, but will not affect the income received by the Portfolio from its existing fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Portfolio. In addition, such fluctuations would affect the income received on any variable rate demand notes or other variable rate securities held by the Portfolio.

     Movements in interest rates typically have a greater effect on the prices of longer-term bonds than those with shorter maturities. The following table illustrates the effect of a 1% change in interest rates on a $1,000 bond with a 7% coupon.

                                          PRINCIPAL VALUE IF RATES:
                                 ----------------------------------------
                                 MATURITY      INCREASE 1%    DECREASE 1%
                                 --------      -----------    -----------
Intermediate Bond                 5 years         $959          $1,043
Long-Term Bond                    20 years        $901          $1,116

     The Advisors will manage the maturity of debt securities in the Tax-Exempt and Government Portfolios according to their assessment of the interest rate outlook. During periods of rising interest rates, the Advisors will likely attempt to shorten the average maturity of the Portfolio to cushion the effect of falling bond prices on the Portfolio's share prices. When interest rates are falling and bond prices are increasing, on the other hand, the Advisors will likely seek to lengthen the average maturity. Generally, the Advisors will implement a "laddered structure" in the investment portfolios. Under this structure, each Portfolio will hold bonds in most, if not all, of the various maturity ranges, but will maintain a dollar-weighted average maturity within a range deemed appropriate by the portfolio manager under then existing market conditions. This strategy softens price volatility that potentially might occur in a particular range of maturity.

     STOCK INDEXING. Index funds, such as the PSE Tech 100 Index Portfolios, are "passively managed," meaning they try to match, as closely as possible, the performance of a target securities index by holding each stock found in the index in roughly the same proportion as represented in the index itself. For example, if 5% of the PSE Technology Index were made up of the assets of a specific company, the PSE Tech 100 Index Portfolio would invest 5% of its assets in that company.

     Indexing appeals to many investors for a number of reasons, including its simplicity (indexing is a straightforward marketing-matching strategy); diversification (indices generally cover a wide variety of companies and industries); relative performance predictability (an index fund is expected to move in the same direction - up or down - as its target index); and comparatively low cost (index funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits). Also, assuming the composition of the relevant index remains fairly stable, index funds may experience lower portfolio turnover rates, which would result in reduced transaction costs (brokerage commissions, etc.) and capital gains. With respect to the PSE Tech 100 Index Portfolio, investors should bear in mind that this latter benefit may not hold true. The PSE Technology Index has experienced rather rapid changeover at times, as a result of the volatility of the technology industry generally and of specific companies included in the Index from time to time.

     The performance of an index fund generally will trail the performance of the index it attempts to replicate. This is because the mutual fund and its investors incur operating costs and expenses that are not shared by an index. For example, investors may pay sales charges which result in less than all of the price they pay for their mutual fund shares being invested in common stocks of companies included in the index. With respect to the S&P 100 Plus and PSE Tech 100 Index Portfolios, investors pay a front-end sales charge for Class A shares at the time of purchase, and a contingent deferred sales charge for Class B shares at the time of redemption (if redeemed less than six years after the date of purchase). These sales charges reduce the total return on the shareholder's mutual fund shares, as compared to a direct investment in stocks.


     Additionally, when a mutual fund invests the cash proceeds it receives from investors in common stocks of companies included in the index, the mutual fund must pay brokerage commissions, which further reduce the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, which gives rise to additional brokerage commissions. Finally, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and possibly 12b-1 service and distribution fees, all of which reduce the mutual fund's total return. No such fees affect the total return of the index.

     Finally, because of liquidity needs and other constraints under which mutual funds operate, index funds generally cannot invest their assets so that they correlate 100% at all times with the common stocks of the index. Although many index funds attempt to use options and futures strategies to generate returns on these assets which replicate the return on the index, these strategies are imperfect and give rise to additional transaction costs.

     For these reasons, investors should expect that the performance of an index mutual fund will lag that of the index it attempts to replicate. In recognition of this disparity, the S&P 100 Plus and PSE Tech 100 Index Portfolios compare their gross returns (returns before deducting the Portfolios' operating expenses) to their respective benchmark indices.

     S&P 100 Index. The S&P 100 Index was created by the Chicago Board Options Exchange (CBOE) in 1983 with stocks selected from the optionable equities traded on that exchange. The 100 stocks on the Index include many large U.S. corporations. General Electric Company, Intel Corporation, International Business Machines Corporation, Microsoft Corporation and Merck & Co., Inc. are five of the largest components of the Index. A complete list of the stocks comprising the S&P 100 Index at December 31, 1998 is included as Appendix A to
                                                                 ----------
this Prospectus.

     The performance of the S&P 100 Index historically has tracked closely the performance of the S&P 500 Index over the long term. The S&P 500 Index is designed to be representative of the stock market as a whole. There have been some significant variances in the correlation between the S&P 100 and S&P 500 Indices over shorter periods, and between the S&P 500 Index and the broad market for large capitalization common stocks. There can be no assurance that any index will correlate precisely to the stock market as a whole over any specific period of time, or that the S&P 100 Plus Portfolio's performance will parallel that of either of these indices or the stock market generally.

     The S&P 100 Plus Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, implied or expressed, to the shareholders of the Portfolio, or any member of the public regarding the advisability of investing in index funds generally, or in this Portfolio in particular, or the ability of the S&P 100 Index to track general stock market performance. S&P's only relationship to this Portfolio is the licensing of the S&P trademarks and the S&P 100 Index which is determined, composed and calculated by S&P without regard to this Portfolio. "Standard & Poor's," "Standard & Poor's 100," "S&P," "S&P 100" and "100" in connection with the S&P 100 are trademarks of The McGraw-Hill Companies, Inc.

     PSE Technology Index. The PSE Technology Index consists of 100 common stocks, which are chosen by Pacific Exchange Incorporated based on its assessment that the issuer is a company which has, or likely will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The PSE Technology Index offers a broad basket of stocks spanning the full spectrum of high tech industry groups. Diversity within the Index ranges from biotechnology firms to semiconductor capital equipment manufacturers and includes a cross-section of U.S. companies that are leaders in 15 technology subsectors, including biotechnology, CAD/CAM, data communications, data storage and processing, diversified computer manufacturing, electronic equipment, information processing medical technology, micro-computer manufacturers, semi-conductor manufacturers, software products, test, analysis and instrumentation equipment, mini and mainframe computer manufacturing, office automation equipment and semi-conductor capital equipment manufacturing. A full listing of the companies included in the PSE Technology Index as of December 31, 1998 is attached as Appendix B to this Prospectus.
                                             ----------


     Similar to the Dow Jones Industrial Average, the PSE Technology Index is price weighted, meaning the component stocks are given a percentage weighting based on their price. Although this indexing method allows the PSE Technology Index to accurately measure a broad representation of technology stocks without being dominated by a few large companies, it results in smaller- and mid-sized companies representing a more significant portion of the Index than is the case for indices such as the S&P 100 Index, which are weighted by the market value of the companies represented on the index.

     The PSE Tech 100 Index Portfolio is not sponsored, endorsed, sold, or promoted by the PSE Technology Index (PSESM, Pacific Stock ExchangeSM, PSE Technology IndexSM, and PSE Tech 100SM are service marks of the Pacific Exchange Incorporated).

     INDUSTRY CONCENTRATIONS. A significant portion of the PSE Tech 100 Index Portfolio's investments will consist of technology-based issues, which exposes the Portfolio to risks associated with economic conditions in that market sector. Due to competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. However, the companies whose common stocks are included in the PSE Technology Index comprise a fairly broad range of industries. This broad industry representation likely will soften volatility associated with economic and political developments that disproportionately affect specific industries represented within the Index. Nonetheless, the PSE Tech 100 Index Portfolio intends to maintain a complete replication investment philosophy even during periods when one or more industries may be over-represented on the PSE Technology Index, which may expose the Portfolio during such periods to risks associated with industry concentration. See "Industry Concentration Factors" in the Statement of Additional Information.

     INVESTMENTS IN SMALL TO MID-SIZED COMPANIES. The investment program and strategies of the Select Value Portfolio, PSE Tech 100 Index Portfolio and the Managed Growth Portfolio may cause those Portfolios to invest a greater portion of their assets in small to mid-sized companies. These companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies. Historically, small and mid-sized capitalization stocks have experienced more price volatility than large capitalization stocks. Some factors contributing to this greater volatility include: (a) less certain growth prospects of small and mid-sized companies, as compared to larger companies (this loss of certainty may be offset in part by the opportunity for small and mid-sized companies to demonstrate greater percentage growth relative to their size, as compared to larger companies); (b) less liquidity in the trading markets for their stocks, in part because of fewer shares trading in the market and in part because of a low public profile which reduces the interest level of financial analysts and the investing public; and (c) greater sensitivity to changing economic conditions. For these reasons, the net asset value of the Select Value, PSE Tech 100 Index and Managed Growth Portfolios may increase and decrease substantially more than the stock market in general, as measured by broad-based indices such as the S&P 500 Index.

     VALUE INVESTING. The value-oriented style of investing used by the Select Value Portfolio emphasizes companies with relatively low price/earnings ratios, reasonable financial strength and strong cash flows. These companies tend to be out of favor with investors. As a group, value stocks tend to go through cycles of relative under performance and outperformance in comparison to common stocks generally. Although value investing has been less favored in the recent past, the Advisors believe that the advantage of value-oriented stocks over growth-oriented stocks is greater than usual during periods of economic recovery. During periods of economic weakness, growth-oriented stocks may provide solid earnings growth despite the difficult economic environment, but as the economy improves, many investors are reluctant to pay a premium for high-priced growth stocks when lower-priced stocks are available that also are showing good earnings growth. The performance of the Select Value Portfolio is dependent on the ability of the Advisors successfully to select stocks that outperform the market.

     INDEX OPTIONS AND FUTURES. The S&P 100 Plus and PSE Tech 100 Index Portfolios may use exchange-traded index futures contracts and options on stock indices for the following purposes: (1) to equitize their cash and other liquid investments so as to more nearly simulate full investment in stocks; (2) to make it easier to trade; and (3) to reduce costs by buying futures instead of actual stocks when futures are cheaper. The S&P 100 Plus and Dividend Achievers Portfolios may also use options on individual stocks, but the Advisor has no plans to do so at this time.

     Index Futures and Options. The S&P 100 Plus and PSE Tech 100 Index Portfolios may write (sell) and purchase covered call options and put options on stock indices. Put and call options for various stock indices are traded on registered securities exchanges. The S&P 100 Plus Portfolio will generally use futures contracts on the S&P 500 Index and index options on the S&P 100 Index or the S&P 500 Index, but may use other index options if the exchange on which the S&P options are traded is closed, there is insufficient liquidity in the options, or if the Portfolio or the Advisor reaches exchange position limits. The PSE Tech 100 Index Portfolio plans to use options and futures on both the PSE Technology Index and the S&P 500 Index.

     Put and call options on a securities index are similar to options on an individual stock. The principal difference is that an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the option times a specified multiple ($100 in the case of the S&P 100 Index).

     An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time a Portfolio enters into and terminates an index futures transaction, the Portfolio may realize a gain or a loss.

     Risks Associated with Options and Futures. Losses involving index futures contracts and index options can sometimes be substantial, in part because a relatively small price movement in an index option or an index futures contract may result in an immediate and substantial loss or gain for a Portfolio. The Portfolios will not use futures and options contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. Rather, each relevant Portfolio will keep separate cash or cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of a Portfolio's assets - up to 5% if required for deposit and no more than 20% of total assets - may be committed to such contracts.

     Additional risks associated with the intended use by the S&P 100 Plus and PSE Tech 100 Index Portfolios of index futures contracts and index options include the following:

         (1) An imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock index that the instrument is designed to simulate;

         (2) An imperfect correlation between the price movement in the index underlying the futures contract or option agreement and the price movement in the index which the relevant Portfolio seeks to match; and

         (3) The possibility of no liquid secondary market for a futures contract or option and the resulting inability to close a position prior to its maturity date.

A Portfolio will seek to minimize the risk of imperfect correlation by investing only in those futures contracts and options whose behavior is expected to resemble that of the Portfolio's underlying securities. A Portfolio will also seek to reduce the risk of being unable to close out a futures position by entering into such transactions on registered securities exchanges with an active and liquid secondary market.


                                   MANAGEMENT

INVESTMENT ADVISOR

     B.C. Ziegler and Company ("Ziegler") is the investment advisor of each of the Portfolios. Ziegler also serves as distributor, accounting/pricing agent and transfer and dividend disbursing agent for each of the Portfolios. In addition to managing the Portfolios, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisors and makes recommendations to its clients. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly-owned financial services holding company. Ziegler's address is 215 North Main Street, West Bend, Wisconsin 53095.

     Ziegler provides each Portfolio with overall investment advisory and administrative services. The table below shows the fees that each of the Portfolios (other than the Managed Growth Portfolio) paid to Ziegler for investment advisory services during 1998. The fees are expressed as a percentage of the relevant Portfolio's average net assets for 1998. The investment advisory agreement under which Ziegler serves as investment advisor to the Managed Growth Portfolios provides that Ziegler is entitled to receive an annual advisory fee, payable in monthly installments, equal to 0.75% on the first $250 million of the Portfolio's average daily net assets, 0.70% on the next $250 million and 0.65% on average daily net assets in excess of $500 million.

                                                              FEES WAIVED
PORTFOLIO                            FEES PAID FOR 1998  DURING CALENDAR 1998
---------                            ------------------  --------------------
Tax-Exempt Portfolio                         0.58%                 -0-
Government Portfolio                         0.60%               0.01%
S&P 100 Plus Portfolio                       0.43%               0.07%
Dividend Achievers Portfolio                 0.75%               0.02%
Select Value Portfolio                       0.75%               0.50%
PSE Tech 100 Index Portfolio                 0.49%               0.49%


SUB-ADVISORS

     Ziegler and Principal Preservation have retained sub-advisors to manage the day-to-day selection and disposition of investment securities for each of the stock Portfolios. Ziegler's affiliate, Ziegler Asset Management, Inc. ("Ziegler Asset Management"), is the sub-advisor for the S&P 100 Plus, Dividend Achievers and PSE Tech 100 Index Portfolios. Skyline Asset Management, L.P. ("Skyline") is the sub-advisor for the Select Value Portfolio, and Geneva Capital Management Ltd. ("Geneva") is the sub-advisory for the Managed Growth Portfolio. We sometimes refer to Ziegler and/or any or all of the sub-advisors together as the "Advisors" or individually as an or the "Advisor."

     ZIEGLER ASSET MANAGEMENT. In its capacity as the sub-advisor of the S&P 100 Plus, Dividend Achievers and PSE Tech 100 Index Portfolios, Ziegler Asset Management (subject to Ziegler's oversight) makes investment decisions for each of those Portfolios and supervises the acquisition and disposition of their investments. On January 1, 1999, Ziegler Asset Management managed approximately $1.35 billion in assets on a discretionary basis. Ziegler Asset Management receives a sub-advisory fee which is paid by Ziegler (and not by any of the Portfolios) out of Ziegler's advisory fee.

     Like Ziegler, Ziegler Asset Management is a wholly-owned subsidiary of The Ziegler Companies, Inc., and Ziegler Asset Management's address is 215 North Main Street, West Bend, Wisconsin 53095.

     SKYLINE ASSET MANAGEMENT, L.P. In its capacity as sub-advisor to the Select Value Portfolio, Skyline is responsible for managing the Portfolio's assets (subject to Ziegler's oversight). Skyline makes investment decisions for the Portfolio and supervises the acquisition and disposition of the Portfolio's investments. Skyline is a Delaware limited partnership. For these services, Ziegler (and not the Select Value Portfolio) pays a sub-advisory fee to Skyline out of Ziegler's advisory fee.

     Skyline's general partner is Affiliated Managers Group, Inc. ("AMG") and its limited partners are corporations owned by five Skyline officers, William M. Dutton, Kenneth S. Kailin, Stephen F. Kendall, Geoffrey F. Lutz and Michael Maloney. AMG is a Delaware corporation based in Boston which is publicly traded on the New York Stock Exchange. It is an asset management holding company that acquires interests in investment management firms. Since its founding in December, 1993, AMG has grown to ten investment management firms with over $64 billion in assets under management. The executive offices of AMG are located at Two International Place, 23rd Floor, Boston, Massachusetts 02110.

     GENEVA CAPITAL MANAGEMENT LTD. In its capacity as sub-advisor to the Managed Growth Portfolio, Geneva is responsible for managing the Portfolio's
assets (subject to Ziegler's oversight).   Geneva makes investment decisions for
the Portfolio and supervises the acquisition and disposition of the Portfolio's investments. For these services, Ziegler (and not the Managed Growth Portfolio) pays a sub-advisory fee to Geneva out of Ziegler's advisory fee.

     In addition to managing the Managed Growth Portfolio, Geneva manages numerous customer accounts as an investment advisor. On January 1, 1999, Geneva managed approximately $369 million in assets on a discretionary basis. Geneva's investment team focuses primarily on mid-cap growth stocks. Its portfolio managers average almost 20 years in the investment business. Geneva's address is 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202.

PORTFOLIO MANAGERS

     TAX-EXEMPT PORTFOLIO.   Mr. Thomas P. Sancomb has served as portfolio
manager for the Tax-Exempt Portfolio since April, 1996. Mr. Sancomb has served with Ziegler and Ziegler Asset Management in various capacities since March 1975. He has served on Ziegler's Investment Committee since July, 1984. He is a Vice President of both Ziegler and Ziegler Asset Management.

     GOVERNMENT PORTFOLIO. An investment team consisting of advisory personnel of Ziegler has been responsible for managing the assets of the Government Portfolio since April 1996. Mr. Thomas P. Sancomb (who also manages the Tax Exempt Portfolio) has been the team leader since August, 1998. His investment team includes Mr. Marc Dion and Mr. Thomas R. Paprocki. Mr. Dion is a chartered financial analyst, and Vice President and Chief Investment Officer of Ziegler Asset Management. He has over eight years of investment experience. In addition to the Government Portfolio, Mr. Dion also participates in the management of the Dividend Achievers and S&P 100 Plus Portfolios. Mr. Paprocki is a managing director of Ziegler. He has over twenty years of capital markets experience, including portfolio management, trading research and sales and training management. Prior to joining Ziegler, Mr. Paprocki served as President of The Huntington Capital Corp., a subsidiary of Huntington Bancshares, Columbus, Ohio. In that position he managed all capital markets activities, including institutional securities, sales and trading, investment banking and retail brokerage services. Prior to that, Mr. Paprocki served as Senior Vice President and head bond trader for Robert W. Baird & Co. Incorporated in Milwaukee, Wisconsin.

     S&P 100 PLUS PORTFOLIO. An investment team lead by Jay Ferrara manages the assets of the S&P 100 Plus Portfolio. Mr. Ferrara is Vice President - Portfolio Manager and Analyst for Ziegler Asset Management and Assistant Vice President of Ziegler. He has more than ten years of experience in the mutual fund industry. Prior to joining Principal Preservation, Mr. Ferrara served as Senior Portfolio Accountant for Wells Fargo Nikko Investment Advisors and, from 1993 to 1994, as Controller of the California Investment Trust. Mr. Ferrara's investment team for the S&P 100 Plus Portfolio includes Marc Dion (who also participates in the management of the Government and Dividend Achievers Portfolios).

     DIVIDEND ACHIEVERS PORTFOLIO. Since May 1, 1998, Jay Ferrara and Marc Dion have jointly managed the Portfolio's investments. They each participate in the management of the S&P 100 Plus Portfolio. Mr. Ferrara also manages the PSE Tech 100 Index Portfolio, and Mr. Dion also assists with the management of the Government Portfolio.

     SELECT VALUE PORTFOLIO. A team of investment professionals and analysts makes investment decisions for the Select Value Portfolio. The team is headed by Mr. Kenneth S. Kailin. Mr. Kailin is an officer of Skyline who joined the firm's predecessor in 1987. Mr. Kailin also serves as portfolio manager for another registered investment company which has an investment objective, policies and restrictions similar to those of the Select Value Portfolio. Mr. Kailin's investment team includes Mr. William M. Dutton, President and Chief Executive Officer of Skyline.

     PSE TECH 100 INDEX PORTFOLIO. Mr. Jay Ferrara has been the portfolio manager for the PSE Tech 100 Index Portfolio since its inception June, 1996. For information about Mr. Ferrara, see "S&P 100 Plus Portfolio" above.

     MANAGED GROWTH PORTFOLIO. An investment team, consisting of William A. Priebe, Amy S. Croen and John J. O'Hare II, all of whom are officers of Geneva and chartered financial analysts (CFAs), is primarily responsible for the day-to-day management of the Managed Growth Portfolio's investments. The team selects securities for investment after thorough discussion and approval by its members. No stock may be bought or sold without prior team approval.

     Mr. Priebe has been Principal and President of Geneva since 1987 after having managed assets for First Wisconsin Trust Co. Mr. Priebe received an MBA from the University of Chicago in 1977, an MA in Finance from Northern Illinois University in 1968 and a BA from Northern Illinois University in 1965.
Ms. Croen has been Principal and Executive Vice President of Geneva since 1987, after serving as a securities analyst for First Wisconsin Trust Co. for six years. Ms. Croen received an MBA from Columbia University in 1979 and a BA from Princeton University in 1975. Mr. O'Hare has been Vice President of Geneva since 1997. From 1992 to 1997, he was a senior analyst at The Nicholas Funds. Before then he was a securities analyst for Barrington Research and Kemper Securities. Mr. O'Hare received a BA from the University of Wisconsin-Whitewater in 1981.


                               PURCHASING SHARES

GENERAL INFORMATION

     You may buy Class A shares of any of the Portfolios and Class B shares of the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolios through Ziegler and Selected Dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

     Principal Preservation will issue share certificates only if you so request in writing, and then only for full shares. You must make a new written request for a share certificate each time you purchase shares. Principal Preservation does not charge a fee to issue a share certificate. You cannot use certain shareholder services, including telephone redemptions and exchanges and any systematic withdrawal, for certificated shares. Before you can redeem, transfer or exchange shares held in certificate form, you must deliver the share certificate to the Transfer Agent in negotiable form (with a signature guarantee). Share certificates may not be available for some retirement accounts.

TWO CLASSES OF SHARES

     This prospectus describes two classes of shares, Class A shares for all seven Portfolios and Class B shares for the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolios. You pay a sales charge immediately when you purchase Class A shares (front-end sales charge). You pay a sales charge when you redeem Class B shares held for less than six years (contingent deferred sales charge). In addition, you pay higher "12b-1 fees" for Class B shares than Class A shares. See "Purchasing Shares - Distribution and Distribution Expenses" below.

     Whether you should purchase Class A or Class B shares depends on how long you intend to hold the shares and the size of your investment. If you intend to own shares for more than six years and have a smaller investment, you should consider Class B shares. If you plan to redeem shares in less than six years or have a larger investment (which reduces the front-end sales charge applicable to Class A shares), you should consider Class A shares. The following table shows some of the differences between Class A and Class B shares:


CLASS A SHARES                          CLASS B SHARES
--------------                          --------------
Maximum 5.25% front-end sales charge    No front-end sales charge

No contingent deferred sales charge     Maximum 5.0% contingent deferred sales
                                        charge (reducing each year you own your
                                        shares, and going to zero after six
                                        years)

Lower annual expenses, including the    Higher annual expenses, including the
12b-1 fee, than Class B shares          12b-1 fee, than Class A shares

No conversion to Class B shares         Automatic conversion to Class A shares
                                        after eight years

     You should bear in mind that exchanges of shares among the various mutual funds included in the Principal Preservation family can be made only for shares of the same Class, except that Class A shares of any Principal Preservation mutual fund may be exchanged for Class X (Retail Class) shares of the Cash Reserve Portfolio, and vice versa. As a result, Class B shares can be exchanged only for shares of the other Portfolios that offer Class B shares.

MINIMUM PURCHASE AMOUNTS

     The Portfolios have established minimum amounts that a person must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help control each Portfolio's operating expenses. Each Portfolio incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. Accordingly, the acceptance and maintenance of small shareholder accounts and small additional investments increases a Portfolio's operating expense ratio, and adversely affects its total return. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for each of the Portfolios for various types of investors.




                                     MINIMUM INITIAL      MINIMUM ADDITIONAL
TYPE OF INVESTOR                    INVESTMENT AMOUNT  INVESTMENT AMOUNT(1)<F37>
----------------                    -----------------  -------------------------
All investors, except special
  investors listed below                $1,000                     $50

IRAs, Keogh plans, self-directed
  retirement accounts and custodial
  accounts under the Uniform Gifts/
  Transfers to Minors Act
  (see "Shareholder Services")            $500                     $25

Purchases through Systematic
  Purchase Plans (see "Shareholder
  Services - Systematic Purchase Plan")   $100                    $100(2)<F38>
-----------------------

(1)<F37>There is no minimum additional investment requirement for purchases of shares of any of the Portfolios if: (i) the purchase is made in connection with an exchange from another mutual fund within the Principal Preservation family of funds (see "Redeeming and Exchanging Shares - Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the Principal Preservation family of funds or from various unit investment trusts sponsored by Ziegler; (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; and (iv) reinvestments of interest payments on bonds underwritten by Ziegler.

(2)<F38>The minimum subsequent monthly investment under a Systematic Purchase Plan is $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until the account balance reaches $500, after which the minimum additional investment amount is reduced to $25. The minimum subsequent investment amount also is reduced to $50 for all other accounts with balances of $1,000 or more.

PURCHASING CLASS A SHARES

     FRONT-END SALES CHARGE. You may purchase Class A shares of each Portfolio at net asset value plus any sales charge that applies (the "public offering price"). The maximum front-end sales charge is 3.50% of the public offering price for the Tax-Exempt and Government Portfolios, and 5.25% of the public offering price for the S&P 100 Plus, Dividend Achievers, Select Value and PSE 100 Index Portfolios. The front-end sales charge is reduced or eliminated on certain purchases, as described below.

     The table below shows the front-end sales charges (expressed as a percentage of the public offering price and of the net amount invested) in effect for sales of Class A shares of each of the Portfolios. None of the Portfolios will issue shares for consideration other than cash, except in the case of a bonafide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet the requirements of applicable state securities laws.



                                          PUBLIC OFFERING        NET AMOUNT
SIZE OF INVESTMENT                             PRICE              INVESTED
------------------                        ---------------       -----------
TAX-EXEMPT AND GOVERNMENT PORTFOLIOS:
Less than $25,000                              3.50%              3.63%
$25,000 but less than $50,000                  3.00%              3.09%
$50,000 but less than $100,000                 2.50%              2.56%
$100,000 but less than $250,000                2.00%              2.04%
$250,000 but less than $500,000                1.50%              1.52%
$500,000 but less than $1,000,000              1.00%              1.01%
$1,000,000 or more                              None               None

S&P 100 PLUS, DIVIDEND ACHIEVERS, SELECT VALUE, PSE TECH 100 INDEX AND MANAGED GROWTH PORTFOLIOS:
Less than $25,000                              5.25%              5.54%
$25,000 but less than $50,000                  5.00%              5.26%
$50,000 but less than $100,000                 4.75%              4.98%
$100,000 but less than $250,000                3.75%              3.40%
$250,000 but less than $500,000                3.00%              3.09%
$500,000 but less than $1,000,000              2.00%              2.04%
$1,000,000 or more                              None               None

     REDUCED FRONT-END SALES CHARGES. There are several ways to pay a lower sales charge. One is to increase the initial investment to reach a higher discount level. The scale in the table above applies to initial purchases of Principal Preservation shares by any "purchaser." The term "purchaser" includes
(1) an individual, (2) the individual's spouse and their children under the age of 21 purchasing shares for their own accounts, (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account, (4) a pension, profit-sharing, or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code, (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code, (6) employee benefit plans qualified under Section 401 of the Code of a single employer or employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act, or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

     Another way to pay a lower sales charge is for a "purchaser" to add to his or her investment so that the public offering price of his or her shares, plus the new investment, reaches a higher discount level. For example, if the public offering price of your shares in the Portfolios equals $100,000, you will pay a reduced sales charge on additional purchases of shares. If you invested an additional $100,000, the sales charge would be 2.00% in the Government and Tax-Exempt Portfolios on that additional investment and 3.75% in the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios. You can aggregate your holdings of Class A and Class B shares in all Portfolios that have a sales charge to determine the break-point at which you may purchase in any Portfolio.

     A third way is for a "purchaser" to sign a non-binding statement of intention to invest $25,000 or more over a 13 month period in any one or combination of Principal Preservation Portfolios which have a sales charge. If you complete your purchases during that period, each purchase will be at a sales charge applicable to the aggregate of your intended purchases. Under terms set forth in your statement of intention, we will escrow shares valued at 5% of the amount of your intended purchase, and we will redeem some or all of those shares to cover the additional sales charge payable if you do not complete your statement. We will release any remaining shares held in escrow to you. You will continue to earn dividends and capital gains distributions declared by a Portfolio with respect to shares held in escrow.

     Members of a qualified group also may purchase Class A shares at a reduced front-end sales charge. We calculate the sales charge for such persons by taking into account the aggregate dollar value of shares of all Principal Preservation shares subject to a sales charge being purchased or currently held by all members of the group. Further information on group purchases is contained in "Purchase of Shares" in the Statement of Additional
Information.

     Finally, Class A shares may be purchased with a reduced sales charge of
0.50 of 1% by directors of The Ziegler Companies, Inc. who are not also employees of Ziegler.

     To receive the benefit of the reduced sales charge, you must inform Principal Preservation, Ziegler or the Selected Dealer that you qualify for such a discount.


     PURCHASES WITHOUT A FRONT-END SALES CHARGE. Various types of purchasers may buy Class A shares of the Portfolios at net asset value (that is, without a front-end sales charge), as described below.


$1.0 Million Purchases        You may purchase Class A shares at net asset value
                              if you purchase at least $1.0 million of shares or the value of your account at the time of your purchase is at least $1.0 million, provided you make your purchase through a Selected Dealer who has executed a dealer agreement with Ziegler. The
                              Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested.
                              All or a part of such payment may be conditioned on the monies remaining invested with Principal
                              Preservation for a minimum period of time.

Employee Benefit Plans        Any pension, profit sharing or other employee
                              benefit plan qualified under Section 401 of the Internal Revenue Code that purchased shares prior to July 1, 1998 may continue to purchase Class A shares at net asset value. If such a plan purchases shares of any of the Portfolios through a Selected Dealer, the Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested.

State and Municipal           Class A shares of the Portfolios also may be
Governments and Charities     purchased at net asset value without a sales
                              charge by any state, county or city, or any instrumentality, department, authority or agency thereof, and by any nonprofit organization operated for religious, charitable, scientific, literary, educational or other benevolent purpose which is exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code;
                              provided that any such purchaser must purchase at least $500,000 of Class A shares, or the value of such purchaser's account at the time of purchase must be at least $500,000.


Investors Transferring        You may purchase Class A shares at net asset value
From Unrelated Load Funds     if you pay for those shares with proceeds you
                              received by redeeming shares of another mutual fund that charges a sales charge and that is not part of Principal Preservation. You qualify for this privilege regardless of whether you actually paid the sales charge on the shares you redeemed in the unrelated fund. However, the redemption of those shares must have occurred no more than 90 days prior to your purchase of shares of Principal
                              Preservation. The Distributor may make a payment or payments, out of its own funds, to Selected
                              Dealers effecting such exchanges, in an amount not to exceed 0.50 of 1% of the amount invested. All or a part of such payment may be conditioned upon the monies remaining invested with Principal
                              Preservation for a minimum period of time.


Persons Associated with       Class A shares may be purchased at net asset value
Principal Preservation and    by:  Directors and officers of Principal
Its Service Providers         Preservation (including shares purchased jointly
                              with or individually by any such person's spouse
                              and shares purchased by any such person's children
                              or grandchildren under age 21); employees of
                              Ziegler, Selected Dealers, Skyline and Geneva, and
                              the trustee or custodian under any pension or
                              profit-sharing plan established for the benefit of
                              the employees of any of the foregoing. Also,
                              employees of the Pacific Stock Exchange may
                              purchase Class A shares of the PSE Tech 100 Index
                              Portfolio at net asset value.  The term "employee"
                              includes an employee's spouse (including the
                              surviving spouse of a deceased employee), parents
                              (including step-parents and in-laws), children,
                              grandchildren under age 21, siblings, and retired
                              employees.

Reinvestments of              Class A shares may be purchased without a sales
Distributions From Principal  charge upon the reinvestment of distributions from
Preservation Mutual Funds     any Principal Preservation mutual fund, or
and Other Investment          investment of distributions from various unit
Vehicles Sponsored by Ziegler investment trusts sponsored by Ziegler; the reinvestment of principal or interest payments on bonds issued by Ziegler Mortgage Securities, Inc. II; or the reinvestment of interest payments on bonds underwritten by Ziegler.


Purchases Through Certain     You may purchase Class A shares without a sales
Investment Programs           charge through an asset allocation program, wrap
                              fee program or similar program of services administered for you by a broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain standards established from time to time by Ziegler. You should read the program materials provided by the service provider, including information related to fees, in conjunction with this Prospectus. Certain features of a Portfolio may not be available or may be modified in connection with the program of services. When you purchase shares this way, the service provider, rather than you as the service provider's customer, may be the shareholder of record for the shares. The service provider may charge fees of its own in connection with your participation in the program of services. Certain service providers may receive compensation from Principal
                              Preservation and/or Ziegler for providing such services.

Reinvestment Privilege        If you redeem Class A shares, you may reinvest all
                              or part of the redemption proceeds in Class A shares of the same Portfolio, without a front-end sales charge, if you send written notice to Principal Preservation or the Transfer Agent not more than 90 days after the shares are redeemed.
                              Your redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request.
                              You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.

PURCHASING CLASS B SHARES

        You may purchase Class B Shares of any of the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolios at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the net asset value at the time of redemption or at the time of your original purchase) if you redeem your Class B shares within six years after purchase. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Portfolio on your Class B shares. To reduce your cost, when you redeem shares in a Portfolio, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains), if any, or shares with the lowest contingent deferred sales charge. We will waive the contingent deferred sales charge for redemptions of shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, to meet certain retirement plan requirements, or for systematic withdrawal plans not to exceed 10% annually.

     CONTINGENT DEFERRED SALES CHARGE. The table below shows the contingent deferred sales charge applicable to Class B shares of the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios based on how long you hold the shares before redeeming them. The percentages reflected in the table are based on the lesser of the net asset value of your Class B shares at the time of purchase or at the time of redemption.

HOLDING                                 CONTINGENT DEFERRED SALES CHARGE
-------                                 --------------------------------
1 Year or less                                         5.00%
More than 1 Year, but less than 3 Years                4.00%
3 Years, but less than 4 Years                         3.00%
4 Years, but less than 5 Years                         2.00%
5 Years, but less than 6 Years                         1.00%
6 Years or More(1)<F39>                                 None
-------------------------

(1)<F39> Class B shares convert to Class A shares automatically after eight years.

     Selected Dealers who sell Class B shares of a Portfolio receive a commission from Ziegler in an amount equal to 4.00% of the net asset value of the shares sold.

DISTRIBUTION AND DISTRIBUTION EXPENSES

     In addition to the front-end or contingent deferred sales charges that apply to the purchase of shares, each Portfolio is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b0-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors, the maintenance of shareholder accounts and the provision of other shareholder services. Because each Portfolio pays these fees out of its own assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      The Plan permits each Portfolio to make payments to the Distributor to reimburse it for expenditures it incurs in connection with the distribution of each Portfolio's shares to investors, and to compensate the Distributor in connection with sales of Class B shares. The reimbursement payments include, but are not limited to, payments made by the Distributor to selling representatives or brokers as a service fee, and costs and expenses incurred by the Distributor for advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of each of the Portfolios. Plan payments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Portfolio's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.

     Under the Plan, each Portfolio assesses a service fee of up to 0.25 of 1% of the Portfolio's average daily net assets for both Class A and Class B shares. This shareholder servicing fee is used to reimburse the Distributor for certain shareholder services as described above. In addition, the Portfolios that offer Class B shares assess a distribution fee of 0.75 of 1% of the portion of the Portfolio's average daily net assets represented by its Class B shares. This distribution fee is compensatory in nature, meaning the Distributor is entitled to receive the fee regardless of whether its costs and expenses equal or exceed the fee. Class B shares automatically convert to Class A shares eight years after purchase, after which time the shares no longer are subject to this distribution fee but, like all other Class A shares, remain subject to the service fee.

     The Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of any of the Advisors.

METHODS FOR PURCHASING SHARES

     All purchases must be in U.S. dollars and your check must be drawn on a U.S. bank. Principal Preservation will not accept cash or traveler's checks. If your check does not clear, your purchase will be canceled and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you elect to redeem your shares, we may withhold your redemption payment for fifteen days or until your check has cleared, whichever is later. This does not limit your right to redeem shares. Rather, it operates to make sure that Principal Preservation has received payment for the shares you are redeeming before returning that payment to you.

     We will consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent, the Distributor, a Selected Dealer or certain other financial services firms that have entered into an agreement with Principal Preservation appointing the firm as an agent of Principal Preservation for the purpose of accepting share purchase and redemption orders. Those financial services firms also may designate other intermediaries to accept share purchase and redemption orders on their behalf. If your purchase order is received prior to the close of trading on the New York Stock Exchange, it will be invested based on the net asset value computed for the relevant Portfolio on that day. If your order is received after the close of trading on the New York Stock Exchange, it will be invested based on the net asset value determined for the relevant Portfolio as of the close of trading on the New York Stock Exchange on the next business day.

     The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

METHOD                             TO OPEN A NEW ACCOUNT                             TO ADD TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL OR PERSONAL DELIVERY       1.Complete the Account Application included       1.Complete the Additional Investment form
                                     in this prospectus.                               included with your account statement.
Personally deliver or send by                                                          Alternatively, you may write a note
First Class or Express Mail or     2.Make your check or money order payable            indicating your account number.
Private Delivery Service to:         to: "Principal Preservation."
                                                                                     2.Make your check payable to "Principal
Principal Preservation               Note: The amount of your purchase must meet       Preservation."
215 N. Main Street                   ----
West Bend WI 53095                   the applicable minimum initial investment       3.Personally deliver or mail the Additional
                                     account.  See "Purchasing Shares - Minimum        Investment Form (or note) and your check or
                                     Purchase Amounts."                                money order.

                                   3.Personally deliver or mail the completed
                                     Account Application and your check or
                                     money order.
-----------------------------------------------------------------------------------------------------------------------------------
AUTOMATICALLY                      Not Applicable                                    USE ONE OF PRINCIPAL PRESERVATION'S AUTOMATIC
                                                                                     INVESTMENT PROGRAMS.  Sign up for these
                                                                                     services when you open your account, or call
                                                                                     1-800-826-4600 for instructions on how to add
                                                                                     them to your existing account.

                                                                                     SYSTEMATIC PURCHASE PLAN.  Make regular,
                                                                                     systematic investments into your Principal
                                                                                     Preservation account(s) from your bank checking
                                                                                     or NOW account.  See "Shareholder Services -
                                                                                     Systematic Purchase Plan."

                                                                                     AUTOMATIC DIVIDEND REINVESTMENT.  Unless you
                                                                                     choose otherwise, all of your dividends and
                                                                                     capital gain distributions automatically will
                                                                                     be reinvested in additional Portfolio shares.
                                                                                     You also may elect to have your dividends and
                                                                                     capital gain distributions automatically
                                                                                     invested in shares of another Principal
                                                                                     Preservation mutual fund.
-----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE                          BY EXCHANGE                                       BY EXCHANGE

1-800-826-4600                    Call to establish a new account by exchanging      Add to an account by exchanging funds from
                                  funds from an existing Principal Preservation      another Principal Preservation account.  See
                                  account.  See "Redeeming and Exchanging Shares -   "Redeeming and Exchanging Shares - Exchanging
                                  Exchanging Shares."                                Shares."
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FIRMS          You may purchase shares in a Portfolio through a   You may purchase additional shares in a
                                  broker-dealer or other financial service firm      Portfolio through a broker-dealer or other
                                  that may charge a transaction fee.                 financial services firm that may charge a
                                                                                     transaction fee.
                                  Principal Preservation may accept requests to
                                  purchase shares into a broker-dealer street        Principal Preservation may accept requests to
                                  name account only from the broker-dealer.          purchase additional shares into a broker-dealer
                                                                                     street name account only from the broker-
                                                                                     dealer.
-----------------------------------------------------------------------------------------------------------------------------------

                                REDEEMING SHARES

GENERAL INFORMATION

     You may redeem any or all of your shares as described below on any day Principal Preservation is open for business. We redeem Class A shares at net asset value. We redeem Class B shares at net asset value, less the amount of the remaining contingent deferred sales charge, if any, depending on how long you have held the shares. If we receive your redemption order prior to the close of the New York Stock Exchange, the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

REDEMPTIONS

     The following table describes different ways that you may redeem your shares, and the steps you should follow.

METHOD                  STEPS TO FOLLOW
------                  ---------------

BY TELEPHONE             You may use Principal Preservation's Telephone
1-800-826-4600           Redemption Privilege to redeem shares valued at less
                         than $50,000, unless you have notified the Transfer
                         Agent of an address change within the preceding 30 days. The Transfer Agent will send redemption proceeds only to the shareholder of record at the address shown on the Transfer Agent's records. However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                         Unless you indicate otherwise on your account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.


BY MAIL                  To redeem shares by mail, send the following
                         information to the Transfer Agent:
Address to:
-----------              o    A written REQUEST for redemption signed by
Principal Preservation        the registered owner(s) of the shares, exactly as
215 N. Main Street            the account is registered, together with the
West Bend WI 53095            shareholder's account number;

                         o The certificates for the shares being redeemed, if any;

                         o Any required signature guarantees (see "Other In-formation About Redemptions" below); and

                         o Any additional documents which might be required for redemptions by corporations, executors, administrators, trustees, guardians, or other similar entities.

                         The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent promptly will notify you if your redemption request cannot be accepted. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC WITHDRAWAL    You can set up an automatic systematic withdrawal plan
PLAN                     from any of your Principal Preservation accounts.  To
                         establish the systematic withdrawal plan, complete the appropriate section of the Account Application or call, write or stop by Principal Preservation and request a Systematic Withdrawal Plan Application Form and complete, sign and return the Form to Principal
                         Preservation.  See "Shareholder Services - Systematic
                         Withdrawal Plan."

FINANCIAL SERVICES FIRMS You also may redeem shares through broker-dealers, financial advisory firms and other financial institutions, which may charge a commission or other transaction fee in connection with the redemption.

RECEIVING REDEMPTION PROCEEDS

     You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                 STEPS TO FOLLOW
------                 ---------------
BY MAIL                The Transfer Agent mails checks for redemption proceeds
                       typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. There is no charge for this service.

BY WIRE The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

     TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize Ziegler, as Principal Preservation's transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the telephone redemption services. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, Principal Preservation, or any of their employees fails to abide by these procedures, Principal Preservation may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the Transfer Agent, Principal Preservation or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

     SIGNATURE GUARANTEES. To protect you, the Transfer Agent and Principal Preservation from fraud, we require signature guarantees for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for: (1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on Principal Preservation's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; and (4) requests to transfer the registration of shares to another owner. Principal Preservation may waive these requirements in certain instances.

     The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature.

     CLOSING SMALL ACCOUNTS. If, due to redemption, your account in a Portfolio drops below $500 for three months or more, the Portfolio has the right to redeem your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

     SUSPENSION OF REDEMPTIONS. Principal Preservation may suspend the right to redeem shares of one or more of the Portfolios for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Portfolio(s) to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Portfolio(s).

     REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of Principal Preservation, make it undesirable for a Portfolio to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of a Portfolio. However, the Portfolios have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Portfolio's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Persons receiving such securities would incur brokerage costs when these securities are sold.

     EXCHANGING SHARES

GENERAL INFORMATION

     Subject to compliance with applicable minimum investment requirements, you may exchange your shares of any Principal Preservation mutual fund (including any of the Portfolios) for shares of the same Class of any other Principal Preservation mutual fund in any state where the exchange legally may be made. Additionally, you may exchange Class A shares of any Principal Preservation mutual fund (including any of the Portfolios) for Class X (Retail Class) shares of the Cash Reserve Portfolio, and vice versa. Before engaging in any exchange, you should obtain from Principal Preservation and read the current prospectus for the mutual fund into which you intend to exchange. Principal Preservation charges a $5.00 administrative fee for all exchanges.

     An exchange of shares is considered a redemption of the shares of the Principal Preservation mutual fund from which you are exchanging, and a purchase
                                        ---------
of shares of the Principal Preservation mutual fund into which you are
                                                   ----------
 exchanging. Accordingly, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES

     EXCHANGING CLASS A SHARES. If your exchange involves Class A shares, you will pay the standard front-end sales charge applicable to purchases of Class A shares of the Principal Preservation mutual fund into which you are exchanging (as disclosed in the then current prospectus for that Principal Preservation mutual fund), less any front-end sales charge you paid when you purchased the shares you are exchanging, if any. For example, if you exchange Class A shares of the Tax-Exempt Portfolio for Class A shares of the S&P 100 Plus Portfolio, you would pay a front-end sales charge on the exchange in an amount equal to the difference between: (a) the front-end sales charge you paid when you purchased your S&P 100 Plus Portfolio shares (a maximum of 5.25%); minus (b) the front-end sales charge applicable to your purchase of Class A shares of the Tax-Exempt Portfolio (a maximum of 3.50%), or a maximum of 1.75%. However, if the shares you are exchanging represent an investment held for at least six months in any one or more Principal Preservation mutual funds (other than the Cash Reserve Portfolio), then Principal Preservation will not charge any additional front-end sales charge in connection with the exchange.

     EXCHANGING CLASS B SHARES. You may exchange Class B shares in a Portfolio only for Class B shares of another Portfolio. You will not pay a contingent deferred sales charge on any such exchange. However, the new Class B shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time for which you held the Class B shares you are exchanging.

RULES AND REQUIREMENTS FOR EXCHANGES

     GENERAL. In order to effect an exchange on a particular business day, Principal Preservation must receive an exchange order in good form no later than 3:00 p.m. Eastern Time. Principal Preservation may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change at adversely affects their rights under this exchange privilege.

     An excessive number of exchanges may be disadvantageous to Principal Preservation. Therefore, Principal Preservation reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges in any twelve consecutive month period or who makes more than one exchange during any calendar quarter.

     The following additional rules and requirements apply to all exchanges:

      o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that Class A shares of any Portfolio may be exchanged for Class X shares of the Cash Reserve Portfolio and vice versa.

      o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

      o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the Principal Preservation mutual fund into which you are exchanging.

      o If the shares being exchanged are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

     METHODS FOR EXCHANGING SHARES. Set forth below is a description of the different ways you can exchange shares of Principal Preservation mutual funds and procedures you should follow when doing so.

METHOD                     STEPS TO FOLLOW
------                     ---------------
BY MAIL OR PERSONAL        Mail your exchange order to Principal Preservation.
DELIVERY
                           Please Note: Principal Preservation must receive
Personally deliver or send -----------
by first class or express  your exchange order no later than 3:00 p.m. Eastern
mail or private delivery   Time in order to effect an exchange on that business
addressed to:              day.

Principal Preservation,
215 N. Main Street,
West Bend, WI 53095

BY TELEPHONE               You receive telephone exchange privileges when you
                           open your account.  To decline the telephone
1-800-826-4600             exchange privilege, you must check the appropriate
                           box on the Application Form when you open your account.

                           Call Principal Preservation to order the desired exchange and, if required, to establish a new account for the Principal Preservation mutual fund into which you wish to exchange.

                           Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS   You may exchange shares through your broker-dealer
                           or other financial services firm, which may charge a transaction fee.

                              SHAREHOLDER SERVICES

     Principal Preservation offers a number of shareholder services designed to facilitate investment in Portfolio shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling Principal Preservation at 1-800-826-4600.

     SYSTEMATIC PURCHASE PLAN. You may establish a Systematic Purchase Plan ("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is further reduced to $25. The minimum subsequent investment is also reduced to $50 for all other accounts with balances of $1,000 or more. By participating in the SPP, you may automatically make purchases of Principal Preservation shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of Principal Preservation shares. You can establish the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You can obtain an application and instructions on how to establish the SPP from your registered representative, the Distributor or Principal Preservation.

     SYSTEMATIC WITHDRAWAL PLAN. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in a single Portfolio (except no such minimum applies for distributions from an IRA). The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. The minimum amount you may receive under a systematic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to Principal Preservation or the Transfer Agent.

     REINVESTMENT OF DISTRIBUTIONS OR INTEREST PAYMENTS. Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of Principal Preservation by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.

     TAX-SHELTERED RETIREMENT PLANS. The following tax-sheltered plans may purchase shares of the Portfolios: (1) Individual Retirement Accounts (including Education IRAs, Roth IRAs, Simplified Employee Pension Plan Accounts (SEP-IRAs) and Savings Incentive Match Plan for Employees Accounts (SIMPLE-
IRAs)); (2) Keogh plans; (3) 401(k) Plans; and (4) 403(b) Plans for employees of most nonprofit organizations. You can obtain detailed information concerning these plans and prototypes of these plans and other information from the Distributor. You should carefully review and consider this information and these materials with your tax or financial adviser. Conventional IRA investors do not receive the benefits of long-term capital gains treatment when funds are distributed from their account.

                               OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

     We determine the net asset value per share of each Portfolio daily by adding up the total value of the Portfolio's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Portfolio. For this purpose, we value each Portfolio's investments at the closing price listed for the relevant security on the securities exchange on which it trades, unless no closing price is available. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange"). The calculation is as of the close of regular trading on the Exchange (4:00 p.m. Eastern time) for the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolios, 2:30 p.m. Eastern time for the Tax-Exempt Portfolio, and 3:00 p.m. Eastern time for the Government Portfolio.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

     The Government and Tax-Exempt Portfolios declare dividends daily and pay them monthly. The S&P 100 Plus, Select Value, Dividend Achievers, PSE Tech 100 Index and Managed Growth Portfolios declare and pay their dividends quarterly. You may elect to receive your dividends either in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other Principal Preservation portfolio for which you have an account. We reinvest dividends on the same day they are distributed to shareholders. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, we automatically will reinvest them in additional shares of the relevant Portfolio.


     Capital gains distributions, if any, in all Portfolios will be declared annually and normally will be paid within 45 days after the end of the fiscal year.

TAX STATUS

     Each Portfolio distributes substantially all of its net income and capital gains. We will annually report to you the federal income tax status of all distributions. You will be taxed on each Portfolio's distributions (other than exempt-interest dividends distributed by the Tax-Exempt Portfolio) when they are paid, whether you elect to take them in cash or to reinvest them in additional shares, except that distributions declared in December and paid in January each year will be taxable to you as if you received them on December 31 of the earlier year.

     With the exception of exempt-interest dividends distributed by the Tax-Exempt Portfolio, distributions will be taxable as ordinary income or capital gains. Capital gains may be taxed at different rates, depending on how long the Portfolio holds its assets.

     That part of the Tax-Exempt Portfolio's net investment income which is attributable to interest from tax-exempt securities and which is distributed to shareholders will be designated as an "exempt-interest dividend" under the Code. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority which vary with respect to the taxation of such dividend income. It is possible that some states will exempt from tax that portion of the exempt-interest dividend which represents interest received by the Tax-Exempt Portfolio on that state's securities. Therefore, the Tax-Exempt Portfolio will report annually to its shareholders the percentage of interest income received on a state-by-state basis. You should consult with your tax adviser regarding the extent, if any, to which exempt-interest dividends are exempt under state laws applicable to your dividend distributions.

YEAR 2000 COMPLIANCE

     Many currently installed computer systems and software products used by businesses worldwide will need to be upgraded to accept four digit entries to distinguish 21st century dates from 20th century dates. Significant uncertainty exists concerning the potential costs and effectiveness of efforts to achieve "Year 2000" compliance, and the possible consequences of failure.

     Year 2000 issues potentially could affect the Portfolios in a number of ways. For example, the Portfolios rely on service providers for such critical daily operations as pricing, custody, selection of portfolio securities, tracking of purchases and sales of portfolio securities in automated systems, transfer agent functions (including purchases and redemptions of Portfolio shares, opening and closing of shareholder accounts, calculating and recording automatic investments and dividend and capital gain reinvestments, etc.), and the like. The Year 2000 problem in an automated system used to provide these services could disrupt the service or corrupt the integrity of the information generated and the transactions recorded. Also, Year 2000 problems in the systems used by the stock exchanges could affect the trading prices they report. Such developments could materially impair the ability of the Portfolios to conduct day-to-day operations.

     Issuers whose securities the Portfolios own also face Year 2000 risks.
They could experience disruptions or failures of their own internal automated systems or those of the customers and vendors on which their business operations rely. These developments could adversely affect the price of such an issuer's securities or the ability of the issuer to make interest and principal or dividend payments on its securities. If a significant number of issuers of securities held by a Portfolio were to experience such difficulties, the value of the Portfolio's shares could decline. Rules and regulations of the Securities and Exchange Commission require issuers to disclose in their public statements and reports information apprising the public of their Year 2000 exposure and steps they have taken to minimize that exposure.

     Principal Preservation is assessing its exposure with regard to Year 2000 issues. Ziegler and Firstar Trust Company have assured Principal Preservation that they have taken reasonable steps designed to assure that the pricing, custodial and transfer agent services they provide to the Portfolios will not be disrupted or otherwise affected by Year 2000 issues. These steps include extensive diagnosis of systems to identify Year 2000 problems, the correction and upgrading of the systems to eliminate those problems, and the testing of the corrections and upgrades to verify resolution of the problem. While those firms are incurring costs in these efforts, they have advised Principal Preservation that they do not anticipate that they will find it necessary to increase fees for their services solely to recover these.

     The Advisors have established committees and/or taken other appropriate steps to consider how Year 2000 issues will affect their abilities to render investment advisory and administrative services to the Portfolios, and to resolve those issues. Based on periodic reports that the Advisors make to Principal Preservation's Board of Directors, the Board of Directors believes that the Advisors will achieve Year 2000 compliance sufficient to enable them to provide uninterrupted investment management and administrative services to the Portfolios through December 31, 1999 and beyond. The Advisors also have reported that they are considering Year 2000 readiness as a factor in determining which securities to purchase and sell for the Portfolios. In this regard, the Advisors must rely on public disclosures made by the issuers of securities, which may not be accurate and complete.

     Principal Preservation will continue to monitor this situation, and will continue to receive periodic reports and updates on the progress being made by the Advisors and the Portfolios' other service providers. Despite the precautions being taken by the Board of Directors and the service providers of each Portfolio, because of the inherent uncertainty of the scope of the Year 2000 readiness issue worldwide and the various levels of severity and catastrophe that have been predicted by numerous "experts" and commentators, there can be no absolute assurance that Principal Preservation and its service providers will be able to identify all Year 2000 compliance risks faced by the Portfolios, or that the measures they are taking to resolve those issues and the contingency plans they have put in place successfully will enable the Portfolios to continue to conduct day-to-day operations across the change to the Year 2000, or to protect the Portfolios from potential economic losses (and resulting decline in stock prices) suffered by issuers as a result of Year 2000 problems.


                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Portfolios' financial performance for the past 5 years (or such shorter period as the particular Portfolio has been in operation). Certain information reflects financial results for a single share of a Portfolio. The total returns in the tables represent the rate that an investor would have earned on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report to Shareholders. The Annual Report is available upon request.

                                                                                  TAX-EXEMPT PORTFOLIO
                                                            ----------------------------------------------------------------
                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------
                                                            1998           1997           1996          1995            1994
                                                            ----           ----           ----          ----            ----
PER SHARE DATA;
NET ASSET VALUE,  BEGINNING OF PERIOD                      $9.52          $9.30          $9.39         $ 8.36         $ 9.41

INCOME FROM  INVESTMENT  OPERATIONS:
Net investment income                                        .37            .41            .43            .45            .45
Net realized and unrealized gains (losses) on investments    .03            .44           (.09)          1.03          (1.05)
                                                           ------        ------         ------         ------         ------
TOTAL FROM INVESTMENT  OPERATIONS                            .40            .85            .34           1.48           (.60)
                                                           ------        ------         ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.37)          (.41)          (.43)          (.45)          (.45)
Distributions from net realized gains on investments        (.31)          (.22)            --             --             --
                                                           ------        ------         ------         ------         ------
TOTAL DISTRIBUTIONS                                         (.68)          (.63)          (.43)          (.45)          (.45)
                                                           ------        ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                              $9.24         $9.52          $9.30          $9.39          $8.36
                                                           ======        ======         ======         ======         ======
TOTAL RETURN*<F40>                                           4.3%           9.4%           3.8%          18.1%         (6.4)%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)           $54,914        $60,252        $66,310        $56,443        $55,492
Ratio of net expenses to average net assets                  1.1%           1.1%           1.1%+<F41>     1.0%+<F41>     1.0%
Ratio of net investment income to average net assets         3.9%           4.4%           4.7%+<F41>     4.9%+<F41>     5.2%
Portfolio turnover rate                                    236.7%         209.2%         163.1%         105.9%          36.1%
-------------------------
*<F40> The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.
+<F41> Reflects a voluntary reimbursement of expenses of 0.1% in 1996 and 0.01% in 1995.


                                                                                  GOVERNMENT PORTFOLIO
                                                            ----------------------------------------------------------------
                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------
                                                            1998           1997           1996          1995            1994
                                                            ----           ----           ----          ----            ----
PER SHARE DATA;
NET ASSET VALUE,  BEGINNING OF PERIOD                      $9.28          $9.20          $9.64         $ 8.84         $ 9.98

INCOME FROM  INVESTMENT  OPERATIONS:
Net investment income                                        .55            .63            .64            .61            .61
Net realized and unrealized gains (losses) on investments    .27            .08           (.44)           .80          (1.14)
                                                           ------        ------         ------         ------         ------
Total from investment  operations                            .82            .71            .20           1.41           (.53)
                                                           ------        ------         ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net  investment income                       (.55)          (.63)          (.64)          (.61)          (.61)
Distributions from net realized gains on investments           --            --             --             --             --
                                                           ------        ------         ------         ------         ------
Total distributions                                         (.55)          (.63)          (.64)          (.61)          (.61)
                                                           ------        ------         ------         ------         ------
NET ASSET VALUE,  END OF PERIOD                            $9.55          $9.28          $9.20          $9.64          $8.84
                                                           ======        ======         ======         ======         ======
TOTAL RETURN*<F42>                                           9.1%           8.1%           2.3%          16.3%         (5.4)%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)           $40,088        $40,683        $44,920        $49,319        $47,324
Ratio of net expenses to average net assets                  1.2%           1.1%+<F43>     1.1%+<F43>     1.1%+<F43>     1.1%
Ratio of net investment income to average net assets         5.9%           7.0%+<F43>     7.0%+<F43>     6.5%+<F43>     6.6%
Portfolio turnover rate                                     87.7%          78.6%          36.9%          68.2%         106.1%
--------------------------
*<F42> The front-end sales charge for Class A shares is not reflected in total return as set forth in the table.
+<F43> Reflects a voluntary reimbursement of expenses of 0.04% in each of 1997 and 1996 and  0.02% in 1995


                                                                       S&P 100 PLUS PORTFOLIO
                                        ------------------------------------------------------------------------------------
                                       FOR THE PERIOD
                                        FROM 7/27/98
                                        (COMMENCEMENT                       FOR THE YEARS ENDED DECEMBER 31,
                                       OF OPERATIONS)       ----------------------------------------------------------------
                                          TO 12/31/98       1998           1997           1996          1995            1994
                                          -----------       ----           ----           ----          ----            ----
                                            CLASS B        CLASS A
                                            SHARES         SHARES

PER SHARE DATA;
NET ASSET VALUE,  BEGINNING OF PERIOD       $33.13        $27.04         $22.08         $19.53         $14.95         $15.04

INCOME FROM  INVESTMENT  OPERATIONS:
Net investment income                          .01           .20            .26            .29            .25            .25
Net realized and unrealized
  gains (losses) on investments               2.43          8.51           5.63           4.07           5.21           (.09)
                                            ------        ------         ------         ------         ------         ------
TOTAL FROM INVESTMENT OPERATIONS              2.44          8.71           5.89           4.36           5.46            .16
                                            ------        ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.01)         (.20)          (.26)          (.29)          (.25)          (.25)
Distributions from net realized
  gains on investments                        (.59)         (.59)          (.65)         (1.52)          (.63)             --
Distributions in excess of
  net realized gains                          (.06)         (.06)          (.02)             --             --             --
                                            ------        ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS                           (.66)         (.06)          (.93)         (1.81)          (.88)          (.25)
                                            ------        ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $34.91        $34.90         $27.04         $22.08         $19.53         $14.95
                                            ======        ======         ======         ======         ======         ======
TOTAL RETURN**<F45>                           7.4%          32.3%          26.8%          22.4%          36.7%           1.1%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                     $6,123       $160,190       $105,738        $77,517        $57,062        $40,034
Ratio of net expenses to
  average net assets                        1.3%*<F44>+<F46>0.9%+<F46>     0.9%+<F46>     1.0%+<F46>     1.2%           1.2%
Ratio of net investment
  income to average net assets                   *<F44>     0.6%+<F46>     1.0%+<F46>     1.4%+<F46>     1.4%           1.7%
Portfolio turnover rate                      10.2%         10.2%          17.0%           8.0%           3.5%           1.0%
-----------------------
*<F44> Annualized
**<F45>The Portfolio's sales charge is not reflected in total return as set forth in the table.
+<F46> Reflects a voluntary reimbursement of expenses of 0.03% in Class B shares and 0.07% in Class A Shares in 1998, 0.11% in 1997, and 0.01% in 1996.


                                                                    DIVIDEND ACHIEVERS PORTFOLIO
                                        ------------------------------------------------------------------------------------
                                       FOR THE PERIOD
                                        FROM 7/27/98
                                        (COMMENCEMENT                       FOR THE YEARS ENDED DECEMBER 31,
                                       OF OPERATIONS)       ----------------------------------------------------------------
                                          TO 12/31/98       1998           1997           1996          1995            1994
                                          -----------       ----           ----           ----          ----            ----
                                            CLASS B        CLASS A
                                            SHARES         SHARES
PER SHARE DATA;
NET ASSET VALUE,  BEGINNING OF PERIOD       $28.48        $25.13         $20.01         $16.97         $13.24         $13.40

INCOME FROM  INVESTMENT  OPERATIONS:
Net investment income                          .01           .07            .13            .14            .18            .18
Net realized and unrealized
  gains (losses) on investments               1.39          4.80           5.43           3.54           3.99           (.02)
                                            ------         ------         ------         ------         ------         ------
TOTAL FROM INVESTMENT OPERATIONS              1.40          4.87           5.56           3.68           4.17            .16
                                            ------         ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net  investment income        (.01)          (.07)          (.13)          (.14)          (.18)          (.18)
Distributions from net realized
  gains on investments                      (2.01)         (2.01)          (.31)          (.50)          (.26)          (.14)
                                            ------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS                         (2.02)         (2.08)          (.44)          (.64)          (.44)          (.32)
                                            ------         ------         ------         ------         ------         ------
NET ASSET VALUE,  END OF PERIOD            $27.86         $27.92         $25.13         $20.01         $16.97         $13.24
                                            ======         ======         ======         ======         ======         ======
TOTAL RETURN**<F48>                           4.9%          19.4%          27.9%          21.8%          31.7%           1.2%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                       $338        $44,219        $39,565        $30,504        $25,393        $20,231
Ratio of net expenses to
  average net assets                       1.7%*<F47>+<F49> 1.3%+<F49>     1.2%+<F49>     1.2%+<F49>     1.3%+<F49>     1.5%
Ratio of net investment
  income to average net assets                   *<F47>     0.2%+<F49>     0.6%+<F49>     0.8%+<F49>     1.2%+<F49>     1.3%
Portfolio turnover rate                       11.9%        11.9%          11.9%          13.1%          28.2%          36.5%
---------------------------
*<F47>  Annualized
**<F48> The Portfolio's sales charge is not reflected in total return as set forth in the table.
+<F49>  Reflects voluntary reimbursements of expenses as shown below:
        1998 - 0.02% in Class A shares                1996 - 0.1%
        1998 - 0.06% in Class B shares
        1997 - 0.1%                                   1995 - 0.2%


                                                                       SELECT VALUE PORTFOLIO
                                        ------------------------------------------------------------------------------------
                                       FOR THE PERIOD                                                              FOR THE PERIOD
                                        from 7/27/98                                                                FROM 8/23/94
                                        (COMMENCEMENT               FOR THE YEARS ENDED DECEMBER 31,                (COMMENCEMENT
                                       OF OPERATIONS)       ------------------------------------------------       OF OPERATIONS)
                                          TO 12/31/98       1998           1997           1996          1995         TO 12/31/94
                                          -----------       ----           ----           ----          ----        ------------
                                            CLASS B        CLASS A
                                            SHARES         SHARES
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD       $12.32         $12.07         $10.97         $10.21         $ 9.03          $9.55

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                      --            --            .01            .04            .14            .04
     Net realized and unrealized
       gains (losses) on investments        (1.05)          (.77)          2.93           2.68           1.73           (.51)
                                            ------         ------         ------         ------         ------         ------
     Total from investment operations       (1.05)          (.77)          2.94           2.72           1.87           (.47)
                                            ------         ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
     Dividends from net investment income       --             --          (.01)          (.04)          (.14)          (.03)
     Distributions from net
       realized gains on investments            --             --         (1.83)         (1.92)          (.43)          (.01)
     Distributions in excess of
       net realized gains on investments        --             --             --             --          (.12)             --
     Book return of capital                     --             --             --             --             --          (.01)
                                            ------         ------         ------         ------         ------         ------
     TOTAL DISTRIBUTIONS                        --             --         (1.84)         (1.96)          (.69)          (.05)
                                            ------         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD             $11.27         $11.30         $12.07         $10.97         $10.21         $ 9.03
                                            ======         ======         ======         ======         ======         ======
TOTAL RETURN**<F51>                          8.5%           6.4%          27.2%          26.7%          20.8%          (5.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                     $1,012        $10,520         $8,497         $4,829         $3,445         $1,935
Ratio of net expenses
  to average net assets                     1.7%*<F50>+<F52>1.3%+<F52>     1.1%+<F52>     1.0%+<F52>     0.8%+<F52>0.8%*<F50>+<F52>
Ratio of net investment
  income to average
  net assets                                    *<F50>        --           0.1%+<F52>     0.3%+<F52>     1.4%+<F52> 1.1%*<F50>+<F52>
Portfolio turnover rate                    110.0%         110.0%          82.5%         122.2%         124.3%          20.2%
---------------------------
*<F50>  Annualized.
**<F51> The Portfolio's sales charge is not reflected in total return as set forth in the table.
+<F52>  Reflects a voluntary reimbursement of expenses of 0.5% in both Class A and Class B Shares in 1998, 1.0% in 1997, 1.4% in
       1996, 2.5% in 1995 and 0.4% in 1994.


                                                                                 PSE TECH 100 INDEX PORTFOLIO
                                                                -------------------------------------------------------------
                                                                FOR THE PERIOD                                FOR THE PERIOD
                                                                 FROM 7/27/98        FOR THE YEARS ENDED       FROM 6/10/96
                                                               (COMMENCEMENT OF          DECEMBER 31,        (COMMENCEMENT OF
                                                                OPERATIONS) TO   ---------------------------- OPERATIONS) TO
                                                                   12/31/98          1998           1997         12/31/96
                                                                   --------          ----           ----         ---------
                                                                    CLASS A         CLASS B
                                                                    SHARES           SHARES
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                $14.94         $12.39         $10.76         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment Income                                                  .01            .01            .04            .03
Net realized and unrealized gains on investments                      4.07           6.68           2.04           1.03
                                                                     ------         ------         ------         ------
TOTAL FROM INVESTMENT OPERATIONS                                      4.08           6.69           2.08           1.06
                                                                     ------         ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.01)          (.01)          (.04)          (.03)
Distributions from net realized gains on investments                  (.60)          (.60)          (.38)          (.24)
Distributions in excess of net realized gains                         (.02)          (.02)          (.03)          (.03)
                                                                     ------         ------         ------         ------
TOTAL DISTRIBUTIONS                                                   (.63)          (.63)          (.45)          (.30)
                                                                     ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                                       $18.39         $18.45         $12.39         $10.76
                                                                     ======         ======         ======         ======
TOTAL RETURN**<F54>                                                   27.2%          54.0%          19.4%          10.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                      $6,559        $72,724        $27,144         $6,004

Ratio of net expenses to average net asset                           1.2%*<F53>+<F55>0.6%           0.2%+<F55>     0.0%*<F53>+<F55>
Ratio of net investment income to average net assets                     *<F53>         --          0.3%+<F55>     0.7%*<F53>+<F55>
Portfolio turnover rate                                              25.4%          25.4%          22.0%           3.0%
-----------------------------
*<F53>  Annualized.
**<F54> The Portfolio's sales charge is not reflected in total return as set forth in the table.
+<F55>  Reflects a voluntary reimbursement of expenses of 0.3% in Class B shares and 0.05% in Class A shares in 1998, 1.1% in 1997 and 3.3% in 1996.


PRINCIPAL PRESERVATION PORTFOLIOS, INC.

     215 North Main Street
     West Bend, Wisconsin 53095

INVESTMENT ADVISOR

     B.C. Ziegler and Company
     215 North Main Street
     West Bend, Wisconsin 53095

SUB-ADVISORS

     Ziegler Asset Management, Inc.
     (Sub-Advisor to S&P 100 Plus, Dividend Achievers and
         PSE Tech 100 Index Portfolios)
     215 North Main Street
     West Bend, Wisconsin 53095

     Skyline Asset Management, L.P.
     (Sub-Advisor to Select Value Portfolio)
     311 South Wacker Drive
     Suite 4500
     Chicago, Illinois 60606

     Geneva Capital Management Ltd.
     (Sub-Advisor to Managed Growth Portfolio)
     250 East Wisconsin Avenue
     Suite 1050
     Milwaukee, Wisconsin 53202

DISTRIBUTOR, ACCOUNTING/PRICING AGENT, AND
TRANSFER AND DIVIDEND DISBURSING AGENT

     B.C. Ziegler and Company
     215 North Main Street
     West Bend, Wisconsin 53095

CUSTODIAN

     Firstar Trust Company
     777 East Wisconsin Avenue
     Milwaukee, WI 53202

COUNSEL

     Quarles & Brady LLP
     411 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP
     100 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

     If you have any questions about any of the Portfolios or would like more information, including a free copy of the Portfolios' Statement of Additional Information ("SAI"), or their Annual or Semi-Annual Reports, you may call or write Principal Preservation at:

          Principal Preservation Portfolios, Inc.
          215 North Main Street
          West Bend, Wisconsin 53095
          (800) 826-4600

     The SAI, which contains more information on the Portfolios, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected each Portfolio's performance during the prior fiscal year and six-month fiscal period, respectively.

     To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1.800.SEC.0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

     Investment Company Act File No. 811-4401.


                                      APPENDIX A
                     COMPOSITION OF THE S&P 100 INDEX*<F56>
                             (AS OF MARCH 31, 1999)

                                                         PERCENT
TICKER                                                  OF TOTAL
SYMBOL             COMPANY NAME                        COMPOSITION
------             ------------                       ------------
ALT            Allegheny Teledyne Inc.                     0.08
AA             Aluminum Company of America                 0.31
AEP            American Electric Power Company, Inc.       0.15
AXP            American Express Company                    1.10
AGC            American General Corporation                0.36
AIG            American International Group, Inc.          3.04
T              American Telephone and Telegraph Company    3.44
AIT            Ameritech Corporation                       1.31
AMP            AMP Incorporated                            0.24
ARC            Atlantic Richfield Company                  0.49
AVP            Avon Products, Inc.                         0.25
BHI            Baker-Hughes Incorporated                   0.16
ONE            Banc One Corporation                        1.33
BAC            BankAmerica Corporation                     2.51
BAX            Baxter International Inc.                   0.39
BEL            Bell Atlantic Corporation                   1.65
BS             Bethlehem Steel Corporation                 0.02
BDK            Black & Decker Corporation                  0.10
BA             The Boeing Company                          0.66
BCC            Boise Cascade Corporation                   0.04
BMY            Bristol-Meyers Squibb Company               2.62
BC             Brunswick Corporation                       0.04
BNI            Burlington Northern Santa Fe Corporation    0.31
CPB            Campbell Soup Company                       0.37
CBS            CBS Corp                                    0.59
CEN            Ceridian Corporation                        0.11
CHA            Champion International                      0.08
CI             CIGNA Corporation                           0.35
CSCO           Cisco Systems                               3.55
CCI            Citicorp                                    2.96
CGP            Coastal Corporation                         0.14
KO             Coca-Cola Company                           3.11
CL             Colgate-Palmolive Company                   0.55
COL            Columbia-HCA Healthcare                     0.25
CSC            Computer Sciences Corporation               0.18
DAL            Delta Air Lines, Inc.                       0.20
DOW            Dow Chemical Company                        0.42
DD             DuPont (E.I.) de Nemours and Company        1.34
EK             Eastman Kodak Company                       0.43
ETR            Entergy Corporation                         0.14
XON            Exxon Corporation                           3.52
FDX            FDX Holding Corp.                           0.28
FLR            Fluor Corporation                           0.04
F              Ford Motor Company                          1.41
GD             General Dynamics Corporation                0.17
GE             General Electric Company                    7.45
GM             General Motors Corporation                  1.17
HAL            Halliburton Company                         0.35
HET            Harrah's Entertainment                      0.05
HRS            Harris Corporation                          0.05
HIG            Hartford Financial Services Group           0.27
HNZ            Heinz (H.J.) Company                        0.35
HWP            Hewlett-Packard Company                     1.41
HM             Homestake Mining Company                    0.04
HON            Honeywell Inc.                              0.19
INTC           Intel Corporation                           4.08
IBM            International Business Machines Corporation 3.37
IFF            International Flavors & Fragrances Inc.     0.08
IP             International Paper Company                 0.27
JNJ            Johnson & Johnson                           2.58
KM             Kmart Corporation                           0.17
LTD            Limited (The), Inc.                         0.18
MKG            Mallinckrodt Group Inc.                     0.05
MAY            May Department Stores Company               0.28
MCD            McDonald's Corporation                      1.26
MRK            Merck & Co., Inc.                           3.92
MER            Merrill Lynch & Co., Inc.                   0.64
MSFT           Microsoft Corporation                       9.29
MMM            Minnesota Mining & Manufacturing Company    0.58
MOB            Mobil Corporation                           1.41
MTC            Monsanto Company                            0.59
NSM            National Semiconductor Corporation          0.03
NSC            Norfolk Southern Corporation                0.21
NT             Northern Telecom Limited                    0.85
OXY            Occidental Petroleum Corporation            0.13
ORCL           Oracle Corp.                                0.78
PEP            PepsiCo, Inc.                               1.18
PNU            Pharmacia &Upjohn, Inc.                     0.65
PRD            Polaroid Corporation                        0.02
PG             Proctor & Gamble                            2.67
RAL            Ralston Purina Group                        0.18
RTNB           Raytheon Company                            0.41
ROK            Rockwell International Corporation          0.17
SLB            Schlumberger Limited                        0.67
S              Sears, Roebuck & Co.                        0.35
SO             Southern Company                            0.33
TAN            Tandy Corporation                           0.13
TEK            Tektronix, Inc.                             0.02
TXN            Texas Instruments Inc.                      0.80
DIS            The Walt Disney Company                     1.32
TOY            Toys "R" Us, Inc.                           0.10
UCM            Unicom Corporation                          0.16
UIS            Unisys Corporation                          0.15
UTX            United Technologies Corporation             0.63
USB            US Bancorp                                  0.51
WMT            Wal-Mart Stores, Inc.                       4.22
WFC            Wells Fargo Co                              1.18
WY             Weyerhaeuser Company                        0.23
WMB            Williams Companies, Inc.                    0.35
XRX            Xerox Corporation                           0.70

*<F56>"Standard & Poor's", "Standard & Poor's 100", "S&P", "S&P 100" and "100" are registered trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                                   APPENDIX B

       COMPOSITION OF THE PACIFIC EXCHANGE, INC. - TECHNOLOGY STOCK INDEX
                             (AS OF MARCH 31, 1999)

                                                         PERCENT
TICKER                                                  OF TOTAL
SYMBOL             COMPANY NAME                        COMPOSITION
------             ------------                       ------------
COMS           3Com Corp                                   0.49
ACN            Acuson Corp                                 0.32
ADPT           Adaptec Inc                                 0.48
ADCT           ADC Telecom Inc                             1.01
ADBE           Adobe Systems Inc                           1.20
AMD            Advanced Micro Devices                      0.33
AOL            America Online                              3.08
AMGN           Amgen Inc                                   1.58
AMP            AMP Inc                                     1.13
ADI            Analog Devices                              0.63
AAPL           Apple Computer Inc                          0.76
AMAT           Applied Materials                           1.30
ASND           Ascend Communications                       1.77
ADSK           Autodesk Inc                                0.85
AUD            Automatic Data Processing                   0.87
BGEN           Biogen Inc                                  2.41
BMET           Biomet Inc                                  0.89
BMCS           BMC Software Inc                            0.78
BSX            Boston Scientific                           0.86
CS             Cabletron Systems                           0.17
CDN            Cadence Design Systems                      0.54
CNTO           Centocor Inc                                0.78
CEN            Ceridian Corp                               0.77
CHIR           Chiron Corp                                 0.46
CSCO           Cisco Systems                               2.31
COHR           Coherent Inc                                0.29
CPQ            Compaq Computer                             0.67
CA             Computer Associates                         0.75
CSC            Computer Sciences                           1.17
CPWR           Compuware Corp                              0.50
CQ             Comsat Corp                                 0.61
CY             Cypress Semiconductor                       0.19
DGN            Data General                                0.21
DELL           Dell Computer                               0.86
DST            DST Systems                                 1.27
EDS            Electronic Data Systems                     1.03
EMC            EMC Corp                                    2.70
ESCC           Evans & Sutherland                          0.25
EXBT           Exabyte Corp                                0.10
GTW            Gateway 2000 Inc                            1.45
GNE            Genentech Inc                               1.87
GENZ           Genzyme Corp                                1.07
HRS            Harris Corp                                 0.60
HWP            Hewlett-Packard                             1.43
HON            Honeywell Inc                               1.60
IBM            IBM                                         3.74
IMNX           Immunex Corp                                1.76
IFMX           Informix Corp                               0.16
INPR           Inprise Corp                                0.08
INTC           Intel Corp                                  2.52
INGR           Intergraph Corp                             0.14
KLAC           KLA-Tencor Corp                             1.03
KLIC           Kulicke & Soffa                             0.53
LRCX           Lam Research                                0.61
LLTC           Linear Technology                           1.08
LU             Lucent Technologies                         2.28
MDT            Medtronic Inc                               1.52
MENT           Mentor Graphics                             0.29
MUEI           Micron Electronics                          0.25
MU             Micron Technology                           1.02
MSFT           Microsoft Corp                              1.89
MIL            Millipore Corp                              0.51
MOT            Motorola Inc                                1.55
NSM            National Semiconductor                      0.20
NETA           Network Associates                          0.65
NN             Newbridge Networks                          0.65
NT             Northern Telecom Ltd                        1.31
NOVL           Novell Inc                                  0.53
NVLS           Novellus Systems                            1.16
ORCL           Oracle Corp                                 0.56
PSFT           PeopleSoft Inc                              0.31
PKN            Perkin-Elmer                                2.05
QCOM           QUALCOM Inc                                 2.63
QNTM           Quantum Corp                                0.38
SAP            SAP AG-ADR                                  0.56
SFA            Scientific Atlanta                          0.58
SEG            Seagate Technology Inc                      0.62
SRM            Sensormatic Electronics Corp                0.20
SMS            Shared Medical Systems                      1.18
SGI            Silicon Graphics                            0.35
STJ            St Jude Medical                             0.51
SMSC           Standard Microsystems                       0.17
STK            Storage Technology Corp                     0.59
SUNW           Sun Microsystems                            2.64
SYBS           Sybase Inc                                  0.17
SYMC           Symantec Corp                               0.36
SBL            Symbol Technologies Inc                     0.95
SNPS           Synopsys Inc.                               1.13
SSAX           System Software                             0.05
TEK            Tektronix Inc                               0.53
TLAB           Tellabs Inc                                 2.06
TER            Teradyne Inc                                1.15
TXN            Texas Instruments                           2.10
THI            Thermo Instrument Systems                   0.30
UIS            Unisys Corp                                 0.58
VAR            Varian Associates Inc                       0.82
VTSS           Vitesse Semiconductors                      1.07
XRX            Xerox Corp                                  1.13
XLNX           Xilinx Inc                                  0.86
YHOO           Yahoo! Inc.                                 3.56

PSE is a service mark of the Pacific Exchange Incorporated and has been licensed for use by the licensee. The PSE Tech 100 Index Portfolio is not sponsored, endorsed, sold or promoted by PSE and PSE makes no representation regarding the advisability of investing in the portfolio.


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.



                    ----------------------------------------

                                  MAY 1, 1999



                      STATEMENT OF ADDITIONAL INFORMATION

                    ----------------------------------------

STATEMENT OF ADDITIONAL INFORMATION  DATED MAY 1, 1999
PRINCIPAL PRESERVATION PORTFOLIOS, INC.

215 North Main Street
West Bend, Wisconsin  53095

     Seven portfolios (each a "Portfolio") of the Principal Preservation Portfolios, Inc. ("Principal Preservation") family of funds are described in this Statement of Additional Information and the Prospectus to which it relates: the Tax-Exempt Portfolio, Government Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio and Managed Growth Portfolio.

     Class A shares are available for all seven of the Portfolios. Class B shares are available for all of the Portfolios, except for the Tax-Exempt and Government Portfolios. Each Portfolio has a distinct investment objective and distinct investment policies, and there can be no assurance that any Portfolio will achieve its investment objective. Each shareholder's interest is limited to the particular Portfolio in which his/her shares are owned.

     You may obtain a Prospectus and purchase shares of each Portfolio from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 215 North Main Street, West Bend, Wisconsin 53095, telephone 800-826-4600, or from Selected Dealers (see the Prospectus dated May 1, 1999 for more complete information, including an account application.) This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus. This Statement of Additional Information provides details about each Portfolio that are not required to be included in the Prospectus, and should be viewed as a supplement to, and not as a substitute for, the Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

                                                        PAGE

STATEMENT OF ADDITIONAL INFORMATION........................1

FUND HISTORY AND CAPITAL STOCK.............................2

INVESTMENT PROGRAM.........................................3

INVESTMENT RESTRICTIONS...................................19

MANAGEMENT OF PRINCIPAL PRESERVATION......................28

PURCHASE OF SHARES........................................37

DISTRIBUTION EXPENSES.....................................40

DETERMINATION OF NET ASSET VALUE PER SHARE................43

PERFORMANCE INFORMATION...................................44

TAX STATUS................................................49

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......50

PORTFOLIO TRANSACTIONS AND BROKERAGE......................51

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS................53

FINANCIAL STATEMENTS......................................53
DESCRIPTION OF RATINGS OF CERTAIN SECURITIES..............54

                         FUND HISTORY AND CAPITAL STOCK

     Principal Preservation is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation.

     The authorized common stock of Principal Preservation consists of one billion shares, with a par value of $.001 per share. Shares of Principal Preservation are divided into nine mutual fund series, each with distinct investment objectives, policies and strategies. In addition to the Portfolios described in this Statement of Additional Information, Principal Preservation also offers shares of the Wisconsin Tax-Exempt Portfolio and the Cash Reserve Portfolio through separate prospectuses. Each portfolio consists of 50 million shares, except for the Cash Reserve Portfolio, which consists of 400 million shares. The Tax-Exempt, Government and Wisconsin Tax-Exempt Portfolios offer only Class A shares. Shares of the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolios are divided into two separate classes of 25 million shares each; namely, Class A shares and Class B shares. Shares of the Cash Reserve Portfolio also are divided into two separate classes of 200 million shares each; namely, Class X (Retail Class) shares and Class Y (Institutional Class) shares.

     Separate classes of shares within a Portfolio have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder servicing expenses and may have its own sales load structure. At the discretion of Principal Preservation's Board of Directors, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the Portfolio's assets) if the separate classes incur those expenses in different amounts, or if one class receives services of a different kind or to a different degree than another class within the same portfolio. Each portfolio allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the particular fund.

     The Board of Directors of Principal Preservation may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

     Each share of Principal Preservation, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

     Each share of Principal Preservation has one vote on each matter presented to shareholders. All shares of Principal Preservation vote together on matters that affect all shareholders uniformly, such as in the election of directors.
On matters affecting an individual portfolio (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of a series) a separate vote of the shares of that series is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that class), a separate vote by the shareholders of that class of shares is required. Shares of a portfolio or class are not entitled to vote on any matter that does not affect it.

     As used in the Prospectus, the phrase "majority vote" of the outstanding shares of a class, Portfolio or Principal Preservation means the vote of the lesser of: (1) 67% of the shares of the class, Portfolio or Principal Preservation, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the class, Portfolio or Principal Preservation, as the case may be.

     As a Maryland corporation, Principal Preservation is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.

                               INVESTMENT PROGRAM

     The Prospectus describes the investment objective and principal investment strategies of each of the Portfolios. Certain other investment strategies and policies of each Portfolio are described in greater detail below.

INFORMATION REGARDING TAX-EXEMPT INVESTMENTS

     Before investing in a particular Portfolio, an investor may wish to determine which investment -- tax-free or taxable -- will provide a higher after-tax return. To make such a comparison, the yields should be viewed on a comparable basis. The table below illustrates, at the tax brackets provided in the Internal Revenue Code of 1986, as amended, the yield an investor would have to obtain from taxable investments to equal tax-free yields ranging from 6% to 9%. An investor can determine from the following table the taxable return necessary to match the yield from a tax-free investment by locating the tax bracket applicable to the investor, and then reading across to the yield column which is closest to the yield applicable to the investor's investment. This presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

                                                     TAX-FREE V. TAXABLE INCOME

                                                            ASSUMED TAX-FREE YIELDS
TAXABLE INCOME                                              6.00%          6.50%          7.00%          7.50%          8.00%
--------------------------------------------               -------------------------------------------------------------------
                                             FEDERAL
SINGLE RETURN          JOINT RETURN          TAX RATE       EQUIVALENT TAXABLE YIELDS*<F57>
------------------------------------------------------------------------------------------------------------------------------
Up to $22,100          Up to $38,000         15.00%         7.06%          7.65%          8.24%          8.82%          9.41%
$22,100-55,100         $38,000-91,850        28.00%         8.33%          9.03%          9.72%         10.42%         11.11%
$55,100-115,000        $91,850-140,000       31.00%         8.70%          9.42%         10.14%         10.87%         11.59%
$115,000-250,000       $140,000-250,000      36.00%         9.38%         10.16%         10.94%         11.72%         12.50%
over $250,000          over $250,000         39.60%         9.93%         10.76%         11.59%         12.42%         13.25%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

*<F57> The Equivalent taxable yields are calculated based on the maximum marginal tax rate at each tax bracket.  These rates and brackets are subject to change.  The table is based on tax rates in effect as of December 31, 1998.  You should consult your tax advisor regarding more recent tax legislation and how tax laws affect your personal financial circumstances.

     The Tax-Exempt Portfolio seeks to attain its objective by investing primarily in municipal securities, such as general obligation, revenue and industrial development bonds, rated at the time of purchase in an "A" category or higher by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or by Fitch Investors Service, Inc. This Portfolio may also invest in certain temporary short-term investments, money market fund investments, U.S. Government Securities, or securities collateralized by U.S. Government Securities. A description of the ratings is included in this Statement of Additional Information under the caption "Description of Ratings of Certain Fixed Income Securities."

     For illustrative purposes, the Tax-Exempt Portfolio may include in its supplemental sales literature from time to time a Bond Buyer Index line graph which shows the yield obtained on twenty (20) long-term municipal bonds from December 1980 through December 1998. The presentation consists of a line graph with yield (presented as a percentage) reflected along a vertical axis and the relevant time of inquiry reflected along a horizontal axis. This line graph is for illustrative purposes only and is not meant to be indicative of any Portfolio's total return. Information as to actual yield and total return is set forth under "Performance Information."

     The Tax-Exempt Portfolio also sometimes presents in supplemental sales literature a line graph that displays the difference in the growth in $10,000 placed in a tax-free investment as compared to the growth of the same amount placed in a taxable investment. This graph assumes $10,000 of principal is invested at a nominal annual rate of 6% compounded monthly (6.17% equivalent effective yield). The value of the investment is shown on the vertical axis with the time period (0-20 years) over which the investment has been held being reflected along the horizontal axis. This graph is for illustrative purposes only and is not meant to be indicative of the Tax-Exempt Portfolio's actual return. An investor is assumed to pay annual federal income tax at a 33% rate on the total amount of interest credited to the account. The presentation illustrates current tax rates, and will be modified to reflect any changes in such tax rates.

MUNICIPAL SECURITIES

     Municipal securities include obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest of which is exempt from Federal income tax. The tax-exempt status of the municipal security is determined under Federal tax laws and is usually opined upon by the issuer's bond counsel at the time of the issuance of the security.

     The two principal classifications of municipal securities are notes and bonds. Municipal notes are generally used to provide short-term working capital needs and typically have maturities of one year or less. Municipal notes include Project Notes, Tax Anticipation Notes, Bond Anticipation Notes and Tax-Exempt Commercial Paper, and other similar short-term obligations.

     Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds may also be issued in connection with the refunding of similar outstanding obligations, or obtaining funds to lend to other public institutions, or for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to obtain funds to provide various privately- operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port, and parking facilities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases from the proceeds of a special tax or other specific revenue source. Although industrial development bonds are issued by municipal authorities, they are generally secured by specific facilities financed by the proceeds and, payable only from the revenues derived from the industrial user of those facilities. Payment of principal and interest on industrial revenue bonds generally depends on the ability of such user to meet its financial obligations, or, in case of default, upon the amount realizable upon the disposition of property pledged as security for payment of the user's obligation.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the issuer's ability to generate tax revenues. There is also the possibility that, as a result of litigation or other conditions, the authority or ability of an issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

GOVERNMENT SECURITIES

     Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years.

     In addition to direct obligations issued by the U.S. Treasury, the Portfolios may also invest in obligations issued by agencies or instrumentalities of the U.S. Government; provided that with respect to the Government Portfolio, such obligations are backed by the unconditional full faith and credit of the U.S. government, its agencies or instrumentalities.

OPTIONS

     To the extent consistent with their investment objectives, the S&P 100 Plus and PSE Tech 100 Index Portfolios will employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities or securities it intends to purchase and to enhance return.

     Listed options are traded on each of the stocks in the S&P 100 Index, and the S&P 100 Plus Portfolio may write (sell) covered call options and put options, and may purchase call options and put options on individual stocks as well as on stock indices (including the S&P 500 Index and S&P 100 Index) for the purposes and subject to the limitations stated herein and as outlined in "Risk/Return Information; Investment Objectives and Strategies - S&P 100 Plus Portfolio" in the Prospectus. The S&P 100 Plus Portfolio may seek to enhance its return by writing covered call options for purchasing put options with respect to some or all of the individual stocks held in its portfolio. Through the purchase of call and put options with respect to individual stocks, the Portfolio may at times protectively hedge against an increase in the price of securities which the Portfolio plans to purchase or against a decline in the value of securities owned by the Portfolio. Whenever the Portfolio does not own securities underlying an open option position sufficient to cover the position, the Portfolio will maintain in a segregated account with its depository cash or cash equivalents sufficient to cover the market value of the open position. The S&P 100 Plus Portfolio may also engage in option transactions on securities indices as a strategy to hedge against anticipated declines in the S&P 100 Index (and thereby to hedge against a similar decline in its portfolio) and to enhance the Portfolio's return through premium income.

     The PSE Tech 100 Index Portfolio may write (sell) covered call options and put options, and may purchase call options and put options on stock indices for the purposes and subject to the limitations outlined in "Risk/Return Information; Investment Objectives and Strategies - PSE Tech 100 Index Portfolio" in the Prospectus. See also "Risk/Return Information; Investment Objectives and Strategies - Additional Investment Practices and Risks -- Index Options and Futures" in the Prospectus.

     Options on individual stocks may also be utilized by the Dividend Achievers Portfolio to enhance income and for hedging purposes, but the Advisors has no plans to do so at this time.

     A call option on a security gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying security at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a Portfolio exposes the Portfolio during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the related portfolio security, or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.

     A call option is considered to be covered if: (i) the writer (seller) thereof owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or depository) upon conversion or exchange of other securities; (ii) the writer holds on a unit-for-unit basis a call on the same security as the call written, and the exercise price of the call purchased is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian or depository; or
(iii) the writer maintains in a segregated account with its custodian or depository cash or cash equivalents sufficient to cover the market value of the open position.

     An option on an index is a contract that gives the holder of the option, in return for payment of a premium, the right to demand from the seller (call) delivery of cash in an amount equal to the value of the index at a specified exercise price at any time during the term of the option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A call option on an index is considered to be covered if the writer (seller) maintains with its custodian or depository cash or cash equivalents equal to the contract value. A call option is also covered if the writer holds a call on the same index as the call written where the exercise price of the call purchased is equal to or less than the exercise price of the call written.

     A put option on a security gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying security at the exercise price at any time during the option period. A put option on a securities index gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation buy, the cash value of the index at any time during the option.

     A put option on an index is covered if a writer holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written provided the difference is maintained by the writer in cash or cash equivalents in a segregated account with its custodian or depository.

     A Portfolio will only purchase put options on individual securities held by the Portfolio, or, in the case of the S&P 100 Plus Portfolio and the PSE Tech 100 Index Portfolio, on securities indices which, in the opinion of the Advisors, have investment characteristics similar to those of securities in the Portfolio or an index on the securities.

     Whenever a Portfolio does not own securities underlying an open option position sufficient to cover the position, or whenever a Portfolio has written
(sold) a put, the Portfolio will maintain in a segregated account with its Custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The purchase of a put option may be intended to protect the Portfolio from the risk of a decline in the value of a security below the exercise price of the option. The Portfolio may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

FUTURES

     The S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio may purchase and sell exchange-traded index futures contracts on the S&P 500 Index (and on the PSE Technology Index, in the case of the PSE Tech 100 Index Portfolio) for the purposes and strategies described in the Prospectus. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

     Futures contracts covering the S&P 500 Index and PSE Technology Index presently are traded on the Chicago Mercantile Exchange and the New York Futures Exchange, respectively. The S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio also may engage in transactions involving futures contracts on other indices presently traded or in the future created and traded on national stock exchanges if, in the opinion of the Board of Directors of Principal Preservation, such futures contracts are appropriate instruments to help the Advisors achieve the respective Portfolio's objective.

     Each of the S&P 100 Plus and PSE Tech 100 Index Portfolios generally will limit its use of futures contracts to hedging transactions. For example, the S&P 100 Plus Portfolio or PSE Tech 100 Index Portfolio might use futures contracts to equitize uncommitted cash or to hedge against anticipated declines in the cash value of the S&P 100 Index or the PSE Technology Index, as the case may be. Each such Portfolio also may sell futures contracts to hedge against anticipated declines in common stocks presently owned and may purchase futures contracts to hedge against anticipated increases in common stocks the Portfolio intends to purchase. The success of any hedging technique depends on the abilities of the Advisors correctly to predict changes in the level and direction of movement in the underlying index. Should these predictions prove incorrect, each such Portfolio's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, the Advisors might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The Portfolios will only enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with the Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each of the S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio, but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each of the S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio will mark to market all of its open futures positions.

     While a Portfolio maintains an open futures position, the Portfolio must maintain with the Custodian, in a segregated account, assets with a market value sufficient to cover the Portfolio's exposure on the position (less the amount of the margin deposit associated with the position). A Portfolio's exposure on a futures contract is equal to the amount paid for the contract by the Portfolio.

     Index futures contracts in which the S&P 100 Plus Portfolio or PSE Tech 100 Index Portfolio will invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Portfolio would realize a capital gain, or if it is more, the Portfolio would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio would realize a capital gain, or if it is less, the Portfolio would realize a capital loss. The transaction costs must also be included in these calculations.

     There are several risks associated with the use of futures contracts in the manner intended by the S&P 100 Plus Portfolio and PSE Tech 100 Index Portfolio. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between the price movements in the underlying index and in the portfolio securities being hedged or the index being simulated, as the case may be. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures and differences between the financial instruments being hedged or replicated and the instruments underlying the standard contracts available for trading.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position and the Portfolio would continue to be required to meet margin requirements until the position is closed.

     To minimize such risks, neither the S&P 100 Plus Portfolio nor the PSE Tech 100 Index Portfolio will enter into a futures contract if, immediately after such transaction, the initial margin deposits for futures contracts held by the Portfolio would exceed 5% of the Portfolio's total assets. Additionally, the Portfolio may not maintain open short positions in futures contracts or call options written on indices if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in the Portfolio's investment portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Portfolio has written call options on specific securities in its investment portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.


TAXATION OF OPTIONS AND FUTURES

     If a Portfolio exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale (put). For cash settlement options, the difference between the cash received at exercise and the premium paid is a capital gain or loss. If a call or put option written by a Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost of the security purchased (put). For cash settlement options, the difference between the cash paid at exercise and the premium received is a capital gain or loss. Entry into a closing purchase transaction will result in capital gain or loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than one year prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term for federal tax purposes. The holding period of the securities covering an "in the money" option will not include the period of time the option was outstanding.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should a Portfolio ever deliver securities under a futures contract (which is not expected to occur), the Portfolio will realize a capital gain or loss on those securities.

     For federal income tax purposes, a Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options and futures positions ("year-end mark to market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark to market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options and futures positions, the related securities positions and certain successor positions thereto) may be deferred to a later taxable year. Sales of futures contracts or writing of call options or buying put options which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of the hedged securities.

     Each Portfolio distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Portfolio's other investments and shareholders are advised of the nature of the payments.

S&P 100 INDEX AND PSE TECHNOLOGY INDEX

     For illustrative purposes, the S&P 100 Plus Portfolio and the PSE Tech 100 Index Portfolio sometimes includes in their supplemental sales literature a line graph showing the similarity of the price patterns of the S&P 100 and the S&P 500 stock indices (in the case of the S&P 100 Plus Portfolio), and the PSE Technology Index (in the case of the PSE Tech 100 Index Portfolio), over the past decade. The presentation displays superimposed line graphs of annual prices of the S&P 100 and the S&P 500 stock indices or the PSE Technology Index, as the case may be, over approximately a 10-year period, with prices reflected on the vertical axis and years reflected on the horizontal axis.

     The S&P 100 Index is based upon stocks which are all listed on the NYSE and all have equity options trading on the CBOE. The S&P 100 Index was also the first stock index listed for options trading. The S&P 100 stocks are all included in the S&P 500 Index, which is designed to be representative of the stock market as a whole. The graph indicates that there have been some modest discrepancies between the stock prices in the S&P 100 Index and the S&P 500 Index in recent years, as compared to the very high price correlation observed between those indices in earlier years. Historical prices are not necessarily indicative of the future prices of either of these indices, or of the performance of the S&P 100 Plus Portfolio or the ability of that Portfolio to match the performance of either of those indices or of the broad stock market generally.

     The S&P 100 Plus Portfolio also sometimes presents in its supplemental sales materials charts that compare the growth in value of a share of the S&P 100 Plus Portfolio from commencement of its operations through December 31, 1998 to the growth of the S&P 100 Index over the same period. One chart presents the comparison on a total yield basis, and another on a gross dollar basis. Each presentation assumes the reinvestment of all dividends.

     Historical prices are not necessarily indicative of the future prices of an index, or of the performance of a Portfolio or the ability of a Portfolio to match the performance of an index or of the stock market generally.

FOREIGN INVESTMENTS

     The Select Value Portfolio and the Managed Growth Portfolio each may invest in foreign securities. The Select Value Portfolio may invest up to 5% of its assets in securities of foreign issuers that are not publicly traded in the United States, excluding American Depository Receipts ("ADRs") in which the Portfolio also may invest. The Managed Growth Portfolio will not invest in foreign securities which are not publicly traded on U.S. exchanges. However, it may invest up to 10% of its assets in ADRs and other securities of foreign issuers that are traded on one of the three primary U.S. exchanges.

     ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade on the Nasdaq Stock Market. ADR prices are denominated in United States dollars, although the underlying security may be denominated in a foreign currency.

     RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in securities of foreign issuers (including ADRs) involve certain inherent risks, including the following:

     Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     Currency Fluctuations. A change in the value of a foreign currency against the U.S. dollar may affect the value of the foreign securities held by the Select Value and Managed Growth Portfolios. The value of the Portfolio's assets invested in securities of foreign issuers may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     Market Characteristics. The Advisors expect that most foreign securities in which the Select Value and Managed Growth Portfolios may invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States, and foreign securities may be less liquid than domestic securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

     Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     Taxes. Dividends and interest payable on the Select Value and Managed Growth Portfolios' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the relevant Portfolio's shareholders.

     In considering whether to invest in the securities of a foreign company, the Advisors consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which either Portfolio will be invested in ADRs will fluctuate from time to time within the limitations imposed above, depending on the Advisors' assessment of prevailing market, economic and other conditions.

SHORT-TERM INVESTMENTS

     Each Portfolio may invest in any of the following securities and instruments in management of cash receipts, for liquidity for anticipated redemptions, to meet cash flow needs to enable the Portfolio to take advantage of buying opportunities, during periods when attractive investments are unavailable and for temporary defensive purposes. Normally, a Portfolio will invest less than 10% of its total assets in short-term investments, although the Advisors have discretion to increase a Portfolio's cash position without limit for temporary defensive purposes.

     SHORT SALES "AGAINST-THE-BOX." Any of the Portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as the securities sold short. A Portfolio may not engage in a short sale if the transaction would result in more than 10% of the Portfolio's net assets being held as collateral for such short sales. Short sales structured in this fashion are referred to as short sales "against-the-box." A Portfolio might use short sales against-the-box, for example, to defer the realization of a capital gain for federal income tax purposes.

     GOVERNMENT SECURITIES. Each Portfolio may acquire Government Securities. A discussion of Government Securities is included under the caption "Investment Program - Government Securities" above.

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Each Portfolio may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific mer-chandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Portfolio will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies, each Portfolio may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     SAVINGS ASSOCIATION OBLIGATIONS. Each Portfolio may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     COMMERCIAL PAPER, SHORT-TERM NOTES, VARIABLE RATE DEMAND NOTES, REPURCHASE AGREEMENTS AND OTHER CORPORATE OBLIGATIONS. Each Portfolio may invest a portion of its assets in high quality commercial paper and short-term notes, including variable rate demand notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Portfolio may purchase high quality corporate obligations which have remaining maturities of one year or less from the date of purchase.

     Each Portfolio also may purchase corporate obligations known as variable rate demand notes. Variable rate demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. The investment policies of each Portfolio permit the purchase of variable rate demand notes only if, at the time of purchase, the notes are rated in the two highest rating categories by a Nationally Recognized Statistical Rating Organization, or, if unrated, the issuer has unsecured debt securities outstanding of an equivalent rating.

     Each Portfolio also may invest in repurchase agreements as short-term instruments. See "Investment Program - Repurchase Agreements" below.

     MONEY MARKET FUNDS. Each Portfolio may invest in money market mutual funds. An investment by a Portfolio in a money market mutual fund may cause the Portfolio to incur duplicate and/or increased administration and distribution expenses. Such investments are limited under the 1940 Act and by applicable investment restrictions. See "Investment Restrictions" in this Statement of Additional Information.

REPURCHASE AGREEMENTS

     Each Portfolio may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to the purchasing Portfolio with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. Each Portfolio may enter into repurchase agreements with broker-dealers and with banks. At the time a Portfolio enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. Each Portfolio will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.

     In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, a Portfolio could experience losses that include: (1) possible decline in the value of the underlying security during the period that the Portfolio seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Portfolio in connection with enforcing those rights; and (4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisors will invest in repurchase agreements only when they determine that the Portfolio should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisors do not currently intend to invest the assets of any Portfolio in repurchase agreements if, after doing so, more than 5% of the Portfolio's net assets would be invested in repurchase agreements.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Tax-Exempt Portfolio and the Government Portfolio may purchase or sell securities in when-issued or delayed delivery transactions. In such trans-actions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the purchasing Portfolio at the time of entering into the trans-actions. The payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. At the time a purchasing Portfolio enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Portfolio having a value at least as great as the purchase price of the securities to be purchased are identified on the books of the Portfolio and held by the Portfolio's depository throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuations.

     The purchasing Portfolio will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Portfolio reserves the right to sell the securities before the settlement date if it is deemed ad-visable. Any gains from such sales will be subject to federal income tax to the extent not offset by losses on other transactions. Neither Portfolio currently intends to purchase securities in when-issued transactions if, after such purchase, more than 5% of the Portfolio's net assets would consist of when-issued securities.

LENDING OF PORTFOLIO SECURITIES

     In order to generate income, each Portfolio may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Portfolio receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, a Portfolio could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Portfolio could lose money. For the purposes of this policy, each Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. During the term of the loan, the Portfolio is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Portfolio also is entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, a Portfolio may return to the borrower, and/or a third party which is unaffiliated with Principal Preservation and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

     The lending Portfolio does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisors' judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, a Portfolio could experience delays in liquidating the loan collateral or recovering the loan securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisors evaluate and continually monitor the creditworthiness of the institutional borrowers to which a Portfolio lends its securities.

     To minimize the foregoing risks, each Portfolio's securities lending practices are subject to the following conditions and restrictions: (1) the Portfolio may not make such loans in excess of 33% of the value of its total assets; (2) the Portfolio must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amounts of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the Portfolio must have the right to terminate the loan at any time; (5) the Portfolio must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the Portfolio may not pay any more than reasonable custodian fees in connection with the loan.

INDUSTRY CONCENTRATION

     There may be periods of time during which the issuers represented in the PSE Technology Index are concentrated in one or more industries.
Notwithstanding the occurrence of such industry concentrations, the PSE Tech 100 Index Portfolio intends to maintain its investments so as to replicate that Index. As a result, a relatively high percentage of the Portfolio's assets may be concentrated from time to time in stocks of issuers within a single industry. Such issuers may be subject to the same economic trends. Securities held by the Portfolio may therefore be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of many other investment companies.

PORTFOLIO TURNOVER

     In general, the greater the volume of buying and selling by a mutual fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. A mutual fund with turnover in excess of 100% engages in a high volume of buying and selling, and likely will pay brokerage commissions and realize more taxable gains than a mutual fund with a lower turnover rate. High portfolio turnover rates also may result in the realization of substantial net short-term gains. Any such gains that you receive as a shareholder will be taxed as ordinary income for federal income tax purposes.

     The Government and Select Value Portfolios expect to have portfolio turnover rates between 100% and 200%. All of the other Portfolios expect portfolio turnover rates of less than 100%, given the fact that the Advisors for those Portfolios make investments for their long-term growth potential, and do not engage in market-timing and short-term trading strategies.

     Because of their passive investment strategies, the S&P 100 Plus and PSE Tech 100 Index Portfolios expect portfolio turnover rates of less than 50%. However, because the PSE Technology Index is "price weighted," that Portfolio may experience higher turnover and brokerage expenses than would be the case if the Index's component stocks were weighted by market capitalization, rather than by price. Ordinarily the S&P 100 Plus and PSE Tech 100 Index Portfolios will sell securities only to reflect certain administrative changes in their respective indices (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Portfolio while attempting to replicate the composition of the relevant Index on a continuing basis. Upon notice of a change in the composition of their respective Indices, each of these Portfolios intends to adjust its investments as soon as reasonably practicable to more closely replicate its respective Index. The S&P 100 Plus Portfolio also anticipates some trading activity related to its over/underweighting strategies, separate and apart from changes in the S&P 100 Index.

                            INVESTMENT RESTRICTIONS

RESTRICTIONS FOR THE TAX-EXEMPT, GOVERNMENTAL, S&P 100 PLUS AND DIVIDEND ACHIEVERS PORTFOLIOS

     Each Portfolio, other than the Select Value, PSE Tech 100 Index and Managed Growth Portfolios, has adopted the following fundamental investment restrictions and policies which cannot be changed without a majority vote of shareholders of that Portfolio, except that the restriction set forth in paragraph 16 is not fundamental. Policies that are not "fundamental policies" are subject to change by the Board of Directors without shareholder approval. A Portfolio may not:

     (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government Securities, which may be purchased without limitation; and, with respect to the S&P 100 Plus Portfolio, except as necessary to parallel the composition of the S&P 100 Stock Index. For the purposes of this limitation, the Tax-Exempt Portfolio will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer.

     (2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

     (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of U.S. Government securities or on municipal securities.

     (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (5) Invest in securities of other investment companies, except by purchases as a result of which not more than 10% of the Portfolio's total assets (taken at current value) would be invested in such securities, or except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

     (6) Buy or sell real estate, real estate investment trusts, interests in real estate limited partnerships, oil, gas and mineral interests, or oil, gas and mineral leases, but this shall not prevent the Tax-Exempt Portfolio from investing in municipal securities secured by real estate or interests therein.

     (7) Borrow money or property except for temporary or emergency purposes. If a Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event a Portfolio's borrowing exceeds 5% of the market value of its total assets the Portfolio will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrange-ments for premium and margin payments in connection with a Portfolio's hedging activities are not to be deemed to be a pledge of assets.

     (8) Make loans, except that a Portfolio may lend its portfolio securities, subject to the conditions and limitations established in this Statement of Additional Information. See "Investment Program - Lending of Portfolio Securities" above. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.
     (9) Underwrite the securities of other issuers, except that the Tax-Exempt Portfolio may bid, separately or as part of a group, for the purchase of municipal securities directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available.

     (10) Purchase securities with legal or contractual restrictions on resale.

     (11) Issue senior securities.

     (12) Purchase securities on margin, make short sales or write or purchase put and call options, except for the purposes and subject to the conditions and limitations described in the Prospectus.

     (13) Buy or sell commodities or commodity contracts.

     (14) Invest in illiquid securities.

     (15) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Portfolio's net assets; included within the 5%, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York Stock Exchange or The NASDAQ Stock Market.

     (16) Purchase or retain the securities of an issuer if those officers or Directors of Principal Preservation or the Advisors (as defined under the caption "Management of Principal Preservation - The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than
0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

     In addition to the investment restrictions above, the Tax-Exempt Portfolio also is subject to a fundamental investment restriction that it will invest at least 90% of its total assets in tax-exempt municipal securities, under normal circumstances.

     Each Portfolio also is subject to certain nonfundamental investment restrictions described below. See "Investment Restrictions - Nonfundamental Investment Restrictions Common to All Portfolios" below.

RESTRICTIONS FOR SELECT VALUE PORTFOLIO

     The Select Value Portfolio has adopted the following fundamental investment restrictions. The Portfolio may not:

     (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government securities or bank certificates of deposit and bankers' acceptances, which may be purchased without such limitation.

     (2)  Acquire securities of any one issuer which at the time of investment
(i) represent more than 10% of the outstanding voting securities of such issuer, or (ii) have a value greater than 10% of the value of the outstanding voting securities of such issuer.

     (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.
     (5) Purchase securities on margin or effect short sales of securities (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures and options on futures).

     (6) Buy or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

     (7) Borrow money or property except for temporary or emergency purposes and in connection with transactions in options, futures or futures options. If the Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event the Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets.

     (8) Make loans to other persons. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (9) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (10) Issue senior securities (other than the borrowings permitted above). In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Select Value Portfolio may not:

     (A) Invest in companies for the purpose of exercising control or management.

     (B) Invest in securities of other open-end investment companies (other than money market funds which are subject to restrictions described below. See "Investment Restrictions - Non-Fundamental Investment Restrictions Common to All Portfolios").

     (C) Mortgage, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the Portfolio, except that this restriction does not apply to borrowings permitted above.

     (D) Purchase or retain the securities of an issuer if those officers or Directors of Principal Preservation or the Advisors (as defined under the caption "Management of Principal Preservation --The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than
0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

     (E) Invest more than 5% of its assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale;
(ii) securities for which market quotations are not readily available; or (iii) repurchase agreements which expire in excess of seven days.

     (F) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Portfolio's net assets. Included within the 5%, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York Stock Exchange or on the NASDAQ Stock Market. Warrants acquired by the Portfolio in units or attached to securities shall be deemed to be without value for the purposes of this restriction.

     (G) Buy or sell commodities or commodity contracts or invest in financial futures, options or options on financial futures.

     (H)  Invest less than 65% of its total assets in common stocks.

     (I)  Invest over 5% of its total assets in repurchase agreements.

     (J) Invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration.

RESTRICTIONS FOR PSE TECH 100 INDEX PORTFOLIO

     The PSE Tech 100 Index Portfolio has adopted the following fundamental investment restrictions. The Portfolio may not:

     (1) Purchase more than 10% of the outstanding voting securities of an issuer or invest in a company to get control or manage it.

     (2) Borrow money or property except for temporary or emergency purposes. If the Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event the Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrange-ments for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

     (3) Make loans, except that it may lend its portfolio securities. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (4) Underwrite the securities of other issuers, except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (5)  Issue senior securities.

     (6) Purchase a security if, as a result, more than 10% of the value of the Portfolio's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within 7 days.

     (7) Invest in commodities, but the Portfolio may invest in futures contracts and options.

     (8) Purchase securities on margin or effect short sales of securities, except short sales "against the box" (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options and futures transactions).

     (9) Buy or sell real estate, real estate investment trusts, real estate limited partnerships, or oil and gas interests or leases.

     In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the PSE Tech 100 Index Portfolio may not:

     (A) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (B) Purchase warrants, except that the Portfolio may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Portfolio's net assets; included within the 5%, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York Stock Exchange or the NASDAQ Stock Market.

     (C) Purchase or retain the securities of an issuer if those officers or Directors of Principal Preservation or the Advisors (as defined under the caption "Management of Principal Preservation-The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than
0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities; provided that no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

     (D) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the total assets of the Portfolio to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any single investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such investment company would be owned by the Portfolio or more than 5% of the value of the total assets of the Portfolio would be invested in such investment company; and (ii) no such restrictions shall apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets.

     With respect to fundamental investment restriction (6) above for the PSE Tech 100 Index Portfolio, portfolio securities are classified by the Advisors as liquid or illiquid under the supervision of, and pursuant to guidelines established by, the Board of Directors of Principal Preservation. It is possible that the 10% limitation on illiquid securities could be exceeded as a result of a security which, although liquid at the time of purchase, later is classified by the Advisors as illiquid as a result of market conditions or developments with respect to the issuer. Under such circumstances the Board of Directors would investigate and consider all of the surrounding circumstances, would evaluate all available alternatives to bring the PSE Tech 100 Index Portfolio back into compliance with the 10% limitation as soon as reasonably practicable, and would take appropriate action. However, the Portfolio would not necessarily be required immediately to dispose of illiquid securities until the 10% limitation is met if, in the judgment of the Board of Directors, it would not be in the best interests of the shareholders to do so. Disposing of illiquid investments potentially may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell an illiquid security promptly at an acceptable price. The absence of a trading market can make it difficult to ascertain the market value for illiquid investments, and could require the Portfolio to employ special pricing procedures. Because the stocks included in the PSE Technology Index are listed on the NASDAQ Stock Market or the New York Stock Exchange, the Portfolio does not anticipate any difficulty in maintaining adequate liquidity under normal market conditions.

RESTRICTIONS FOR THE MANAGED GROWTH PORTFOLIO

     The Managed Growth Portfolio has adopted the following fundamental investment restrictions. The Portfolio may not:

     (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government securities or bank certificates of deposit and bankers' acceptances, which may be purchased without such limitation.

     (2)  Acquire securities of any one issuer which at the time of investment
(i) represent more than 10% of the outstanding voting securities of such issuer, or (ii) have a value greater than 10% of the value of the outstanding voting securities of such issuer.

     (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (5) Buy or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, except that it may not invest more than 5% of the value of its assets in real estate investment trusts).

     (6) Borrow money or property except for temporary or emergency purposes and in connection with transactions in options, futures or futures options. If the Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event the Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets.

     (7) Make loans to other persons, except that the Portfolio may lend its portfolio securities subject to the conditions and limitations set forth in this Statement of Additional Information under "Investment Program - Lending of Portfolio Securities." For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (8) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (9)  Issue senior securities (other than the borrowings permitted above).

     (10) Buy or sell commodities (other than futures contracts and options thereon).

     (11) Invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in securities of any particular investment company or purchase more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as part of a merger, consolidation, reorganization or acquisition of assets.

     In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Portfolio may not:

     (A) Invest in companies for the purpose of exercising control or management.

     (B) Invest in securities of other open-end investment companies (other than money market mutual funds which are subject to restrictions described above).

     (C) Mortgage, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the Portfolio, except that this restriction does not apply to borrowings permitted above.

     (D) Purchase securities on margin, effect short sales of securities, write or sell put or call options, or engage in futures transactions.

     (E) Purchase or retain the securities of an issuer if those officers or Directors of Principal Preservation or the Advisors (as defined under the caption "Management of Principal Preservation - The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than
0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

     (F) Invest in restricted securities, securities which are not readily marketable or other illiquid securities, including (i) securities subject to legal or contractual restrictions on resale; (ii) securities for which market quotations are not readily available; or (iii) repurchase agreements which expire in excess of seven days.

     (G)  Purchase warrants.

     (H)  Invest less than 80% of its total assets in common stocks.

     (I)  Invest over 5% of its total assets in repurchase agreements.
     (J) Invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS COMMON TO ALL PORTFOLIOS

     Also, the 1940 Act currently places further restrictions on certain investments by each of the Portfolios, including: (a) subject to certain exceptions, the 1940 Act currently prohibits each Portfolio from investing more than 5% of its total assets in securities of another investment company or purchasing more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets; and (b) the 1940 Act's limit on aggregate holdings of illiquid securities or securities with restrictions on resale is 15% of a Portfolio's net assets.

                      MANAGEMENT OF PRINCIPAL PRESERVATION

DIRECTORS AND OFFICERS

     Under applicable law, the Board of Directors is responsible for management of Principal Preservation, and provides broad supervision over its affairs. The Advisors are responsible for the Portfolio's investment management, and Principal Preservation's officers are responsible for the Portfolio's operations.

     The directors and officers of Principal Preservation and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each director and officer of Principal Preservation is 215 North Main Street, West Bend, Wisconsin, 53095. Asterisks indicate those Directors of Principal Preservation who are "interested persons" (as defined in the 1940 Act) of any of the Advisors or of any affiliate of any of the Advisors.

                               POSITION WITH                                              PRINCIPAL
                                 PRINCIPAL                                            OCCUPATION DURING
NAME, AGE AND ADDRESS          PRESERVATION                                            PAST FIVE YEARS
---------------------          -------------                                           ----------------
Richard J. Glaisner,* 57         Director                   Senior Managing Director - Ziegler Investment Division, B.C. Ziegler and
                                                            Company, since January 1999; President and Chief Executive Officer of
                                                            GS2 Securities, Inc., a subsidiary of The Ziegler Companies, Inc., from
                                                            July 1997 to December 1998; from 1993 to 1997, President and Chief
                                                            Executive Officer of Glaisner, Schilffarth, Grande & Schnoll, Ltd., an
                                                            investment management and investment banking firm acquired by The
                                                            Ziegler Companies, Inc. in 1997; prior thereto, Managing Director,
                                                            Kidder Peabody and Company in New York (investment banking), and prior to that, Executive Vice President, Kemper Securities Group (securities brokerage and investment banking).

Robert J. Tuszynski,* 40  President and Director            Senior Vice President, B.C. Ziegler and Company, since 1996; prior thereto, Vice President, Director of Mutual Funds, B.C. Ziegler and
                                                            Company from 1987 to 1996; Trustee, Chairman of the Board and President,
                                                            Prospect Hill Trust and The Prime Portfolios (registered investment com-
                                                            panies) from 1994 to 1996.

Richard H. Aster, M.D., 68       Director                   Since June 1996, Senior Investigator and Professor of Medicine,
8727 W. Watertown Plank Rd.                                 Medical College of Wisconsin; prior thereto, President and Director of
Milwaukee, WI 53226                                         Research, The Blood Center of Southeastern Wisconsin, Inc.

Augustine J. English, 69         Director                   Retired; President, Tupperware North America from 1990 to 1994
1724 Lake Roberts Court                                     (manufacturing); prior to 1990, President, The West Bend Company
Windermere, FL 34786                                        (manufacturing), a division of Dart Industries, a subsidiary of Premark
                                                            International, Inc., of which Mr. English was a Group Vice President.

Ralph J. Eckert, 70              Director                   Chairman Emeritus and Director,  Trustmark Insurance Cos. (Mutual Life
2059 Keystone Ranch Road                                    Insurance Company) since April 1997; from 1991 to 1997, Chairman,
Dillon, CO 80435                                            Trustmark Insurance Cos; prior to 1991, Chairman, President and Chief
                                                            Executive Officer, Trustmark Insurance Cos;  Trustee of the Board of
                                                            Pensions of the Evangelical Lutheran Church in America from 1991 to
                                                            1997, and Chairman of the Board from 1993 to 1997; Trustee of the Board of Pensions for the Lutheran Church in America from 1987 to 1989; and
                                                            Trustee of The Prime Portfolios (registered investment company) from
                                                            1993 to 1996.

James L. Brendemuehl, 53   Senior Vice President - Sales    Vice President - Mutual Funds, B.C. Ziegler and Company since 1995.

John H. Lauderdale, 33       Vice President -               Wholesaler, B.C. Ziegler and Company since 1991; prior thereto,
                             Senior Marketing               Marketing Account Executive, The Patten Company.

Franklin P. Ciano, 48     Chief Financial Officer           Manager of Principal Preservation Operations, B.C. Ziegler and Company
                               and Treasurer                since 1996; prior thereto, Vice President, Fixed Income Department,
                                                            Firstar Bank.

Marc J. Dion, 41              Vice President                Vice President - Portfolio Manager and Chief Investment Officer, Ziegler
                                                            Asset Management, Inc.

Kathleen Kain                    Secretary                  Administrative Assistant to President of Principal Preservation, B.C.
                                                            Ziegler and Company since 1999; prior thereto, Assistant Secretary/
                                                            Treasurer, Regal Ware, Inc. (kitchen itmes manufacturer)



     Principal Preservation pays the compensation of the three Directors who are not officers, directors or employees of Ziegler. Principal Preservation pays each of these Directors an annual fee of $12,000 and an additional $450 for each Board or committee meeting he attends. Principal Preservation may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each Portfolio, together with Principal Preservation's other series, pays a proportionate amount of these expenses based on its total assets.

     The table below shows fees paid to Directors of Principal Preservation for the year ended December 31, 1998. Each series of Principal Preservation pays a proportionate share of these expenses based on the ratio such series' total assets bear to the aggregate of the total assets of all nine series of Principal Preservation. Principal Preservation made no payments to its officers or directors who are affiliated with any of the Advisors.

                                                                 PENSION OR
                                                                 RETIREMENT                                TOTAL
                                                              BENEFITS ACCRUED                          COMPENSATION
      NAME OF PERSON AND                     AGGREGATE           AS PART OF                            FROM PRINCIPAL
        POSITION WITH                       COMPENSATION         PRINCIPAL        ESTIMATED ANNUAL    PRESERVATION AND
          PRINCIPAL                        FROM PRINCIPAL      PRESERVATION'S      BENEFITS UPON        FUND COMPLEX
         PRESERVATION                       PRESERVATION          EXPENSES           RETIREMENT      PAID TO DIRECTORS
        -------------                       ------------          --------           ----------      -----------------

R. D. Ziegler,                                  -0-                 -0-                 -0-                 -0-
President and Director (1)<F58>

Richard J. Glaisner,                            -0-                 -0-                 -0-                 -0-
Director (2)<F59>

Robert J. Tuszynski,                            -0-                 -0-                 -0-                 -0-
 President and  Director

Richard H. Aster,                             $14,250               -0-                 -0-               $14,250
 Director

Augustine J. English,                         $14,250               -0-                 -0-               $14,250
 Director

Ralph J. Eckert                               $14,250               -0-                 -0-               $14,250
 Director
-----------------
(1)<F58> Mr. Ziegler retired from his position as Director effective May 15, 1998.
(2)<F59> At a special meeting held on May 15, 1998, Mr. Glaisner was elected by shareholders as a Director to fill the vacancy created by Mr. Ziegler's retirement.

ELIMINATION OF SALES LOADS FOR AFFILIATES

     Class A shares of each Portfolio may be purchased at net asset value (that is, without a front-end sales charge) by directors and officers of Principal Preservation (including shares purchased by any such person's spouse, children or grandchildren under age 21, and by employees of B.C. Ziegler and Company, Ziegler Asset Management (the sub-advisor for all of the Portfolios except for the Select Value and Managed Growth Portfolios), Geneva Capital Management Ltd. (the sub-advisor for the Managed Growth Portfolio) and Skyline Asset Management, L.P. (the sub-advisor for the Select Value Portfolio), and the trustee or custodian under any pension or profit-sharing plan established for the benefit of any such employees. Also, employees of the Pacific Stock Exchange may purchase Class A shares of the PSE Tech 100 Index Portfolio at net asset value. The term "employees" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings, and retired employees.
Principal Preservation permits such persons to purchase Class A shares of each Portfolio without a sales charge because of the minimum sales effort to accommodate these persons. The elimination of the sales load for these affiliates also encourages them to invest in Principal Preservation and rewards them for their services to Principal Preservation.

THE INVESTMENT ADVISORS

     Pursuant to the terms of an Investment Advisory Agreement, Ziegler provides each Portfolio with overall investment advisory and administrative services. Subject to such policies as the Principal Preservation Board of Directors may determine, Ziegler makes investment decisions on behalf of the Portfolio, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Portfolio. Principal Preservation and Ziegler have retained Ziegler Asset Management, Skyline Asset Management, L.P. ("Skyline") and Geneva Capital Management Ltd. ("Geneva Capital") to serve as sub-advisors to certain of the Portfolios.

     Ziegler Asset Management serves as sub-advisor to each of the S&P 100 Plus, Dividend Achievers and PSE Tech 100 Index Portfolios. Each of Ziegler and Ziegler Asset Management is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly-held financial services holding company. As indicated in the table above (see "Management of Principal Preservation - Directors and Officers"), Richard J. Glaisner, a Director of Principal Preservation,
Robert J. Tuszynski, President and a Director of Principal Preservation,
James L. Brendemuahl, Senior Vice President - Sales of Principal Preservation, John H. Lauderdale, Senior Vice President - Marketing of Principal
Preservation, Franklin P. Ciano, Chief Financial Officer and Treasurer of Principal Preservation, and Marc J. Dion, Vice President of Principal Preservation, each also serve as officers of either or both of Ziegler and Ziegler Asset Management. No other officer or Director of Principal Preservation is an officer or director of any of the Advisors or of any affiliate of any of the Advisors.

     The advisory and sub-advisory agreements pursuant to which the Advisors are retained by the Portfolios provide for compensation to the Advisors (computed daily and paid monthly) at annual rates based on the relevant Portfolio's average daily net assets as follows:

                                                           SUB-ADVISORY
                                                           FEE PAID BY
                                       ADVISORY FEE       ZIEGLER TO THE
     PORTFOLIO                       PAID TO ZIEGLER   SUB-ADVISOR(1)<F60>
     ---------                       ----------------  --------------------
TAX-EXEMPT AND GOVERNMENT PORTFOLIOS:
     First $50 million in assets        0.60 of 1%             None
     Next $200 million in assets        0.50 of 1%
     Assets over $250 million           0.40 of 1%
S&P 100 PLUS PORTFOLIO:
     First $20 million in assets       0.575 of 1%      One-Fourth of the
     Next $30 million in assets        0.450  of 1%        Advisory Fee
     Next $50 million in assets        0.400 of 1%
     Next $400 million in assets       0.350 of 1%
     Assets over $500 million          0.300 of 1%
DIVIDEND ACHIEVERS PORTFOLIO:
     First $250 million in assets       0.75 of 1%      One-Fourth of the
     Next $250 million in assets        0.70 of 1%         Advisory Fee
     Assets over $500 million           0.65 of 1%
SELECT VALUE PORTFOLIO:
     First $250 million in assets       0.75 of 1%         0.375 of 1%
     Next $250 million in assets        0.65 of 1%         0.350 of 1%
     Assets over $500 million           0.65 of 1%         0.325 of 1%
PSE TECH 100 INDEX PORTFOLIO:
     First $250 million in assets       0.50 of 1%      One-Fourth of the
     Next $200 million in assets        0.30 of 1%         Advisory Fee
     Next $250 million in assets        0.25 of 1%
     Assets over $500 million           0.20 of 1%
MANAGED GROWTH PORTFOLIO:
     First $250 million in assets       0.75 of 1%         0.375 of 1%
     Next $250 million in assets        0.70 of 1%         0.350 of 1%
     Assets over $500 million           0.65 of 1%         0.325 of 1%
------------------------

(1)<F60>Ziegler (and not the Portfolios) pays fees to the sub-advisors out of the advisory fees it receives from each Portfolio.


     During the past three years, Ziegler paid (out of the advisory fee it received from the Select Value Portfolio) to Skyline the following sub-advisory fees: 1998 - $39,259; 1997 - $25,147 and 1996 - $15,653. Prior to May 1,
1999, the investment management services and administrative services for the S&P 100 Plus, Dividend Achievers and PSE Tech 100 Index Portfolios were provided without a sub-advisor, so no sub-advisory fees were paid with respect to those Portfolios prior to that date. Because the Managed Growth Portfolio first commenced operations on January 1, 1999, no advisory or sub-advisory fees were paid with respect to that Portfolio prior to that date.

     The following table shows the advisory fees paid to Ziegler by each Portfolio during the past three years.

                                   ADVISORY FEES PAID TO ZIEGLER
                                   -----------------------------
PORTFOLIO                    1998             1997              1996
---------                    ----             ----              ----
Tax-Exempt(1)<F61>         $341,777         $359,288         $ 365,939
Government(1)<F61>          240,128          248,936           275,693
S&P 100
  Plus(1)<F61>(2)<F62>      558,044          424,699           335,560(2)<F62>
Dividend Achievers(1)<F61>  312,503          265,344           206,154
Select Value(1)<F61>         78,515           50,294            31,295
PSE Tech 100 Index(1)<F61>  216,619           76,584            11,180(3)<F63>

(1)<F61>The table does not reflect expenses that Ziegler reimbursed to the Portfolios and fees it waived during the years presented. The following table shows the amounts of those reimbursements and waivers:

                         EXPENSE REIMBURSEMENTS AND FEE WAIVERS BY ZIEGLER
                        ---------------------------------------------------
PORTFOLIO                    1998             1997              1996
---------                    ----             ----              ----
Tax-Exempt                $      -0-     $        -0-          $ 3,708
Government                    1,102           17,630            19,260
S&P 100 Plus                 87,812           98,729            10,411
Dividend Achievers            6,452           34,811            34,553
Select Value                 57,264           65,968            57,688
PSE Tech 100 Index          257,074          179,273            77,978(3)<F63>

(2)<F62> Effective May 1, 1996, the advisory fee for the S&P 100 Plus Portfolio was reduced from 0.75 of 1% to 0.575 of 1% on the first $20 million in average daily net assets, and from 0.50 of 1% to 0.45 of 1% on the next $30 million in average daily net assets. Advisory fees for net assets over $50 million remained unchanged.

(3)<F63> Reflects fees for the period from June 10, 1996 (commencement of operations) through December 31, 1996.


   ACCOUNTING/PRICING SERVICES

      In addition to serving as investment advisor, Ziegler provides certain administrative, accounting and pricing services to Principal Preservation, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, Principal Preservation. Ziegler has agreed to provide these services pursuant to the terms of an Accounting/Pricing Agreement at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services per Portfolio per year is .03 of 1% of the Portfolio's total assets of $30 million but less than $100 million, .02 of 1% of the Portfolio's total assets of $100 million but less than $250 million and .01 of 1% of the Portfolio's total assets of $250 million or more, with a minimum fee of $19,000 per portfolio per year, plus expenses.

      The Accounting/Pricing Agreement will continue in effect from year to year, as long as it is approved at least annually by Principal Preservation's Board of Directors or by a vote of the outstanding voting securities of Principal Preservation and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party. The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.

      The table below shows the total compensation paid by each Portfolio to Ziegler for its accounting/pricing services during each of the past three years. No amounts are shown for the Managed Growth Portfolio, because it first commenced operations on January 1, 1999.

                                     ACCOUNTING/PRICING FEES
                                 FOR THE YEAR ENDED DECEMBER 31
                            ----------------------------------------
PORTFOLIO                    1998             1997              1996
---------                    ----             ----              ----
Tax-Exempt                  $27,814          $28,797           $28,760
Government                   22,022           22,601            23,920
S&P 100 Plus                 45,253           37,391            29,932
Dividend Achievers           22,405           20,418            19,014
Select Value                 19,000           19,000            18,900
PSE Tech 100 Index           22,397           19,000             9,025


TRANSFER AGENT SERVICES

     Ziegler provides transfer agent and dividend disbursing services to the Portfolio pursuant to the terms of a Transfer and Dividend Disbursing Agency Agreement. Under the terms of the Transfer and Dividend Disbursing Agency Agreement, Ziegler is entitled to reasonable compensation for its services and expenses as agreed upon from time to time between it and the Board of Directors of Principal Preservation. The annual rate of compensation agreed upon for these services is $11.00 per account for the Portfolio. Ziegler is also entitled to reimbursement for all out of pocket expenses incurred in providing such services. Ziegler also has the right to retain certain service charges as described from time to time in the current Prospectus of the Portfolio.

     The Transfer and Dividend Disbursing Agency Agreement will continue in effect until terminated, and may be terminated by either party without cause on thirty (30) days' prior written notice. The Transfer and Dividend Disbursing Agency Agreement provides that Ziegler shall be indemnified by and not be liable to Principal Preservation or the Portfolio for any action taken or omitted by Ziegler under such agreement, except for liability for breach of Ziegler's obligation to maintain all Principal Preservation records in absolute confidence.

OTHER SERVICES PROVIDED BY ZIEGLER

     Ziegler also serves as the principal Distributor of shares of the Portfolio and receives commissions on sales of such shares. See "Purchase of Shares." In addition Ziegler receives reimbursement from each Portfolio for certain expenses Ziegler incurs in connection with distributing the Portfolio's shares pursuant to the Distribution Plan adopted by each Portfolio under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."

CUSTODIAN SERVICES

     Firstar Bank Milwaukee, N.A., serves as the custodian of Principal Preservation's assets, pursuant to a Custodian Servicing Agreement. The Custodian Servicing Agreement provides that Firstar Bank Milwaukee, N.A., is entitled to receive an annual fee set at 1% of the first $500 million of Principal Preservation's assets and 0.75 of 1% of assets in excess of $500 million.


                               PURCHASE OF SHARES

     As the principal Distributor for the Portfolio, Ziegler allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between Principal Preservation and Ziegler continues from year to year if it is approved annually by Principal Preservation's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days notice and will automatically terminate if assigned.

CLASS A SHARES

     The public offering price of each Portfolio's Class A shares is the net asset value plus a maximum front-end sales charge equal to a percentage of the offering price. For the Income-Oriented Portfolios (Tax-Exempt and Government Portfolios) the maximum front-end sales charge is 3.50% of the offering price. For the Equity-Oriented Portfolios (S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolios) the maximum front-end sales charge is 5.25% of the offering price.

     Class A shares of each Portfolio may be purchased by certain classes of persons without a sales charge, or a reduced sales charge, as described in the Prospectus. The Board of Directors believes this is appropriate because of the minimal sales effort needed to accommodate these classes of persons.

     Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Distributor is able to offer a reduced sales charge to such persons. A "qualified group" is one which: (1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of one or more of the Portfolios at a discount; (3) has more than 10 members; (4) is available to arrange for group meetings between representatives of the Distributor or Selected Dealers distributing shares of the relevant Portfolios; and (5) agrees to include sales and other materials related to Principal Preservation in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchasing Shares - Reduced Front-End Sales Charge" in the Prospectus.

CLASS B SHARES

     You may purchase Class B shares of all of the Equity-Oriented Portfolios. The public offering price of Class B shares is net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the current net asset value or original cost) if the Class B shares are redeemed within six years after purchase (See "How to Purchase Shares" in the Prospectus).

DEALER REALLOWANCES

     The Distributor pays a reallowance to Selected Dealers out of the front-end sales load it receives on sales of Class A shares of the Portfolio, which reallowance is equal to the following percentage of the offering price of such shares:

                                               DEALER REALLOWANCE
                                     --------------------------------------
                                      INCOME-ORIENTED      EQUITY-ORIENTED
SIZE OF INVESTMENT                   PORTFOLIOS(1<F64>   PORTFOLIOS(2)<F65>
------------------                   ------------------  ------------------

 Less than $25,000                          3.00%               4.50%
 $25,000 but less than $50,000              2.75%               4.25%
 $50,000 but less than $100,000             2.25%               4.25%
 $100,000 but less than $250,000            1.75%               3.25%
 $250,000 but less than %500,000            1.25%               2.50%
 $500,000 but less than $1,000,000          1.00%               1.80%
 $1,000,000 or more                         None                0.50%
---------------------------------
(1)<F64> The Income-Oriented Portfolios include the Tax-Exempt and Government Portfolios.

(2)<F65> The Equity-Oriented Portfolios include the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolios.

     In addition, the Distributor may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the selected dealer reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs, and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealer Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

     The Distributor will pay a commission to Selected Dealers who sell Class B shares of the Portfolio in an amount equal to 4.00% of the net asset value of the shares sold.

     The Distributor may make the following payments, out of its own funds, to Selected Dealers when Class A shares are purchased without a front-end sales charge as follows:

          > Up to 0.75% of the amount invested through the Selected Dealer when at least $1 million of shares are purchased.

          > Up to 0.75% of the amount invested through the Selected Dealer by a pension, profit sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue that also purchased shares of a Principal Preservation mutual fund prior to July 1, 1998.

          > Up to 0.50% of the amount invested through the Selected Dealer when the shares are purchased with the proceeds of a redemption, within the past 90 days, of a mutual fund which is not related to Principal Preservation and which imposes a sales charge. All or a part of such payment may be conditioned upon the monies remaining invested with Principal Preservation for a minimum period of time.

     The table below shows commissions that Ziegler earned on sales of shares of each Portfolio during the past three years, including front-end sales charges on Class A shares and contingent deferred sales charges on Class B shares. The Managed Growth Portfolio is not included, because it first commenced operations on January 1, 1999.

                                   COMMISSIONS EARNED BY ZIEGLER ON
                         SALES OF PORTFOLIO SHARES FOR YEAR Ended DECEMBER 31,
                        ------------------------------------------------------
PORTFOLIO                    1998             1997              1996
---------                    ----             ----              ----
Tax-Exempt                 $ 43,412         $ 23,711          $ 19,959
Government                   23,795           17,919            22,414
S&P 100 Plus                476,872          308,152           208,097
Dividend Achievers           64,342           35,580            27,620
Select Value                141,410           52,442            13,100
PSE Tech 100 Index          276,176           77,640             7,591(1)<F66>
--------------------

(1)<F66> Reflects commissions earned on sales of Class A shares of the PSE Tech 100 Index Portfolio for the period from June 10, 1996 (commencement of operations) through December 31, 1996.


                             DISTRIBUTION EXPENSES

      Principal Preservation's Distribution Plan (the "Plan") is its written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

      The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of Principal Preservation's shares (such as sale or placement of Principal Preservation's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Portfolio, to pay for sales literature and other promotional material, and to make payments to its sales personnel. The Plan also entitles the Distributor to receive a fee of .25 of 1% on an annual basis of the average daily net assets of Portfolio shares that are owned of record by the Distributor as nominee for the Distributor's customers or which are owned by those customers of the Distributor whose records, as maintained by Principal Preservation or its agent, designate the Distributor as the customer's dealer of record. Any such payments to qualified recipients or expenses will be reimbursed or paid by Principal Preservation, up to maximum annual amounts established under the terms of the Plan.

CLASS A SHARES

     The maximum amount of fees payable under the Plan during any calendar year with respect to Class A Shares of the Portfolio may not exceed an amount equal to 0.25 of 1% of the average daily net assets of the Portfolio over the relevant year.

CLASS B SHARES

      The maximum amount of fees payable under the Plan during any calendar year by the Portfolio may not exceed an amount equal to 1.00 of 1% of the average daily net assets of any such Portfolio over the relevant year as a 12b-1 distribution fee. A part of the distribution fee equal to 0.75 of 1% of the average daily net assets of the Portfolio will be paid to compensate the Distributor for assuming the costs of brokers' commissions in connection with the sale of the Class B shares.

      The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

      The Plan states that if and to the extent that any of the payments by Principal Preservation listed below are considered to be "primarily intended to result in the sale of shares" issued by the Portfolio within the meaning of the Rule, such payments by Principal Preservation are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan:
(1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of Principal Preservation or other funds or other investments; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of Principal Preservation's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospec-tuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of Principal Preservation and or their shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Principal Preservation's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

      The Plan also states that it is recognized that the costs of distribution of Principal Preservation's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisors are dependent primarily on the advisory fees paid by Principal Preservation to Ziegler. If and to the extent that any investment advisory fees paid by Principal Preservation might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by Principal Preservation, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which Principal Preservation is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

      Under the Plan, Principal Preservation is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing Principal Preservation's shares or providing administrative assistance to Principal Preservation or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

      The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

      The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of Principal Preservation (or with respect to any Portfolio, by the vote of a majority of the outstanding shares of such Portfolio). The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval.
While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of Principal Preservation is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

      The table below shows the total Rule 12b-1 fees that Ziegler earned during the year ended December 31, 1998 with respect to Class A and Class B shares of each Portfolio. No information is presented for the Managed Growth Portfolio, because that Portfolio first began offering its shares to the public on January 1, 1999.

                                           RULE 12B-1 FEES EARNED BY
                                    ZIEGLER IN YEAR ENDED DECEMBER 31, 1998
                                 ---------------------------------------------
PORTFOLIO                         CLASS A SHARES        CLASS B SHARES(1)<F67>
---------                         --------------        ----------------------
Tax-Exempt                           $ 95,095                      N/A
Government                             76,610                      N/A
S&P 100 Plus                          240,690                   $8,588
Dividend Achievers                     89,795                      668
Select Value                           12,900                    1,677
PSE Tech 100 Index                     38,673                    9,031
-------------------------
(1)<F67> Class B shares were first offered to the public on July 27, 1998, so the fees presented were generated over the period from July 27, 1998 through December 31, 1998.

                   DETERMINATION OF NET ASSET VALUE PER SHARE

      Shares are sold at their net asset value per share plus the applicable sales charge, if any. See "Purchase of Shares." Net asset value per share of each Portfolio is determined by subtracting the Portfolio's liabilities (including accrued expenses and dividends payable) from the Portfolio's total assets (the value of the securities the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

      Each Portfolio will calculate its net asset value per share as of the close of trading on the New York Stock Exchange (the "Exchange") at least once every weekday, Monday through Friday, except on customary national business holidays which result in the closing of the Exchange (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

      Securities for which market quotations are readily available will be valued at their last sale price prior to the close of the Exchange, unless there have been no trades on that day and the last sale price is below the bid price or above the ask price. If the last prior sale price is below the bid, instruments will be valued at the bid price at the close of the Exchange; if the last prior sale price is above the ask price, the instrument will be valued at the ask price at the close of the Exchange. Securities and other assets for which quotations are not readily available will be valued at their fair value on a consistent basis using valuation methods determined by the Board of Directors. The Portfolio intends to determine fair value for such securities based in part upon the information supplied by pricing services approved by the Board of Directors. Valuations of portfolio securities furnished by the pricing service will be based upon a computerized matrix system and/or appraisals by the pricing service in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers.

                            PERFORMANCE INFORMATION

      From time to time the Portfolios may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on
          ------------------------------------------------------------------
historical distributions; neither is intended to indicate future performance.
-----------------------------------------------------------------------------
The "yield" of a Portfolio refers to the income generated by an investment in that Portfolio over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. "Total return" of the Portfolio refers to the average annual total return for one, five and ten year periods (or so much thereof as a Portfolio has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, after giving effect to the maximum applicable sales charge. In addition, the Tax-Exempt Portfolio may advertise its "tax equivalent yield," which is computed by dividing that portion of the Portfolio's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Portfolio's performance to performance figures published for other investment vehicles.

      Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or so much thereof as the Portfolio has been in existence) ended on the date of the balance sheet of the respective Portfolio (each of which balance sheets are incorporated by reference into this Statement of Additional Information - See "Financial Statements") that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                P(1 + T)n = ERV

Where:

      P     =  a hypothetical initial payment of $1,000
      T     =  average annual total return
      n     =  number of years
      ERV   =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

      In some circumstances the Portfolio may advertise its total return for a 1, 2 or 3-year period, or the total return since the Portfolio commenced operations. In such circumstances the Portfolio will adjust the values used in computing return to correspond to the time period for which the information is provided.

      The average annual total returns for the Class A shares of each Portfolio for the 1, 5 and 10 year periods ended December 31, 1998, and the unannualized total return information for Class B shares from July 27, 1998 (the date on which Class B shares were first offered to the public) through December 31, 1998 are set forth in the table below. The total returns for the Government and Tax-Exempt Portfolios have been restated to reflect the May 1, 1995 reduction in the maximum sales loads for those Portfolios from 4.5% to 3.5% of the public offering price. The total returns for Class A shares of the S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios have been restated to reflect the September 8, 1997 increase in the maximum sales loads for those Portfolios from 4.50% to 5.25% of the public offering price. Because the Managed Growth Portfolio first commenced operations on January 1, 1999, no performance information is presented for that Portfolio.

                                                        FROM COMMENCEMENT
                                                          OF OPERATIONS
                                                        -----------------
                                                        CLASS A   CLASS B
PORTFOLIO                  1 YEAR    5 YEAR   10 YEAR    SHARES    SHARES
----------                 ------    ------   -------    ------    ------
Tax-Exempt                  0.61%     4.76%    7.17%       N/A       N/A
Government                  5.28%     5.07%    7.72%       N/A       N/A
S&P 100 Plus               25.37%    21.88%   16.89%       N/A     2.40%
Dividend Achievers         13.13%    18.62%   14.39%       N/A    -0.06%
Select Value              -11.30%      N/A       N/A    12.03%   -13.10%
PSE Tech 100 Index         45.90%      N/A       N/A    29.22%    22.21%


      For illustrative purposes, the Portfolio may include in its supplemental sales literature from time to time a mountain graph that advertises the Portfolio's total return by depicting the growth in the value of an initial investment of $10,000 that a shareholder would have experienced in the relevant Portfolio since the commencement of the Portfolio's operations to the present. The presentation consists of a line graph shaded underneath with the value of the amount invested reflected along a vertical axis and the time period from the commencement of the Portfolio's operations through a given date reflected along a horizontal axis.

      Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield = 2[({a-b} over cd + 1) 6 - 1]

Where:

      a = dividends and interest earned during the period.
      b = expenses accrued for the period (net of reimbursements).
      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d = the maximum offering price per share on the last day of the period.

      The yields for certain of the Portfolios for the month ended December 31, 1998 were: 3.86% for the Tax-Exempt Portfolio, and 3.89% for the Government Portfolio. When advertising yield, a Portfolio will not advertise a one-month or 30-day period which ends more than 45 days before the date the advertisement is published.

      A tax equivalent yield is based on a 30-day (or one-month) period, and is computed by dividing that portion of the yield of the Tax-Exempt Portfolio (as computed in accordance with the description above) by one minus a stated income tax rate and adding the products to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

      The tax equivalent yield, assuming a 33% marginal tax rate, for the month ended December 31, 1998 was 5.76% for the Tax-Exempt Portfolio.

      Performance information for the Portfolios may be compared to various unmanaged indices, such as the S&P 500 Stock Index or the S&P Midcap 400 Stock Index, as well as indices of similar mutual funds. The Portfolio's advertising may also quote rankings published by other recognized statistical services or publishers such as Lipper Analytical Services, Inc. ("Lipper"), or Weisenberger Investment Companies Service.

      An illustration may be used comparing the growth in value of an initial investment in a Portfolio compared to a fixed rate of return compounded on a monthly basis. This illustration will reflect the effect of the Portfolio's sales charge and fluctuations in net asset value, and will assume all income and capital gain distributions are reinvested. The fixed rate of return will be clearly stated and presented as a monthly compounded figure, and therefore will not reflect any market fluctuation.

      In advertising and sales literature, the performance of a Portfolio may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Portfolio. Comparison of the Portfolio to an alternative investment will consider differences in features and expected performance.

      All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Principal Preservation generally believes to be accurate. A Portfolio may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, Principal Preservation assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention a Portfolio or Principal Preservation include, but are not limited to, the following:

The Business Journal
Business Week
Changing Times
Chicago Tribune
Chicago Sun-Times
Crain's Chicago
Business
Consumer Reports
Consumer Digest
Financial World
Forbes
Fortune
Investor's Daily
Los Angeles Times
Milwaukee Journal Sentinel
Money
Mutual Fund Letter
Mutual Fund Values
  (Morningstar)
Newsweek
The New York Times
Pension and Investments
Personal Investor
Stanger Reports
Time
USA Today
U.S. News and World Reports
The Wall Street Journal

      When a newspaper, magazine or other publication mentions Principal Preservation or a Portfolio, such mention may include: (i) listings of some or all of the Portfolio's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Portfolio, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information or similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of Principal Preservation or a portfolio manager's economic and market outlook, in general and for a Portfolio.

      A Portfolio may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

      The performance of a Portfolio may be compared to any or all of the following indexes or averages:

Dow-Jones Industrial Average
Russell 2000 Small Stock Index
Russell Mid-Cap Stock Index
Russell 2500 Index
Standard & Poor's 500 Stock Index
Standard & Poor's 400 Industrials
Standard & Poor's Mid-Cap 400 Index
Wilshire 5000
Wilshire 4500
Wilshire 4000
(These indexes are widely recognized indicators of general U.S. stock market results.)
New York Stock Exchange Composite Index
American Stock Exchange Composite Index
NASDAQ Composite
NASDAQ Industrials
(These indexes generally reflect the performance of stock traded in the indicated markets.)

     The performance of a Portfolio may also be compared to the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Mid-Cap Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

     Lipper Small Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds as calculated and published by Lipper. Lipper is an independent service that monitors the performance of more than 1,000 funds.

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and by Morningstar, Inc. ("Morningstar"), respectively. The Portfolio may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Portfolio to a different category or develop (and place the Portfolio into) a new category, the Portfolio may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, a Portfolio may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Portfolio's risk score (which is a function of the Portfolio's monthly returns less the 3-month Treasury bill return) from the Portfolio's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risks, or both.

     To illustrate the historical returns on various types of financial assets, a Portfolio may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. A Portfolio may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Principal Preservation to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stock (small-capitalization, large-capitalization, or both).

                                   TAX STATUS

     Each series of a series company, such as Principal Preservation, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various portfolios in one fund are not combined.

     The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Portfolio must satisfy a number of requirements. Among such requirements is the requirement that at least 90% of the Portfolio's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. In addition, each Portfolio must distribute at least 90% of its taxable income (including realized gains on the sale of securities in addition to interest, dividend and other income) and, is subject to a 4% federal excise tax if it fails to distribute at least 98% of its ordinary income and 98% of its net capital gains earned or realized during a calendar year. Each Portfolio plans to distribute its income and capital gains so as to avoid the excise tax. Finally, each Portfolio is subject to the limitation that, with respect to 75% of its assets, no more than 5% of its assets may be invested in the securities of any one issuer.

     A portion of each Portfolio's net investment income may qualify for the 70% dividends received deduction for corporations. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Portfolio for the year. If less than 100% of the Portfolio's gross income constitutes dividend income, then only a portion of distributions by the Portfolio will be treated as dividend income for purposes of computing the dividends received deduction for corporations.

     Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 31% backup Federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if one of the Portfolios is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

     Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares will not be deductible for Federal income tax purposes.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     No person controls Principal Preservation or any Portfolio.

     As of April 1, 1999, no person was known to Principal Preservation to be the "beneficial owner" (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of the outstanding shares of Principal Preservation's common stock, or of any of the Portfolios, except as reflected in the table below:

                                                               PERCENT OF
                                                               OUTSTANDING
SHAREHOLDER                            PORTFOLIO            SHARES AT 4/1/99
-----------                            ---------            ----------------

Ottawa County, #28                 Government Portfolio          10.6%
P.O. Box 705
414 Washington
Grand Haven, MI

Washtenah Community College       Government Portfolio            5.7%
P.O. Box D1
Ann Arbor, MI

Ziegler Growth Retirement Plan   Select Value Portfolio           27.0%
215 North Main Street
West Bend, WI

Robert W. Baird & Company, Inc.   Managed Growth Portfolio         5.0%
A/C 6374-2427
777 East Wisconsin Ave.
Milwaukee, WI 53202

Etrust & Company                 Managed Growth Portfolio        12.7%
Partnership
Suite 800
511 Union Street
Nashville, TN 37219

B.C. Ziegler & Company, Cust.    Managed Growth Portfolio        18.9%
William Schneider IRA
4424 Oakridge Circle
De Pere, WI  54115

     Information as to beneficial ownership was obtained from information on file with the Securities and Exchange Commission or furnished by the specified person or the Transfer Agent.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between Principal Preservation and the broker.

     Allocation of transactions, including their frequency, to various dealers is determined by the Advisors in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Principal Preservation may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. In addition, if Ziegler or another affiliate of an Advisor is utilized as a broker by Principal Preservation, and other clients of such Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by it to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to the Portfolio.


     The table below shows, for the last three fiscal years, the aggregate brokerage commissions paid by each Portfolio on purchases and sales of portfolio securities.

                                  YEAR ENDED DECEMBER 31,
                     --------------------------------------------------
PORTFOLIO               1998               1997                1996
---------               ----               ----                -----
S&P 100 Plus          $16,836            $17,347              $15,733
Dividend Achievers      9,835              9,685               10,458
Select Value           46,251             25,014               24,233
PSE Tech 100 Index     35,409             33,759                9,017


     During the fiscal years ended December 31, 1998, 1997 and 1996 (or the portion of such year during which the relevant Portfolio was in operation), the aggregate brokerage commissions paid by each Portfolio to Ziegler or an affiliate of Ziegler were as follows:

                        BROKERAGE COMMISSIONS PAID TO ZIEGLER OR ITS
                           AFFILIATES FOR YEAR ENDED DECEMBER 31,
                     --------------------------------------------------
PORTFOLIO               1998               1997                1996
---------               ----               ----                -----
S&P 100 Plus          $ 8,821             $  -0-             $   -0-
Select Value              -0-                -0-                 -0-
Dividend Achievers      9,835              9,685              10,458
                      -------             ------             -------
PSE Tech 100 Index      1,114                -0-                 -0-
                      -------             ------             -------
    TOTAL             $19,770             $9,685             $10,458
                      -------             ------             -------
                      -------             ------             -------


     The amount received by Ziegler or its affiliates during the year ended December 31, 1998 constituted 18.5% of the aggregate brokerage commissions paid by Principal Preservation during that year, and the brokerage commissions earned by Ziegler and its affiliates during that year were earned on approximately 25.7% of the total dollar amount of portfolio transactions of Principal Preservation which involved the payment of commissions.

     Except for commissions paid to Ziegler and its affiliates, none of the Portfolios paid brokerage commission to any affiliate of any of the Advisors during the periods presented.

                   COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     The audited financial statements of each Portfolio incorporated by reference into the Prospectus and this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and incorporated by reference into the Prospectus and this Statement of Additional Information and reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

     Quarles & Brady LLP, as counsel to Principal Preservation, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.


                              FINANCIAL STATEMENTS

     The following audited financial statements and related footnotes of each Portfolio and the Report of the Independent Public Accountants thereon are incorporated herein by reference from Principal Preservation's 1998 Annual Report to shareholders of the Portfolios. No Financial Statements are incorporated with respect to the Managed Growth Portfolio, because that Portfolio first commenced operations on January 1, 1999.

      1.  Balance Sheets of each Portfolio dated December 31, 1998.

      2. Statements of Changes in Net Assets of each Portfolio for the years ended December 31, 1998 and 1997.

      3. Statement of Operations of each Portfolio for the year ended December 31, 1998.

     A copy of the 1998 Annual Report may be obtained free of charge by writing or calling Principal Preservation, 215 North Main Street, West Bend, Wisconsin 53095, telephone: 1-800-826-4600.


                  DESCRIPTION OF RATINGS OF CERTAIN SECURITIES

     Each Portfolio will limit its investment in debt securities to those which are rated in one of certain specified categories by a Nationally Recognized Statistical Rating Organization or are U.S. Government Securities. The following is a brief description of the rating systems used by three of these organizations.

CORPORATE AND MUNICIPAL BOND RATINGS

Standard & Poor's Ratings Services
----------------------------------

     An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers or lessees.

     The ratings are based, in varying degrees, on the following considerations:

      I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      II. Nature of and provisions of the obligation; and

      III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     S&P's four highest rating categories are as follows:

      AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

      BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protective parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

Moody's Investors Service, Inc.
-------------------------------

     The purpose of Moody's Ratings is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. Moody's four highest rating categories are as follows:

      Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa. Bonds which are Aa are judged to be of high quality by all standards.
          Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa. Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fitch Investors Service, Inc.
-----------------------------

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch's four highest rating categories are:

      AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

General
-------

     The S&P and Fitch "AA", "A" and "BBB" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The letter "p" following an S&P rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his or her own judgment with respect to such likelihood and risk.

     The word "Conditional" following a Fitch rating indicates the rating is conditional and is premised on the successful completion of a project or the occurrence of a specific event.

     Moody's security rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     The symbol "Con" in a rating by Moody's indicates a provisional rating given to bonds for which the security depends upon the completion of some act of the fulfillment of some condition. These are bonds secured by: (1) earnings of projects under construction; (2) earnings of projects unseasoned in operating experience; (3) rentals which begin when facilities are completed; or (4) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTE RATINGS

Moody's Investors Service, Inc.
-------------------------------

      MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's Ratings Services
----------------------------------

      SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

      SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

     Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

     -Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

     -Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)


Fitch Investors Service, Inc.
-----------------------------

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

       F-1+.  Exceptionally Strong Credit Quality.  Issues assigned this rating
              ------------------------------------
              are regarded as having the strongest degree of assurance for timely payment.

       F-1. Very Strong Credit Quality.  Issues assigned this rating reflect an
            ---------------------------
            assurance of timely payment only slightly less in degree than issues rated "F-1+."

       F-2. Good Credit Quality.  Issues assigned this rating have a
            --------------------
            satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

       F-3. Fair Credit Quality.  Issues assigned this rating have
            --------------------
            characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

       Fitch also uses the symbol "LOC" which indicates that the rating is based on a letter of credit issued by a commercial bank.

RATINGS OF COMMERCIAL PAPER

Standard & Poor's Ratings Services
----------------------------------

       S&P ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The ratings are based on current information furnished to S&P by the issuer and obtained by S&P from other sources it considers reliable. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

       A-1. This designation indicates the degree of safety regarding timely payment is overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted with a "plus" (+) designation.

       A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

       A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

       B. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

       C. Issues rated "C" are regarded as having a doubtful capacity for payment.

       D.   Issues rated "D" are in payment default.

Moody's Investors Service, Inc.
-------------------------------

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1. Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment or short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short- term promissory obligations. This will normally be evidenced by many of the characteristics cited above in the Prime-1 category but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.

PRINCIPAL PRESERVATION PORTFOLIOS, INC.

     215 North Main Street
     West Bend, Wisconsin 53095


INVESTMENT ADVISOR

     B.C. Ziegler and Company
     215 North Main Street
     West Bend, Wisconsin  53095

SUB-ADVISORS

     Ziegler Asset Management, Inc.
     (Sub-Advisor to the S&P 100 Plus, Dividend Achievers and PSE Tech 100 Index Portfolios)
     215 North Main Street
     West Bend, Wisconsin 53095

     Skyline Asset Management, L.P.
     (Sub-Advisor to the Select Value Portfolio)
     311 South Wacker Drive
     Suite 4500
     Chicago, Illinois 60606

     Geneva Capital Management, Ltd.
     (Sub-Advisor to the Managed Growth Portfolio)
     250 East Wisconsin Avenue
     Suite 1050
     Milwaukee, Wisconsin 53202


DISTRIBUTOR, ACCOUNTING/PRICING AGENT
AND TRANSFER AND DIVIDEND DISBURSING AGENT

     B.C. Ziegler and Company
     215 North Main Street
     West Bend, Wisconsin 53095

CUSTODIAN

     Firstar Bank Milwaukee, N.A.
     777 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

LEGAL COUNSEL

     Quarles & Brady LLP
     411 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP
     100 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202



                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

Part C.   Other Information

Item 23.  Exhibits
          --------

          See Exhibit Index following Signature Page, which Exhibit Index is incorporated herein by this reference.

Item 24.  Persons Controlled by or under Common Control with the Fund
          -----------------------------------------------------------

          Not applicable.

Item 25.  Indemnification
          ---------------

          Reference is made to Article IX of Principal Preservation's Bylaws filed as Exhibit No. (A)(1) to its Registration Statement with respect to the indemnification of Principal Preservation's directors and officers, which is set forth below:

          Section 9.1.  Indemnification of Officers, Directors, Employees and
          ------------  -----------------------------------------------------
          Agents.  The Corporation shall indemnify each person who was or is a
          -------
          party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:
               --------

               (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

               (b)  the Corporation shall not indemnify any person unless:

                    (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                    (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

     Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

          (1)  such person shall provide adequate security for his undertaking;

          (2) the Corporation shall be insured against losses arising by reason of such advance; or

          (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

     Section 9.2 Insurance of Officers, Directors, Employees and Agents.  The
     ------------------------------------------------------------------
Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------

     (a)  B.C. Ziegler and Company

          B.C. Ziegler and Company is a wholly owned subsidiary of The Ziegler Companies, Inc. It serves as investment advisor to all of the currently designated series of Principal Preservation Portfolios, Inc. other than the Cash Reserve Portfolio. Ziegler Asset Management, Inc., another subsidiary of The Ziegler Companies, Inc., serves as investment advisor to the Cash Reserve Portfolio.

          Set forth below is a list of the officers and directors of B.C. Ziegler and Company as of March 31, 1999, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                                                POSITION WITH
                                                 B.C. ZIEGLER
        NAME                                 AND COMPANY(1)<F68>                                 OTHER AFFILIATIONS(2)<F69>
        ----                                 -------------------                                 --------------------------
Peter D. Ziegler                   Chairman of the Board, President, Chief           Director of West Bend Mutual Insurance Company,
                                   Executive Officer and Director; Chairman -        1900 S. 18th Avenue, West Bend, WI 53095
                                   Ziegler Securities                                (insurance company); Director of Trustmark
                                                                                     Insurance Cos. (mutual life insurance company)

S. Charles O'Meara                 Senior Vice President, General Counsel,           Secretary of Principal Preservation Portfolios,
                                   Corporate Secretary and Director                  Inc.

D. A. Wallestad(3)<F70>            Senior Vice President - Chief Financial Officer

John C. Wagner                     Senior Vice President - Ziegler Investment
                                   Division Retail Sales and Director

Ronald N. Spears                   Senior Vice President - Ziegler Investment Division

Donald A. Carlson, Jr.             Senior Vice President

Michael P. Doyle                   Senior Vice President - Ziegler Investment
                                   Division Retail Operations

Robert J. Tuszynski                Senior Vice President - Ziegler                   President, Chief Executive Officer and Director
                                   Investment Division                               of Principal Preservation Portfolios, Inc.

Richard J. Glaisner                Senior Managing Director - Ziegler                Director of Principal Preservation Portfolios,
                                   Investment Division                               Inc.
R. R. Poggenburg                   Senior Vice President - Ziegler
                                   Investment Division

D. A. Carlson, Jr.                 President, Chief Executive Officer and
                                   Treasurer - Ziegler Securities

S. R. Arnold                       Senior Vice President - TFI Institutional
                                    Sales - Ziegler Securities

M. P. McDaniel                     Senior Vice President and Director of
                                   Tax-Exempt Sales and Trading - Ziegler Securities

T. R. Paprocki                     Senior Vice President and Director of
                                   Capital Markets - Ziegler Securities

M. A. Baumgartner                  Senior Vice President - Ziegler Securities

D. J. Hermann                      Senior Vice President   -   Ziegler Securities

J. C. Vredenbregt                  Vice President - Treasurer and Controller;
                                   Assistant Treasurer - Ziegler Securities
-------------------------------

(1)<F68> Ziegler Investment Division and Ziegler Securities are divisions of B. C. Ziegler and Company.

(2)<F69> Certain of the indicated persons are officers or directors, or both, of B.C. Ziegler and Company's parent, The Ziegler
         Companies, Inc., and of other subsidiaries of its parent.  Other than these affiliations, and except as otherwise indicated on the table, the response is none.

(3)<F70> Mr. Wallestad has since left the firm.

     (b)  Ziegler Asset Management, Inc.

          Ziegler Asset Management, Inc. is a wholly owned subsidiary of The Ziegler Companies, Inc. It serves as sub-advisor to the S&P 100 Plus, Dividend Achievers and PSE Tech 100 Index Portfolios and as investment advisor to the Cash Reserve Portfolio.


          Set forth below is a list of the officers and directors of Ziegler Asset Management, Inc. as of March 31, 1999, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                                                POSITION WITH
                                                ZIEGLER ASSET
        NAME                                      MANAGEMENT                                     OTHER AFFILIATIONS(1)<F71>
        ----                                     -----------                                    ---------------------------
P. D. Ziegler                      Chairman and Director                             Chairman of the Board, President, Chief
                                                                                     Executive Officer and Director, B.C. Ziegler
                                                                                     and Company; Chairman, Ziegler Securities;
                                                                                     Director, West Bend Mutual Insurance Company,
                                                                                     1900 S. 18th Avenue, West Bend, WI  53095
                                                                                     (insurance company)

Geoffrey G. Maclay, Jr.            President and Chief Executive Officer             President and Chief Executive Officer, Ziegler
                                                                                     Asset Management, Inc.

R. D. Ziegler                      Senior Vice President and Director                Chairman and Director, Principal Preservation
                                                                                     Portfolios, Inc., Director, Johnson Controls,
                                                                                     Inc., 5757 N. Green Bay Avenue, Milwaukee, WI
                                                                                     53201 (manufacturing)

Robert J. Tuszynski                Vice President                                    Senior Vice President, B.C. Ziegler and
                                                                                     Company; President, Chief Executive Officer and
                                                                                     Director of Principal Preservation Portfolios,
                                                                                     Inc.

M. J. Dion                         Vice President - Portfolio Manager and            None
                                   Chief Investment Officer

R. F. Patek                        Vice President - Portfolio Manager                None

D. R. Wyatt                        Vice President - Retirement Plan Services         None

J. R. Yovanovich                   Corporate Secretary                               Corporate Secretary, B.C. Ziegler and Company

J. C. Vredenbregt                  Treasurer                                         Vice President - Treasurer and Controller, B.C.
                                                                                     Ziegler and Company; Assistant Treasures;
                                                                                     Ziegler Securities

D. L. Lauterbach                   Vice President                                    None

W. E. Hansen                       Vice President                                    None

J. R. Wyatt                        Vice President                                    None

Jay Ferrara, Jr.                   Vice President - Portfolio Manager and Analyst    None
---------------------------

(1)<F71>Certain of the indicated persons are officers or directors, or both, of Ziegler Asset Management, Inc.'s parent, The
        Ziegler Companies, Inc., and of other subsidiaries of its parent.  Other than these affiliations, and except as otherwise indicated on the table, the response is none.

     (c)  Skyline Asset Management, L.P.

          Skyline Asset Management, L.P. ("Skyline") serves as sub-advisor to the Select Value Portfolio. Skyline is a Delaware limited partnership whose general partner is Affiliated Managers Group, Inc. ("AMG") and whose limited partners consist of five corporations owned separately by five officers of Skyline, namely William M. Dutton, Kenneth S. Kailin,
     Stephen F. Kendall, Geoffrey F. Lutz and Michael Maloney. AMG is a New York Stock Exchange traded Delaware corporation which is an asset management holding company that acquires interests in investment management firms. The executive offices of AMG are located at Two International Place, 23rd Floor, Boston, Massachusetts 02110.

          Set forth below is a list of the officers and directors of Skyline Asset Management, L.P. as of March 31, 1999, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606):

 .                                           POSITION WITH SKYLINE
        NAME                                ASSET MANAGEMENT, L.P                                   PRINCIPAL OCCUPATION
        ----                                ---------------------                                  ---------------------

William M. Dutton                  Chief Investment Officer and Limited Partner      Chief Investment Officer of Skyline Asset
                                                                                     Management, L.P. since June, 1995; Executive
                                                                                     Vice President, Mesirow Asset Management, Inc.,
                                                                                     from April, 1984 through August, 1995;
                                                                                     President, Skyline Fund (registered investment
                                                                                     company)

William L. Achenbach               Trustee                                           President, W.L. Achenbach & Associates, Inc., a
                                                                                     financial counseling firm, since July 1992.

Paul J. Finnegan                   Trustee                                           Vice President, Madison Dearborn Partners,
                                                                                     Inc., a venture capital firm, since January
                                                                                     1993.

David A. Martin                    Trustee                                           Attorney and Principal, Righeimer, Martin &
                                                                                     Cinquino.

Richard K. Pearson                 Trustee                                           Retired; Director, Citizens Savings Bank
                                                                                     (Anamosa, Iowa),  and Director, First Community
                                                                                     Bank (Milton, Wisconsin).  Previously, Director
                                                                                     and President, LaSalle Bank, Westmont,
                                                                                     (Westmont, Illinois), from 1994 to 1997, and
                                                                                     Director, Chief Executive Officer, and
                                                                                     President, LaSalle Bank, Northbrook
                                                                                     (Northbrook, Illinois), from  1986 to 1994.

Stephen F. Kendall                 President                                         President, Skyline Asset Management, L.P.,
                                                                                     since  January 1998.  Previously, Regional Vice
                                                                                     President, Metro Region, Nabisco Biscuit
                                                                                     Company.

Kenneth S. Kailin                  Principal - Portfolio Manager and                 Principal - Portfolio Manager, Skyline Asset
                                   Limited Partner                                   Management, L.P. since June, 1995; Senior Vice
                                                                                     President, Mesirow Asset Management, Inc., from
                                                                                     April, 1987 through August, 1995; Executive
                                                                                     Vice President, Skyline Fund (registered
                                                                                     investment company)

Geoffrey P. Lutz                   Principal - Institutional Marketing               Principal - Institutional Marketing, Skyline
                                   and Limited Partner                               Asset Management, L.P. since June, 1995; Vice
                                                                                     President, Mesirow Asset Management, Inc., May,
                                                                                     1992 through August, 1995; prior thereto,
                                                                                     Registered Representative, Mesirow Financial,
                                                                                     Inc. and Mesirow Investment Services, Inc.
                                                                                     (registered brokers-dealers/ investment
                                                                                     advisers); Executive Vice President, Skyline
                                                                                     Fund (registered investment company)

Michael Maloney                    Principal - Securities Analyst                    Principal - Securities Analyst, Skyline Asset
                                   and Limited Partner                               Management, L.P., since June, 1995; Investment
                                                                                     Analyst, Mesirow Asset Management, Inc. from
                                                                                     February, 1993 through August, 1995; prior
                                                                                     thereto Investment Analyst, Baker Fentress &
                                                                                     Co. (investment manager); Senior Vice
                                                                                     President, Skyline Fund (registered investment
                                                                                     company)

Daren C. Heitman                   Portfolio Manager                                 Portfolio Manager, Skyline Asset Management,
                                                                                     L.P., since August 1997; Securities Analyst
                                                                                     Skyline Asset Management, L.P. from September
                                                                                     1995 to August 1997;  Securities Analyst with
                                                                                     Mesirow Asset Management, Inc. from May 1994 to
                                                                                     August 1995, and Securities Analyst with
                                                                                     Mesirow Financial, Inc. from January 1993 to
                                                                                     May 1994.

Scott C. Blim                      Chief Financial Officer Director of               Chief Financial Officer, Skyline Asset
                                   Fund Marketing                                    Management, L.P. since September, 1995; Vice
                                                                                     President, Director and Chief Administrative
                                                                                     Officer, Murray Johnstone International Ltd.
                                                                                     (investment firm) from 1989 to 1994; Secretary
                                                                                     and Treasurer, Skyline Fund (registered
                                                                                     investment company)

Michelle M. Brennan                Director of Fund Marketing                        Director of Fund Marketing, Skyline Asset
                                                                                     Management, since August 1996; previously
                                                                                     Regional Marketing Associate, Strong Capital
                                                                                     Management

     (d)  Geneva Capital Management Ltd.

          Geneva Capital Management Ltd. ("Geneva") serves as sub-advisor to the Managed Growth Portfolio. Geneva is a privately owned Wisconsin corporation. Set forth below is a list of the officers and directors of Geneva as of March 31, 1999, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years (the business address of all such persons is c/o Geneva Capital Management L.P., 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202):

        NAME                                 POSITION WITH GENEVA                                    OTHER AFFILIATIONS
        ----                                 --------------------                                    ------------------
William A. Priebe                  President and Director                            None

Amy S. Croen                       Executive Vice President and Director             None

John J. O'Hare II                  Vice President                                    Senior Analyst, The Nicholas Funds (registered
                                                                                     investment company), from 1992 to 1997

William F. Schneider, M.D.         Director                                          Retired Surgeon



Item 27.  Principal Underwriters
          ----------------------

     (a)

                                         OTHER INVESTMENT COMPANIES FOR
                                     WHICH UNDERWRITER ACTS AS UNDERWRITER,
UNDERWRITER                             DEPOSITOR OR INVESTMENT ADVISOR
-----------                             -------------------------------
B.C. Ziegler and Company           An underwriter for all of the mutual fund
                                   series of Principal Preservation; American
                                   Tax-Exempt Bond Trust, Series 1 (and sub-sequent series); Ziegler U.S. Government
                                   Securities Trust, Series 1 (and subsequent series); American Income Trust, Series 1 (and subsequent series); Ziegler Money Market
                                   Trust; The Insured American Tax-Exempt Bond
                                   Trust, Series 1 (and subsequent series); and principal underwriter for Portico Funds.

      (b) A list of the officers and directors of B.C. Ziegler and Company as of March 31, 1999, together with information as to their positions with B.C. Ziegler and Company and with Principal Preservation, is set forth under Item 26(a) above. The address of each officer and director of B.C. Ziegler and Company is 215 North Main Street, West Bend, Wisconsin 53095, Telephone (414) 334-5521.

     (c)  Not applicable.

Item 28.  Location of Accounts and Records
          ---------------------------------

          (a)  B.C. Ziegler and Company
               215 North Main Street
               West Bend, Wisconsin 53095

               General ledger, including subsidiary ledgers; corporate records and contracts; Portfolio ledger; shareholder documents, including IRA documents; and transaction journals and confirmations for portfolio trades for the Tax-Exempt, Government and Wisconsin Tax-Exempt Portfolios.

          (b)  Ziegler Asset Management, Inc.
               215 North Main Street
               West Bend, Wisconsin  53095

               Transaction journals and confirmations for portfolio trades for the S&P 100 Plus, Dividend Achievers, PSE Tech 100 Index and Cash Reserve Portfolios.

          (c)  Skyline Asset Management, L.P.
               311 South Wacker Drive
               Suite 4500
               Chicago, Illinois  60606

               Transaction journals and confirmations for portfolio trades for the Select Value Portfolio.
          (d)  Geneva Capital Management, Ltd.
               250 East Wisconsin Avenue
               Suite 1050
               Milwaukee, Wisconsin  53202

               Transaction journals and confirmations for portfolio trades for the Managed Growth Portfolio.

Item 29.  Management Services
          -------------------

          Not applicable.

Item 30.  Undertakings
          ------------
          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b) and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Bend and State of Wisconsin on this 29th day of April, 1999.

                              PRINCIPAL PRESERVATION PORTFOLIOS, INC.


                                   /s/ Robert J. Tuszynski
                              By:  ---------------------------------
                                   Robert J. Tuszynski, President

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to its Registration Statement on Form N-1A has been signed below on this 29th day of April, 1999, by the following persons in the capacities indicated.
                  SIGNATURE             TITLE


/s/  Robert J. Tuszynski                Director and President (Chief Executive
---------------------------------       Officer)
Robert J. Tuszynski

/s/  Franklin P. Ciano                  Chief Financial Officer and Treasurer
---------------------------------       (Chief Financial and Accounting Officer)
Franklin P. Ciano

Richard H. Aster*<F72>                  Director
---------------------------------
Richard H. Aster

August J. English*<F72>                 Director
---------------------------------
August J. English

Ralph J. Eckert*<F72>                   Director
---------------------------------
Ralph J. Eckert

Richard J. Glaisner*<F72>               Director
---------------------------------
Richard J. Glaisner

*<F72>By: /s/  Robert J. Tuszynski
         ---------------------------------
        Robert J. Tuszynski, pursuant to a Power of Attorney dated May 15, 1998, a copy of which is filed herewith (see following page)


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Robert J. Tuszynski, Franklin P. Ciano and S. Charles O'Meara, or any of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf, in any and all capacities, Principal Preservation Portfolios, Inc.'s Registration Statement on Form N-1A (Registration No. 33-12 under the Securities Act of 1933; File No. 811-4401 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable Principal Preservation Portfolios, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

     IN WITNESS WHEREOF, each of the undersigned directors of Principal Preservation Portfolios, Inc. has hereunto set his hand as of this 15th day of May, 1998.



/s/  Robert J. Tuszynski                /s/ August J. English
---------------------------------       ---------------------------------
Robert J. Tuszynski                     August J. English

/s/ Richard J. Glaisner                 /s/ Ralph J. Eckert
---------------------------------       ---------------------------------
Richard J. Glaisner                     Ralph J. Eckert


/s/ Richard H. Aster
---------------------------------
Richard H. Aster


                                 EXHIBIT INDEX

                                                                                                         PREVIOUSLY FILED AND
                                                                                                   INCORPORATED BY REFERENCE FROM:
                                                                                                   -------------------------------
                                                                                                1933 ACT
                                                                                             POST-EFFECTIVE
 EXHIBIT                                                                                       AMENDMENT      DATE FILED    FILED
 NUMBER                     DESCRIPTION                                                          NUMBER        WITH SEC    HEREWITH
 ------                     -----------                                                          ------        -------     --------
 (A)(1)     Amended and Restated Articles of Incorporation                                         38          4/30/97
 (A)(2)     December 23, 1998 Articles Supplementary                                               47          12/31/98
 (B)        By-Laws                                                                                38          4/30/97
 (C)        Rule 18f-3 Operating Plan                                                              41           4/2/98
 (D)(1)     Investment Advisory Agreement with B.C. Ziegler and Company                            48          2/12/99
 (D)(2)     Investment Advisory Agreement with Ziegler                                             31          12/29/95
              Asset Management for Cash Reserve Portfolio
 (D)(3)     Sub-Advisory Agreement with Ziegler Asset Management                                   48          2/12/99
 (D)(4)     Sub-Advisory Agreement with Skyline Asset Management                                   32          3/27/96
 (D)(5)     Sub-Advisory Agreement with Geneva Capital Management                                  47          12/31/98
 (E)(1)     Distribution Agreement                                                                 48          2/12/99
 (E)(2)     Form of Selected Dealer's Agreement                                                    48          2/12/99
 (F)        Not Applicable
 (G)        Custodian Agreement with Firstar Trust Company                                         43           5/1/98
 (H)(1)     Transfer and Dividend Disbursing Agent Agreement                                       33          3/27/96
 (H)(2)     Accounting/Pricing Agreement                                                           46          10/15/98
 (H)(3)     Shareholder Servicing Agreement for Class X Shares of the Cash Reserve Portfolio       36          12/10/96
 (H)(4)     Administrative Services Agreement for Cash Reserve Portfolio                           48          2/12/99
 (H)(5)     License Agreement with Pacific Stock Exchange Incorporated                             37          2/28/97
 (H)(6)     License Agreement with Standard and Poor's Corporation                                                            X
 (I)        Opinion of Counsel                                                                     38          4/30/97
 (J)(1)     Consent of Independent Public Accountants                                                                         X
 (J)(2)     Consent of Counsel                                                                     48          2/12/99
 (K)        Not Applicable
 (L)        Not Applicable
 (M)        Amended and Restated Distribution Plan Pursuant to Rule 12b-1                          46          10/15/98
 (N)        Financial Data Schedules                                                                                           X
 (O)        See Exhibit (C)